                                            Registration No. 333-283640

UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	X
Pre-Effective Amendment No.
Post-Effective Amendment No. 5	X

Symetra Life Insurance Company (Name of Insurance Company)
777 108th Ave NE, Suite 1200 Bellevue, WA 98004 (Address of Insurance Company's principal executive offices) (Zip Code)
(425)-256-8000 (Insurance Company's Telephone Number, including Area Code)
David Dimitri Senior Counsel Symetra Life Insurance Company 777 108th Ave NE, Suite 1200 Bellevue, WA 98004 (Name and address of agent for service)
Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.
It is proposed that this filing will become effective:

Immediately upon filing pursuant to paragraph (b)
X	On May 1, 2025, pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
On ___________ pursuant to paragraph (a)(1) of rule 485 under the Securities Act of 1933 (“Securities Act”)
If appropriate, check the following:

This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant:

New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within 3 years preceding this filing)
Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”))

If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act

X	Insurance Company relying on Rule 12h-7 under the Exchange Act
Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act)

Symetra Trek® Plus
Individual Single Premium Deferred Index-Linked Annuity Contract
Issued By:
SYMETRA LIFE INSURANCE COMPANY

Prospectus Dated: May 1, 2025

This prospectus describes the Symetra Trek® Plus Contract (the “Contract”) and contains important information. Please read it before investing and keep it for future reference. This prospectus does not constitute an offering in any jurisdiction in which the Contract may not lawfully be sold. The Contract is a single premium deferred index-linked annuity contract issued by Symetra Life Insurance Company. Only one Purchase Payment is allowed under the Contract. The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals. Certain words and phrases used and capitalized throughout the prospectus are defined in the section titled “Defined Terms.”

This prospectus describes all material rights and obligations of annuity purchasers under the Contract. The Contract may not be currently available in all states and may vary in your state. Also, your selling firm may not recommend the selection of certain Indexed Accounts or other features available under the Contract based on criteria established by the selling firm. You should speak with your financial professional for details about the Indexed Accounts and features available through their firm. As the Owner of the Contract, all Indexed Accounts and features described in this prospectus are available to you subject to restrictions described in the prospectus.

Under the Contract, you may allocate your Purchase Payment to one or more of the “Indexed Accounts” that are available under the Contract. Each Indexed Account is tied to a market index and has an applicable Crediting Method. Each Crediting Method permits positive interest to be credited, subject to a limit, and provides limited protection against negative interest. Not all Crediting Methods described in this prospectus are available to all Contracts. See your Contract and the section titled “Crediting Methods” for more information. At the end of an “Interest Term,” we will credit to your Contract an amount of interest (“Indexed Interest”), which may be positive, negative, or equal to zero, based on the Index performance and Crediting Method of the Indexed Account you invest in. Interest Terms track the Index performance for one, two or six years. Certain Indexed Accounts deduct an Indexed Account Charge. Indexed Accounts with an Indexed Account Charge offer the potential of higher Indexed Interest for the Interest Term than similar Indexed Accounts that do not have an Indexed Account Charge.

You may also choose to invest all or a portion of your Contract Value for one or more Interest Terms in the Fixed Account. Amounts allocated to the Fixed Account earn compounded interest at an annual fixed rate for the duration of an Interest Term, subject to a guaranteed minimum rate of 1%. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period. See the section titled “Fixed Account” for more information.

A description of all of the investment options available under the Contract can be found in Appendix A: Investment Options Available Under the Contract.

The Contract also includes a “Return Lock” feature for each Indexed Account. If you decide to exercise the Return Lock feature during an Interest Term, the value of your investment in the Indexed Account (which fluctuates each Business Day) will not change for the remainder of the Interest Term unless you take a withdrawal. You should fully understand the operation and impact of the Return Lock feature, as described in this prospectus. See the section titled “Return Lock.”

Our obligations under the Contract are subject to our financial strength and claims-paying ability.

We designed the Contract to be a long-term investment that you may use to help save for retirement. The Contract is not designed to be a short-term investment and is not appropriate for an investor who needs ready access to cash.

You may take partial withdrawals (including repetitive withdrawals, a form of systematic partial withdrawals) and a full withdrawal (i.e., surrendering your Contract) at any time prior to annuitization, regardless of whether the Return Lock feature has been exercised. Withdrawals may be subject to surrender charges, negative adjustments to certain values under your Contract, taxes, and tax penalties. In extreme circumstances, you could lose up to 100% of your Contract Value allocated to an Indexed Account due to a negative adjustment. You should talk to your financial professional prior to taking repetitive withdrawals.

The Contract is a complex insurance and investment vehicle. An investment in this Contract is subject to risks, including the possible loss of principal. Investors should speak with a financial professional about the Contract’s features, benefits, risks, and fees, and whether the Contract is appropriate for the investor based upon such investor’s financial situation and objectives.

We limit the amount of interest you can earn from an Indexed Account through the upside potential feature of each Crediting Method. The upside potential feature will be the Trigger Rate, Dual Trigger Rate or Cap. If the Index Return exceeds the Trigger Rate, Dual Trigger Rate or Cap percentage, your Adjusted Index Return is set to equal the lower Trigger Rate, Dual Trigger Rate or Cap percentage.

The following chart shows the lowest limits that may be established under the Contract for the Cap, Participation Rate, Trigger Rate and Dual Trigger Rate.

Crediting Method	Lowest Limit on Index Gains
Cap During Surrender Charge Period	2%
Cap After Surrender Charge Period	1%
Participation Rate	100%
Trigger Rate	1%
Dual Trigger Rate	1%

Limited downside protection is provided in the form of a Barrier, Floor, Buffer, and Buffer Plus Rate. We currently offer Indexed Accounts with Buffers that provide protection from negative Index Return of up to 10%, 15%, 20%, 30% or 100% depending on the Indexed Account selected. The Buffer Plus Rate provides protection from a negative Index Return of 10%, 20% or 30% depending on the Indexed Account selected. We previously offered an Indexed Account with a Barrier that provided protection from negative Index Return of up to 15%, and a Floor of 10%. These Indexed Accounts are no longer available to new allocations.

The following chart shows the maximum percentage of your investment you could lose during an Interest Term due to negative Index performance in connection with an Indexed Account with the Barrier, Floor, Buffer, and Buffer Plus Rate.

Crediting Method	Maximum Potential Loss % for Negative Performance *
Barrier	100%
Floor	10%
10% Buffer	90%
15% Buffer	85%
20% Buffer	80%
30% Buffer	70%
100% Buffer	0%
10% Buffer Plus Rate	90%
20% Buffer Plus Rate	80%
30% Buffer Plus Rate	70%
* The Maximum Potential Loss percentage shown in the chart above does not take into account any applicable Indexed Account Charge.

We reserve the right to add, remove or replace any Index in the future. In addition, we may not offer all Indexed Accounts at all times and may add or remove Indexed Accounts in the future. We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

In addition, we may change the Barrier, Floor, Buffer and Buffer Plus Rate percentages for Contracts issued in the future and future Contracts may have Indexed Accounts with different Barriers, Floors, Buffers, and Buffer Plus Rates available. However, the Barrier, Floor, Buffer, and Buffer Plus Rate percentage applicable to you will not change for the life of your Contract.

If you are a new investor in the Contract, you may cancel your Contract within 10 days of receiving it without paying fees or penalties (although we may apply a Contract adjustment) by returning it to us or to your registered representative. In some states, this cancellation period may be longer. Upon cancellation, depending on the state where your Contract is issued, you will receive either a full refund of the amount you paid with your application, or your total Contract Value. You should review this prospectus, and consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional information about certain investment products, including registered index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation, Federal Reserve Board, or any other government agency.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Defined Terms

DEFINED TERMS

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the Contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase	The period beginning on the Contract Date and ending on the Annuity Date.
Adjusted Index Return
The net change percentage in the Index Value of an Index from the start of an Interest Term to the end of the Interest Term, after any applicable adjustment for the Cap, Participation Rate, the Trigger Rate or Dual Trigger Rate, as applicable, and either the Buffer, Buffer Plus Rate, Floor, or Barrier.

Allocation Date	The date when the Purchase Payment is allocated to the Fixed Account and/or one or more of the Indexed Accounts for the initial Interest Term. The Allocation Date will be the next 7th or 21st calendar day of a month, whichever occurs first, after the Contract Date. If this date is not a Business Day, the allocation will occur on the next Business Day.
Annuitant	The natural person(s) on whose life (or lives) annuity payments under the Contract are based.
Annuity Date	The date the Income Phase begins.
Barrier
An element of a type of Crediting Method. The Barrier percentage represents the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Interest Term. If the negative Index Return exceeds the Barrier percentage, you are subject to 100% of any negative Index Return.

Base Value	For each Indexed Account in which you invest, your Base Value is an amount used to calculate (i) your Indexed Account Value on the first Business Day of the Interest Term; (ii) your Interim Value on each other Business Day of the Interest Term (except the last Business Day); and (iii) your Indexed Interest on the last Business Day of the Interest Term. Your Base Value is not a cash value under the Contract.
Beneficiary	The person or entity designated by the Owner to receive any Contract benefits upon the Owner’s death.
Buffer
An element of a type of Crediting Method. The Buffer represents the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Interest Term. It provides limited protection against negative Indexed Interest. The Buffer does not protect you from an Indexed Account Charge.

Buffer Plus Rate
An element of a type of Crediting Method. The Buffer Plus Rate represents the percentage added to the Index Return to offset any negative Index Return, including potentially providing a positive Adjusted Index Return when the Index Return is negative for a given Interest Term. It also represents the minimum positive Adjusted Index Return if the Index Return is positive or zero. It provides limited protection against negative Indexed Interest.

Business Day	Any day that the New York Stock Exchange (“NYSE”) is open for regular trading. A Business Day ends at the same time that regular trading on the NYSE closes (typically 4:00 PM Eastern Time).
Cap
An element of a type of Crediting Method. The Cap represents the maximum Adjusted Index Return that can be credited under an Indexed Account for an Interest Term. It limits the potential positive Indexed Interest that may be credited during an Interest Term. For any Indexed Account with both a Cap and a Participation Rate, the Adjusted Index Return will be limited by the Cap.

Cash Surrender Value	The amount that you will receive if you surrender your Contract (i.e., take a full withdrawal) during the Accumulation Phase. The Cash Surrender Value equals your Contract Value minus any surrender charge and any applicable taxes payable by us and not previously deducted.
Code	Internal Revenue Code of 1986, as amended.
Contract	Symetra Trek® Plus Contract, which is a single premium deferred index-linked annuity contract between Symetra Life and you, as the Owner.
Contract Date	The first Business Day that the Contract is in force and the date from which we measure the Contract Anniversaries and Contract Years.

Defined Terms

Contract Value	The total amount attributable to your Contract during the Accumulation Phase at any given time. Prior to the Allocation Date, your Contract Value is the amount attributable to your Contract held in the Fixed Holding Account. After the Allocation Date, your Contract Value is the sum of your Indexed Account Values and your Fixed Account Value at any given time. Your Contract Value may not necessarily equal your Cash Surrender Value.
Contract Year	The 12-month period starting on the Contract Date and each anniversary of your Contract Date while the Contract remains in force.
Crediting Method	The Crediting Methods are used to calculate the Indexed Interest for an Indexed Account. The Crediting Methods are also taken into account when calculating Interim Values.
Dual Trigger Rate
An element of a type of Crediting Method. The rate of Indexed Interest that is credited under an Indexed Account at the end of an Interest Term if the Index Return is positive, zero, or negative within the Buffer. If the Index Return exceeds the Dual Trigger Rate percentage, your Adjusted Index Return will equal the lower Dual Trigger Rate percentage. The Dual Trigger Rate limits the potential positive Indexed Interest that may be credited for a given Interest Term.

Fixed Account	The investment option under the Contract that provides for guaranteed interest, and is subject to a guaranteed minimum interest rate. The Fixed Account is part of the General Account.
Fixed Account Value	The amount of your Contract Value allocated to the Fixed Account at any given time.
Fixed Holding Account	The account in which your Purchase Payment is held until the Allocation Date. The Fixed Holding Account provides for guaranteed interest, subject to a guaranteed minimum interest rate. The Fixed Holding Account is part of the General Account.
Floor	An element of a type of Crediting Method. The Floor represents the maximum negative Adjusted Index Return for a given Interest Term. It provides limited protection against negative Indexed Interest.
General Account	The account that holds all of Symetra Life’s assets, including all assets held in the Fixed Holding Account, the Fixed Account, and Separate Account RINA. The General Account does not include those assets held in Separate Account RITX or other Symetra Life separate accounts.
Guaranteed Minimum Cap	The minimum Cap for any given Indexed Account. We will not declare a Cap less than 2% during the Surrender Charge Period or 1% after the Surrender Charge Period ends.
Guaranteed Minimum Dual Trigger Rate	The minimum Dual Trigger Rate for an Indexed Account. We will not declare a Dual Trigger Rate less than 1%.
Guaranteed Minimum Participation Rate	The minimum Participation Rate for any given Indexed Account. We will not declare a Participation Rate less than 100%.
Guaranteed Minimum Trigger Rate	The minimum Trigger Rate for an Indexed Account. We will not declare a Trigger Rate less than 1%.
Home Office	Our address where communications must be sent.
Income Phase	The period beginning on the Annuity Date during which we make annuity payments to the Payee(s).
Index	The market index used to determine the Index Return for an Indexed Account. Each Index is comprised of or defined by certain securities or by a combination of certain securities and other instruments.
Index Return
The net change percentage in the Index Value of an Index from the start of an Interest Term to the end of the Interest Term, before any applicable adjustment for the Cap, Participation Rate, Trigger Rate and Dual Trigger Rate, as applicable, and either the Buffer, Buffer Plus Rate, Floor, or Barrier.

Index Value	The closing value of the Index on any Business Day. If an Index Value is not published for a Business Day, we will use the closing Index Value from the next Business Day.
Indexed Account Charge
For certain Indexed Accounts, the Indexed Account Charge, is an amount deducted from the Indexed Account Value. The amount of the charge is 1% for one-year interest terms, 2% for two-year interest terms and 6% for six-year Interest Terms.

Defined Terms

Indexed Account Value
During an Interest Term, you have an Indexed Account Value for each Indexed Account in which you invest. On the first Business Day of an Interest Term, your Indexed Account Value equals your Base Value. Except when the Return Lock has been exercised during the Interest Term, on each other Business Day (except the last Business Day), your Indexed Account Value equals your Interim Value minus any Indexed Account Charge. On the last Business Day, your Indexed Account Value equals your Base Value multiplied by the sum of 1 plus the Adjusted Index Return minus any Indexed Account Charge.

Indexed Accounts
The investment options under the Contract that provide for credited interest (either positive, negative, or equal to zero) based on the performance of a particular Index and the applicable Crediting Method. Each Indexed Account also includes the Return Lock feature.

Indexed Interest	The dollar amount of interest credited under an Indexed Account at the end of an Interest Term. Indexed Interest can be positive, negative or equal to zero.
Interest Term
The investment period over which performance of an Index is measured to determine Indexed Interest, or, for the Fixed Account, the period over which interest is credited at a specified declared rate. For Indexed Accounts, depending on the Crediting Method selected, we offer one-year, two-year, and six-year Interest Terms. Your Contract Value may be allocated among the Fixed Account and/or one or more Indexed Accounts. You may not transfer your Contract Value out of an Indexed Account or the Fixed Account until the end of its Interest Term.

Interest Term Year
The initial Interest Term Year is the 12-month period beginning on the Allocation Date and ending on the 7th or 21st calendar day of the month that is closest to the anniversary of your Allocation Date. Subsequent Interest Term Years are consecutive and will also begin and end on the 7th or 21st calendar day of the month that is closest to an anniversary of your Allocation Date.

Interim Value	The Interim Value represents the daily value of the underlying hypothetical instruments of your Indexed Account. This value is used in calculating your Indexed Account Value on any Business Day during an Interest Term except for the first and last Business Days of the Interest Term.
Owner	The person(s) or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to Owner in this prospectus includes any joint Owner. References to “you” in this prospectus refer to the Owner or a prospective Owner.
Participation Rate
An element of a type of Crediting Method. The Participation Rate represents a percentage that can be applied to the Index Return for a given Interest Term. For any Indexed Account with both a Cap and Participation Rate, the Adjusted Index Return will be limited by the Cap.

Payee	The person(s) or entity (or entities) designated by you to receive annuity payments during the Income Phase. You are the Payee unless you designate another person or entity as the Payee.
Purchase Payment	The single premium paid to us under the Contract, less any applicable taxes due at the time the payment is made.
Return Lock	A feature under the Contract for each Indexed Account. If you exercise the Return Lock feature during an Interest Term, your Indexed Account Value will remain equal to its value as of the Return Lock Date and will not change for the remainder of the Interest Term unless you take a withdrawal. You do not receive Indexed Interest at the end of an Interest Term if you exercise the Return Lock feature.
Return Lock Date	The Business Day on which we process your request to exercise the Return Lock.
Separate Account
Any reference to the Separate Account in this prospectus includes both Symetra Separate Account RINA and Symetra Separate Account RITX, unless otherwise noted. If your Contract was issued in a state other than Alaska, Texas or Washington, any assets allocated to the Indexed Accounts are allocated to Symetra Separate Account RINA, which we established under the laws of Iowa. Assets in Separate Account RINA are part of Symetra's General Account and are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business. If your Contract was issued in Alaska, Texas or Washington, any assets allocated to the Indexed Accounts are allocated to Symetra Separate Account RITX, which we established under the laws of Iowa. Assets in Symetra Separate Account RITX are not part of Symetra's General Account and are not subject to our creditors. Neither Symetra Separate Account RINA nor Symetra Separate Account RITX are registered under the Investment Company Act of 1940, as amended.

Symetra Life (or the “Company,” “we,” “us,” or “our”)	Symetra Life Insurance Company.

Defined Terms

Transfer Notice Deadline	For the Fixed Account, two Business Days prior to the end of the Interest Term. For an Indexed Account, two Business Days prior to the end of the Interest Term if the Return Lock feature has not been exercised for that Indexed Account. If the Return Lock feature has been exercised for that Indexed Account, during that Interest Term, two Business Days prior to the end of any Interest Term Year.
Trigger Rate
An element of a type of Crediting Method. If at the end of the Interest Term the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate. If the Index Return exceeds the Trigger Rate percentage, your Adjusted Index Return will equal the lower Trigger Rate percentage. The Trigger Rate limits the potential positive Indexed Interest that may be credited for a given Interest Term. It also potentially uses an Adjusted Index Return to compute Indexed Interest that is greater than the Index Return.

Defined Terms

OVERVIEW OF THE CONTRACT

PURPOSE
The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. During the Accumulation Phase, you may access your money under the Contract by taking withdrawals of your Contract Value. During the Income Phase, we pay guaranteed income in the form of annuity payments. The Contract also has a death benefit that may become payable during the Accumulation Phase. All payments under the Contract are subject to the terms and conditions described in this prospectus.

The Contract is appropriate for you if you have a long investment time-horizon and are interested in potential tax-deferred growth. You should not buy the Contract if you are looking for a short-term investment, if you plan on taking withdrawals before the end of the surrender charge period, or if you anticipate taking significant withdrawals from your Indexed Account Values.
ACCUMULATION PHASE
During the Accumulation Phase, you may allocate your Purchase Payment to one or more of the Indexed Accounts that are available under the Contract and the Fixed Account. Each Indexed Account is tied to an Index and has an applicable Crediting Method. Each Crediting Method permits positive interest to be credited, subject to a limit (the upside potential feature), and provides limited protection against negative interest (the downside protection feature). At the end of an Interest Term, we will credit Indexed Interest, which may be positive, negative, or zero, to amounts allocated to an Indexed Account based, in part, on the performance of a particular Index. Depending upon market conditions, you can gain or lose Contract Value in any of the Indexed Accounts. Your Contract Value in the Indexed Accounts will increase or decrease as a result of the investment performance of the Index. You could lose a significant amount of money if the Index declines in value.

Depending on the Indexed Account selected, we offer one-year, two-year, and six-year Interest Terms.

You may also choose to invest all or a portion of your Contract Value for one or more Interest Terms in the Fixed Account. Amounts allocated to the Fixed Account earn compounded interest at a fixed rate for the duration of an Interest Term.

Additional information about each of the investment options available under the Contract is provided in Appendix A: Investment Options Available Under the Contract.
CREDITING METHODS
To determine the Indexed Interest credited to an Indexed Account at the end of an Interest Term, we calculate the Adjusted Index Return for that Indexed Account, which is the rate of interest that will be credited to your Indexed Account Value. We calculate the Adjusted Index Return by applying the applicable Crediting Method. We offer the following Crediting Methods.

•Point to Point with Buffer, Cap, and Participation Rate
•Point to Point with Buffer and Trigger Rate
•Point to Point with Buffer and Dual Trigger Rate
•Point to Point with Buffer Plus Rate, Cap and Participation Rate
•Point to Point with Floor, Cap, and Participation Rate
•Point to Point with Barrier, Cap, and Participation Rate

Not all Crediting Methods are available to all Contracts. See the section titled Crediting Methods and Appendix A: Investment Options Available Under the Contract for more information.

Each Crediting Method measures the Index Return, which is the net performance of the applicable Index between the beginning and end of an Interest Term (i.e., “Point to Point”). We calculate the Adjusted Index Return by adjusting the rate of the Index Return for the applicable Cap, Participation Rate, Trigger Rate, Dual Trigger Rate, Barrier, Floor, Buffer and/or Buffer Plus Rate.

We limit the positive Index Return used in calculating the Indexed Interest credited to an Indexed Account at the end of each Interest Term using the applicable Cap, Participation Rate, Trigger Rate, or Dual Trigger Rate.

Cap. The Cap represents the maximum positive Adjusted Index Return for a given Interest Term. For example, if you are allocated to an Indexed Account with a Cap of 8% and, at the end of an Interest Term, the Index Return is 15%, we would credit Indexed Interest at the Adjusted Index Return of 8% (the Index Return up to the Cap) at the end of the Interest Term, meaning your Indexed Account Value will increase by 8%. In this example, the Cap limited your potential gain. We set the Caps at our discretion; however, they will never be less than 2% during the surrender charge period or 1% thereafter.

Participation Rate. The Participation Rate represents a percentage of the Index Return for an Interest Term. How the Participation Rate is applied will depend on the Crediting Method used. For Crediting Methods except the Buffer Plus

Defined Terms
Rate, the Participation Rate is applied to any positive Index Return. For example, if you are allocated to an Indexed Account with no Cap, a Participation Rate of 100% and, at the end of an Interest Term, the Index Return is 15%, we would multiply the Index Return of 15% by 100%. As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return of 15% (100% of the Index Return) at the end of the Interest Term, meaning your Indexed Account Value will increase by 15%.

When the Crediting Method has a Cap and a Participation Rate, the Adjusted Index Return will equal the Index Return multiplied by the Participation Rate, limited by the Cap. In the above example, with a Cap of 10%, we would credit Indexed Interest at the Adjusted Index Return of 10% (the Index Return (15%) multiplied by the Participation Rate (100%), up to the Cap) at the end of the Interest Term, meaning your Indexed Account Value will increase by 10%.

When the Crediting Method has a Buffer Plus Rate, the Participation Rate is multiplied by the positive Index Return in excess of the Buffer Plus Rate, and then that result is added to the Buffer Plus Rate to determine the Adjusted Index Return. For example, if you are allocated to an Indexed Account with no Cap, a Crediting Method that uses a Buffer Plus Rate of 20%, and a Participation Rate of 110% and, at the end of the Interest Term, the Index Return is 30%, we would calculate your Adjusted Index Return as follows: we would determine the amount of Index Return in excess of the Buffer Plus Rate (30% - 20%) to get 10%. We then multiply the result by the Participation Rate of 110% to get 11% (1.10% x 10%) and then add this result to the Buffer Plus Rate (11% + 20%). As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return equal to 31%, meaning your Indexed Account Value will increase by 31%. We set the Participation Rates at our discretion; however, they will never be less than 100%.

Trigger Rate. The Trigger Rate determines the Adjusted Index Return whenever the Index Return is 0% or greater, and applies regardless of how high the Index Return may be for the Interest Term. For example, if you are allocated to an Indexed Account with a Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 10%, the Adjusted Index Return would equal the Trigger Rate of 5% at the end of the Interest Term, meaning your Indexed Account Value will increase by 5%. In this example, the Trigger Rate resulted in an Adjusted Index Return lower than the Index Return. However, if the Index Return is less than the Trigger Rate percentage, your Adjusted Index Return will equal the higher Trigger Rate percentage. For example, if you are allocated to an Indexed Account with a Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 2%, the Adjusted Index Return would equal the Trigger Rate of 5%. In this example, the Trigger Rate resulted in an Adjusted Index Return higher than the Index Return. We set the Trigger Rates at our discretion; however, they will never be less than 1%.

Dual Trigger Rate. The Dual Trigger Rate determines the Adjusted Index Return whenever the Index Return is positive, zero or negative within the Buffer, and applies regardless of how high the positive Index Return may be. For example, if you are allocated to an Indexed Account with a Dual Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 10%, the Adjusted Index Return would equal the Dual Trigger Rate of 5% at the end of the Interest Term, meaning your Indexed Account Value will increase by 5%. In this example, the Dual Trigger Rate resulted in an Adjusted Index Return lower than the Index Return. However, if the Index Return is less than the Dual Trigger Rate percentage or negative within the Buffer, your Adjusted Index Return will equal the higher Dual Trigger Rate percentage. For example, assume you are allocated to an Indexed Account with a Dual Trigger Rate of 5% and a 10% Buffer, and, at the end of an Interest Term, the Index Return is -5% (negative within the 10% Buffer), the Adjusted Index Return would equal the Dual Trigger Rate of 5%, at the end of the Interest Term. In this example, the Dual Trigger Rate resulted in an Adjusted Index Return higher than the Index Return. As a result, you would be protected from the negative Index Return. We set the Dual Trigger Rates at our discretion; however, they will never be less than 1%.

We also limit the negative Index Return used in calculating the Indexed Interest credited to an Indexed Account at the end of each Interest Term using the applicable Buffer, Buffer Plus Rate, or Barrier.

Buffer. The Buffer represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest. In other words, the Buffer is the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Indexed Account. If the negative Index Return exceeds the Buffer, you are credited with the portion of the negative Index Return that exceeds the Buffer. The Buffer provides protection from a negative Index Return of up to 10%, 15%, 20%, 30% or 100% depending on the Indexed Account selected. For example, if the Index Return is -15% and the Buffer is 10%, the negative Index Return exceeds the Buffer and we would credit Indexed Interest at an Adjusted Index Return of -5% (the portion of negative Index Return that exceeds the Buffer) at the end of the Interest Term. This means that your Indexed Account Value will decrease by 5%. In this example, the Buffer provided downside protection because it limited your loss from -15% to -5%, but it did not provide complete downside protection. Using the same example but with a Buffer of 20%, the negative Index Return does not exceed the Buffer and we would credit Indexed Interest at an Adjusted Index Return of 0%, meaning that your Indexed Account Value would not change due to negative Index performance. In this example, the Buffer provided complete downside protection by preventing you from receiving negative Indexed Interest. The Buffer for each applicable Indexed Account will not change for the life of your Contract. It is possible that we will change the Buffer for Contracts issued in the future, and that future Contracts may have different Buffers for different Indexed Accounts.

Defined Terms

Buffer Plus Rate. How the Buffer Plus Rate is applied will depend on the Crediting Method and the Index Return.

•When the Index Return is negative, the Buffer Plus Rate represents the percentage added to the Index Return to offset any negative Index Return, and determines the Adjusted Index Return.
•When the Index Return is zero or positive and below the Buffer Plus Rate, the Adjusted Index Return is equal to the Buffer Plus Rate.
•When the positive Index Return is higher than the Buffer Plus Rate, any positive Index Return in excess of the Buffer Plus Rate is multiplied by the Participation Rate, and then that result is added to the Buffer Plus Rate (subject to the Cap, if applicable) to determine the Adjusted Index Return.

The Buffer Plus Rate may potentially provide a positive Adjusted Index Return when the Index Return is negative for a given Interest Term. It also represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest, and the minimum positive Indexed Interest credit you can expect if the Index Return is positive or zero. The Buffer Plus Rate is either 10%, 20%, or 30% depending on the Indexed Account selected. For example, if the Index Return is -5% (negative Index Return), the Buffer Plus Rate is 20%, and the Cap is 35%, the Adjusted Index Return would equal the Index Return of -5% plus the Buffer Plus Rate of 20% resulting in an Adjusted Index Return of 15% at the end of the Interest Term, meaning your Indexed Account Value will increase by 15%. As a result, the 20% Buffer Plus Rate provided complete downside protection by preventing you from receiving negative Indexed Interest and instead resulted in you receiving positive Indexed Interest. If the Index Return is 10% (positive below the Buffer Plus Rate), the Adjusted Index Return would equal the Buffer Plus Rate of 20% at the end of the Interest Term, meaning your Indexed Account Value will increase by 20%. If the Index Return is 50% (positive above the Buffer Plus Rate), the Participation Rate is 100%, and the Cap is 30%, the Adjusted Index Return would equal the Cap of 30% at the end of the Interest Term, meaning your Indexed Account Value will increase by 30%. See “Participation Rate” above for an example demonstrating a scenario where the Index Return is positive and exceeds the Buffer Plus Rate, and no Cap applies. The Buffer Plus Rate will apply to each respective Point to Point Indexed Account with Buffer Plus Rate and will not change for the life of your Contract. It is possible that we will change the Buffer Plus Rate for Contracts issued in the future, and that future Contracts may have different Buffer Plus Rates for different Indexed Accounts.

The Buffer and Buffer Plus Rate does not protect you from the Indexed Account Charge, even when your negative Adjusted Index Return is less than or equal to the Buffer and Buffer Plus Rate.

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

Indexed Accounts with a Floor are only available for Contract Owners that had Indexed Account Value invested in them as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted.

Floor. The Floor represents the maximum negative Adjusted Index Return under an Indexed Account for a given Interest Term. In other words, the Floor represents the most negative Indexed Interest that you can be credited under an Indexed Account for an Interest Term. For those Crediting Methods with the Floor, the Floor is set at a loss of 10%. This may also be expressed as a floor equal to negative 10% (or -10%). For example, if the Index Return is -15% and the Floor is -10%, we would compare the Floor of -10% to the Index Return of -15% and credit Indexed Interest to your Base Value at the Adjusted Index Return of -10% (the negative Index Return up to the Floor), meaning that your Indexed Account Value will decrease by 10%. In this example, the Floor provided downside protection by limiting your loss. The -10% Floor will apply to every Indexed Account with Floor and will not change for the life of your Contract. It is possible that we will change the Floor for Contracts issued in the future and that future Contracts may have different Floors for different Indexed Accounts.

The only Indexed Account that currently features the Barrier is the S&P 500 Point to Point (one-year ) with Barrier (-15%) and no new allocations are permitted. In addition, the Indexed Account with a Barrier is only available for Contract Owners that had Indexed Account Value invested in it as of May 7, 2024 and will close once the applicable Interest Term ends.

Barrier. Similar to the Buffer, the Barrier represents the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Indexed Account. In other words, the Barrier represents the amount of negative Index Return that may occur before you are credited with negative Indexed Interest. However, unlike the Buffer, if the negative Index Return exceeds the Barrier, you will be credited with 100% of the negative Index Return. For example, if the Index Return is -20% and the Barrier is -15%, we would compare the Barrier of -15% to the Index Return of -20% and determine that the Index Return exceeds the Barrier. Therefore, the Adjusted Index Return would be -20% (the entire negative Index Return) at the end of the Interest Term, meaning that your Indexed Account Value will decrease by 20%. However, if the Index Return is -5% and the Barrier is -15%, we would compare the Barrier of -15% to the Index Return of -5% and determine the Index Return does not exceed the Barrier and the Adjusted Index

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Return would be 0% at the end of the Interest Term. As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return of 0%, meaning that your Indexed Account Value would not change due to negative Indexed performance.

The Barrier provides only limited protection from downside risk. If the Index Return is more negative than the Barrier, you bear the full amount of that negative Index Return. This means you could lose 100% of any Contract Value allocated to an Indexed Account with a Barrier.
INCOME PHASE (ANNUITY PAYMENTS)
You can elect to annuitize your Contract and receive a fixed stream of Income Payments (sometimes called annuity payments) beginning on the Annuity Date. As of the Annuity Date, the only payments that we will make under the Contract are annuity payments (or a lump sum payment). It will not be possible to take withdrawals and all contract benefits, including the death benefit, will terminate. Once your Contract enters the Income Phase, you cannot switch back to the Accumulation Phase.

You may select from four annuity options under the Contract. The available annuity options are:

•Life Annuity;
•Life Annuity with Guaranteed Period;
•Joint and Survivor Life Annuity; or
•Joint and Survivor Life Annuity with Guaranteed Period.

All annuity payments will be made on a fixed basis. The annuity options are discussed in more detail in the section titled "Annuity Payments.”
CONTRACT FEATURES
Investment Options. You may allocate your Purchase Payment and transfer Contract Value at the end of an Interest Term to any Indexed Account and Fixed Account we make available. Each Indexed Account is tied to a market index and has an applicable Crediting Method. Each Crediting Method permits positive interest to be credited, subject to a limit, and provides limited protection against negative interest. At the end of an “Interest Term,” we will credit to your Contract an amount of interest (“Indexed Interest”), which may be positive, negative, or equal to zero, based on the Index performance and Crediting Method of the Indexed Account you invest in.

You may also choose to invest all or a portion of your Contract Value for one or more Interest Terms in the Fixed Account. Amounts allocated to the Fixed Account earn compounded interest at an annual fixed rate for the duration of an Interest Term, subject to a guaranteed minimum rate of 1%. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period.

Transfers. During the Accumulation Phase and at the end of each Interest Term, you can transfer Contract Value among the Indexed Accounts, and between the Indexed Accounts and the Fixed Account, free of charge. Transfers are not permitted at any other time unless you exercise the Return Lock feature. If the Return Lock feature is exercised, you may make a transfer at the end of the Interest Term Year following the exercise of the Return Lock feature. Transfers are discussed in the section titled “Transfers.”

Withdrawals. You may take withdrawals from your Contract at any time during the Accumulation Phase. If you take a partial withdrawal or surrender your Contract (i.e., a full withdrawal), your withdrawal may be subject to a surrender charge, taxes, and a 10% additional federal tax if taken before age 59½. In addition, withdrawals from an Indexed Account prior to the end of an Interest Term, will be based on the Interim Value of the Indexed Account, and will cause a proportional reduction (which may be significant) to your Base Value. A proportional reduction could be larger than the dollar amount of your withdrawal. If you plan on taking withdrawals, this Contract may not be appropriate for you. You should speak with a financial professional about how taking withdrawals, especially repetitive withdrawals, can negatively impact your investment in the Contract.

Repetitive Withdrawals. Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or a fixed percentage of Contract Value on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each repetitive withdrawal is $500. You may request repetitive withdrawals by completing the appropriate form and sending it to our Home Office. Withdrawals from the Indexed Accounts during an Interest Term will be based on the Interim Value of the Indexed Account and may be subject to surrender charges, taxes and tax penalties.

See the section titled “Access to Your Money During the Accumulation Phase” for additional information on withdrawals.

Free Withdrawal Amount. Each Interest Term Year, you may take withdrawals up to the free withdrawal amount without the imposition of surrender charges. Any aggregate withdrawals in excess of your free withdrawal amount may be subject to surrender charges. After the sixth Contract Year, no surrender charge applies under the Contract.

Death Benefit. If you die during the Accumulation Phase, your Contract provides for a death benefit equal to the greater of:

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(a)Your Contract Value; or
(b)Your Purchase Payment, reduced proportionately by the percentage reduction in the Indexed Account Values and the Fixed Account Value for each partial withdrawal, including the impact of any surrender charge deduction.

The death benefit is not payable during the Income Phase and will terminate without value as of the Annuity Date. The death benefit is discussed in more detail in the section titled "Benefits Available Under the Contract.”

Return Lock. For no additional cost, the Contract includes a “Return Lock” feature for each Indexed Account. If you exercise the Return Lock feature during an Interest Term, your Indexed Account Value will remain equal to its value as of the Return Lock Date and will not change for the remainder of the Interest Term unless you take a withdrawal. You do not receive Indexed Interest at the end of an Interest Term if you exercise the Return Lock feature. See the section titled “Return Lock” for more information.

Contract Adjustment. You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from an Indexed Account or from the Contract prior to the end of an Interest Term. Surrenders, partial withdrawals (including repetitive withdrawals), death benefit payments, and annuitization from the Indexed Accounts prior to the end of an Interest Term will be based on the Interim Values of the Indexed Accounts.

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KEY INFORMATION

Important information you should consider about the Contract

FEES, EXPENSES AND ADJUSTMENTS
Are there Charges or Adjustments for Early Withdrawals?
Yes. If you take a withdrawal during the first 6 Contract Years, you may be assessed a surrender charge of up to 9% of the amount withdrawn. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a surrender charge of up to $9,000. This loss will be greater if there is a negative Interim Value calculation, taxes, or tax penalties.

If all or a portion of the Contract Value is removed from an Indexed Account or from the Contract prior to the end of an Interest Term, we will apply an Interim Value calculation to the Indexed Account Value which may be negative. In extreme circumstances, you could lose up to 100% of your investment due to the Interim Value calculation. For example, if you allocate $100,000 to an Indexed Account with a 2 year Interest Term, and later withdraw the entire amount before the 2 years have ended, you could lose up to $100,000 of your investment. This loss will be greater if you also have to pay a surrender charge, taxes, and tax penalties.

For more information, see “Charges and Adjustments”.
Are there Transaction Charges?
Yes. In addition to surrender charges and Contract adjustments, you may also be charged for other transactions. If you are invested in an Indexed Account that has an Indexed Account Charge and you make a full or partial withdrawal from the Indexed Account during the Interest Term, the Indexed Account Charge is deducted at the time of the withdrawal. If you make a full withdrawal from an Indexed Account with an Indexed Account Charge during the Interest Term, the amount of the charge deducted is the amount of the charge for the full Interest Term. If you make a partial withdrawal from an Indexed Account with an Indexed Account Charge during the Interest Term, the amount of the Indexed Account Charge is adjusted proportionally by the percentage that the partial withdrawal reduced the Indexed Account Value. This reduced Indexed Account Charge amount is deducted from the Indexed Account on the last day of the Interest Term after Indexed Interest, if any, is credited.

For more information, see “Charges and Adjustments”.
Are there Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by us through the use of the Cap, Participation Rate, Trigger Rate, or Dual Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

Annual Fee	Minimum	Maximum
Optional benefits available for an additional charge (for a single Indexed Account Interest Term, if elected)(1)	1%	6%
(1) Referred to as the “Indexed Account Charge” for certain Indexed Accounts. The Indexed Account Charge is 1% per year of the Interest Term and is deducted from the Indexed Account Value at the end of each Interest Term. The Indexed Account Charge is 1% for 1 year Interest Terms, 2% for 2 year Interest Terms, and 6% for 6 year Interest Terms.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges and negative Contract adjustments that substantially increase costs.

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Lowest Annual Cost: $0	Highest Annual Cost: $910.85
Assumes the following:

•Investment of $100,000 in an Indexed Account
•5% annual appreciation
•No Indexed Account Charge
•No optional benefits
•No sales charges
•No additional transfers or withdrawals
•0% loss due to the Interim Value calculation

Assumes the following:

•Investment of $100,000 in an Indexed Account
•5% annual appreciation
•Indexed Account Charge
•No sales charges
•No additional transfers or withdrawals
•0% loss due to the Interim Value calculation

For more information, see “Charges and Adjustments,” “Investment Options,” and “Additional Information on the Indexed Accounts.”

RISKS
Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

The following chart shows the maximum percentage of your investment you could lose due to negative Index performance after taking into account the current limits on Index loss provided under the Contract.

Crediting Method	Maximum Potential Loss % for Negative Performance
Barrier	100%
Floor	10%
10% Buffer	90%
15% Buffer	85%
20% Buffer	80%
30% Buffer	70%
100% Buffer	0%
10% Buffer Plus Rate	90%
20% Buffer Plus Rate	80%
30% Buffer Plus Rate	70%

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

For more information, see “Principal Risks of Investing in the Contract,” “Investment Options,” and “Additional Information on the Indexed Accounts.”

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RISKS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate if you need ready access to cash. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-time horizon. Tax penalties may apply to withdrawals taken before age 59 ½. Withdrawals from the Contract may be subject to a surrender charges, taxes, and tax penalties. Amounts removed from an Indexed Account or from the Contract before the end of the Interest Term may also result in a negative Contract adjustment and loss of positive performance. If you take a withdrawal prior to the end of an Interest Term, the withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term as well as reduce the amount of Death Benefit available to your Beneficiaries.

At the end of each Interest Term or if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year, you may elect to transfer your Contract Value between the Fixed Account and any Indexed Account(s) and between Indexed Account(s) and begin a new Interest Term. If we do not receive a transfer request from you by the Transfer Notice Deadline, your allocations will remain the same and no transfers will occur. If an Indexed Account in which you are invested is no longer offered and we do not receive a transfer request, any amount in that Indexed Account will be transferred to the Fixed Account.

For more information, see “Principal Risks of Investment in the Contract” and “Transfers”.

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What are the Risks Associated with the Investment Options?
Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Indexed Accounts). Each investment option (including the Fixed Account) has its own unique risks. You should review the available investment options before making an investment decision. Not all Indexed Accounts may be currently available in all states. Also, your selling firm may not recommend the selection of certain Indexed Accounts or other features available under the Contract based on criteria established by the selling firm. You should speak with your financial professional for details about the Indexed Accounts and features available to you.

All of the Indices we currently offer are price return indices which do not reflect dividends or distributions paid on the components of the Indices. This reduces the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

The upside potential feature of the applicable Crediting Methods will limit positive Index Returns (e.g., limited upside). This may result in you earning less than the Index Return. For example:

The Cap represents the maximum positive Adjusted Index Return for a given Interest Term and limits the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. If the Cap is 8%, the Participation Rate is 100% and the Index Return is 15%, we would credit Indexed Interest at the Adjusted Index Return of 8% (the Index Return up to the Cap) at the end of the Interest Term.

The Participation Rate represents a percentage that can be applied to the Index Return for an Interest Term. If the Participation Rate is 100% with no Cap and the Index Return is 5%, we would multiply the Index Return of 5% by 100%. As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return of 5% (100% of the Index Return) at the end of the Interest Term.

If the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate. If the Trigger Rate is 5% and the Index Return is 10%, the Adjusted Index Return equals the 5% Trigger Rate.

If the Index Return is positive, zero, or negative within the Buffer, the Adjusted Index Return equals the Dual Trigger Rate. If the Dual Trigger Rate is 4% and the Index Return is 10% (a positive Index Return), the Adjusted Index Return equals the 4% Dual Trigger Rate. Similarly, if the Index Return is -3% (negative within the Buffer), the Adjusted Index Return would equal the Dual Trigger Rate of 4%.

The downside protection feature of the applicable Crediting Methods will limit negative Index Returns (e.g., limited protection in the case of market decline). For example:

The Buffer represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest. If the Buffer is 10% and the Index Return is -15% (negative Index Return that exceeds the Buffer), we would credit Indexed interest at the Adjusted Index Return of -5%.

The Buffer Plus Rate is added to any negative Index Return to determine the Adjusted Index Return. If the Buffer Plus Rate is 20% and the Index Return is -15% (negative within the Buffer Plus Rate), we would credit Indexed Interest at the Adjusted Index Return of 5%. The Buffer Plus Rate is also the Adjusted Index Return if the Index Return is zero or positive below the Buffer Plus Rate. When the positive Index Return is higher than the Buffer Plus Rate, any positive Index Return in excess of the Buffer Plus Rate is multiplied by the Participation Rate, and then that result is added to the Buffer Plus Rate (subject to the Cap, if applicable) to determine the Adjusted Index Return.

The Floor is the maximum negative Adjusted Index Return. If the Index Return is -15% and the Floor is -10%, we would credit Indexed Interest at the Adjusted Index Return of -10% (the negative Index Return Up to the Floor).

The Barrier is the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest. If the negative Index Return exceeds the Barrier, you will be credited with 100% of the negative Index Return. If the Index Return is -20% (negative within the Barrier) and the Barrier is -15%, we would credit Indexed Interest at the Adjusted Index Return of -20%.

For more information, see “Principal Risks of Investing in the Contract,” “Investment Options,” “Additional Information on the Indexed Accounts”, and “Appendix A: Investment Options Available Under the Contract”.

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What are the Risks Related to the Insurance Company?
Investment in the Contract is subject to the risks related to Symetra Life Insurance Company. Any obligations (including obligations related to the Symetra Fixed Account and Indexed Accounts), guarantees, and benefits provided for under the Contract are subject to our financial strength and claims-paying ability. More information about us, including our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting us at investors.symetra.com.

For more information, see “Principal Risks of Investing in the Contract”.
RESTRICTIONS
Are there Restrictions on the Investment Options?
Yes. You may allocate amounts under the Contract to one or more of the Indexed Accounts available to you. Certain Indexed Accounts are closed to new investors and only available to Contract Owners who had Indexed Account Value invested in them as of a certain date. Once the applicable Interest Term is over, these Indexed Accounts will close. No new allocations are permitted to these Indexed Accounts.

We reserve the right to add, combine, restrict or remove any Indexed Account available as an investment option under your Contract. We further reserve the right to restrict or remove the Fixed Account as an investment option available under the Contract.

We may also add or remove an Index or Crediting Method during the time that you own the Contract. There is no guarantee that any particular Indexed Account, Index, or Crediting Method will be available during the entire time that you own your Contract. We may replace an Index at any time during an Interest Term.

Transfers may only be made at the end of each Interest Term or, if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year.

The amount of Contract Value allocated to an Indexed Account at the beginning of an Interest Term must be at least $2,000.

If any transfer or Indexed Account Charge reduces an Indexed Account Value to less than $2,000, the entire amount remaining in that Indexed Account will be automatically transferred to the Fixed Account.

You may exercise the Return Lock feature only once during an Interest Term for each Indexed Account. Once you exercise the Return Lock feature, it may not be revoked.

The Contract is a single premium annuity contract. Additional Purchase Payments will not be accepted.

We may change the Caps, Participation Rates, Trigger Rates, and Dual Triggers Rates from one Interest Term to the next, subject to the guaranteed minimum rates for each upside potential feature.

The Floor, Buffer, Buffer Plus Rate and Barrier applicable to each Indexed Account will not change for the life of your Contract. We may change the Floor, Buffer, Buffer Plus Rate and Barrier for new Indexed Accounts and Contracts issued in the future, and future Contracts may have different Floors, Buffers, Buffer Plus Rate and Barriers for different Indexed Accounts.

For more information, see “Principal Risks of Investing in the Contract,” “Purchase,” “Investment Options,” “Additional Information on the Indexed Accounts,” “Transfers” and “Return Lock”.
Are there any Restrictions on Contract Benefits?
Yes. Except as provided otherwise, Contract benefits may be modified or terminated by the Company.

All withdrawals will reduce the death benefit, perhaps significantly, and the reduction may be more than the amount of the withdrawal.

For more information see “Principal Risks of Investing in the Contract,” "Return Lock,” and “Access to Your Money During the Accumulation Phase.”

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TAXES
What are the Contract’s Tax Implications?
You should consult a competent tax professional about your individual circumstances to determine the tax implications of an investment in and Purchase Payment received under the Contract. There is no additional tax benefit if you purchased the Contract through a tax-qualified vehicle including but not limited to an individual retirement account (IRA). Access to amounts held in a qualified Contract may be restricted or prohibited.

All distributions other than death benefits, including surrenders and withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information, see “Taxes”.

CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Some investment professionals may receive compensation for selling the Contract to investors. Investment professionals who solicited sales of the Contracts receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the investment professional. We pay commissions as a percentage of the Purchase Payment invested in the Contract.

These investment professionals may receive different compensation for selling different investment products and may have a financial incentive to offer or recommend the Contract over another investment.

For more information, see “Distribution”.
Should I Exchange My Contract?
An investment professional may have a financial incentive to offer you a new contract in the place of a contract you already own.

You should only exchange your contract for a new one if you determine, after comparing the features fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

For more information, see “Distribution”.

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FEE TABLE

The following tables describe the fees, expenses and adjustments you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, or surrender or make withdrawals from an investment option or from the Contract. State premium taxes may also be deducted.

TRANSACTION EXPENSES	MAXIMUM AMOUNT DEDUCTED	CURRENT AMOUNT DEDUCTED
SURRENDER CHARGE (1) (As a percentage of the amount withdrawn)	9%
Year 1 ...........................   9%
Year 2 ........................... 8%
Year 3 ...........................   7%
Year 4 ...........................   6%
Year 5 ...........................   5%
Year 6 ...........................   4%
Year 7+..........................   0%

(1) Surrender charges apply to withdrawals and surrenders in excess of the free withdrawal amount. In addition, surrender charges may be waived if you are eligible to exercise the Nursing Home and Terminal Illness Waiver.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.

ADJUSTMENTS (1)
Maximum Potential Loss Due to the Interim Value Adjustment (as a percentage of Contract Value at the start of an Interest Term or amount withdrawn, as applicable)	100%
(1) Account value adjusts daily, known as the Interim Value. The Interim Value represents the daily value of the underlying hypothetical investments associated with your selected Indexed Account(s). Except for the first and last Business Day of an Interest Term, your Indexed Account Value is largely based on your Interim Value and is the amount available for withdrawals, surrenders, annuitization and death benefits. The Interim Value will also be used if you exercise the Return Lock feature. The maximum loss would only occur if there is a total surrender of the Indexed Account Value during the Interest Term at a time when the Index Value has declined to zero.

The next table described the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

OPTIONAL BENEFIT EXPENSES	MAXIMUM GUARANTEED CHARGE
Indexed Account Charge (1) (as a percentage of the Indexed Account Base Value)
1 Year Interest Term	1%
2 Year Interest Term (1% charge each year for the 2-year Interest Term)	2%
6 Year Interest Term (1% charge each year for the 6-year Interest Term)	6%
(1) The Indexed Account Charge is only applicable to certain Indexed Accounts. See “Investment Options” for a listing of Indexed Accounts with the Indexed Account Charge.

In addition to the fees described above, we limit the amount you can earn on certain of the Indexed Account options. This means your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

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PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

The purchase of the Contract involves certain risks. You should carefully consider the following factors, in addition to the matters set forth elsewhere in this prospectus, prior to purchasing the Contract.
GENERAL LIQUIDITY RISK
We designed the Contract to be a long-term investment that you may use to help save for retirement. The Contract is not suitable as a short-term savings vehicle. If you take withdrawals from your Contract during the surrender charge period, surrender charges may apply as well as, taxes and a 10% additional federal tax if taken before age 59½. In addition, withdrawals from the Indexed Accounts prior to the end of an Interest Term will be based on the Interim Value(s) of the Indexed Account(s) in which you are invested. In extreme circumstances, you could lose up to 100% of your Contract Value allocated to an Indexed Account due to a negative Interim Value calculation. See “Interim Value Risk” below for additional information about the risks related to Interim Values. If you plan on taking withdrawals that will be subject to surrender charges, an Interim Value calculation, or additional federal taxes, this Contract may not be appropriate for you.

You can transfer Contract Value among the Indexed Accounts and the Fixed Account generally only at the end of an Interest Term. This restricts your ability to react to changes in market conditions during Interest Terms. You should consider whether the inability to reallocate Contract Value during an Interest Term is consistent with your financial needs. We must receive your transfer request by the Transfer Notice Deadline. If we do not receive a transfer request, no transfers will occur and your current allocation will remain in place for the next Interest Term. This will occur even if the Index, Cap percentage, Participation Rate percentage, Trigger Rate or Dual Trigger Rate percentage associated with the Indexed Account has changed since you last selected the Indexed Account, in which case the Indexed Account may no longer be appropriate for your investment goals. If you fail to transfer your Indexed Account Value at the end of an Interest Term and do not wish to remain invested in a particular Indexed Account for another Interest Term, your only option will be to surrender the related Indexed Account Value. Surrendering all or a portion of your Contract Value may cause you to incur surrender charges, negative adjustments to certain values under your Contract, and negative tax consequences, as discussed in this section.

We may defer payments made under this Contract for up to six months if the insurance regulatory authority of the state in which we issued the Contract approves such deferral.

Short-Term Investment Risk. The Contract is not suitable if you are looking for a short-term investment or if you cannot accept the risk of getting back less money than you put in. The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long time horizon. Tax penalties may apply to withdrawals taken before age 59 ½.
RISK OF LOSS RELATED TO FEES AND SURRENDER CHARGES
There is a risk of loss of principal and related earnings if you take a withdrawal from your Contract or surrender it during the first six Contract Years when we will deduct a surrender charge. This risk exists even if you are invested in an Indexed Account with an Index that is performing positively as of the date of your withdrawal.

There is also a risk of loss of principal and earnings as a result the Indexed Account Charge. If you invest in an Indexed Account option with an Indexed Account Charge and your negative Adjusted Indexed Interest does not exceed the Buffer, you could still experience losses due to our deduction of the charge. In addition, any positive Adjusted Indexed Interest will be reduced by the deduction of the Indexed Account Charge at the end of each Interest Term.
If funds are allocated to an Indexed Account with an Indexed Account Charge but Indexed Interest for a given Interest Term does not exceed the amount which would have been credited without the higher Cap or higher Participation Rate, the Indexed Account Charge is not refunded. The Indexed Account Charge is not refunded if the Indexed Interest is negative for the Indexed Account for a given Interest Term. This means: (i) You bear the risk that amounts you have allocated to Indexed Accounts with a charge will never be credited with a greater amount of positive Indexed Interest than a similar Indexed Account without a charge; and (ii) You assume the risk that funds allocated to an Indexed Account with an Indexed Account Charge will not be refunded regardless of the amount of Indexed Interest, positive or negative, credited to the Indexed Account.
INDEX RISK
If you allocate money to an Indexed Account for an Interest Term, the value of your investment depends in part on the performance of the applicable Index. The performance of an Index is based on changes in the values of the securities or other instruments that comprise or define the Index. The securities and instruments comprising or defining the Indexes are subject to a variety of investment risks, many of which are complicated and interrelated. These risks may affect capital markets generally, specific market segments, or specific issuers. The performance of the Indexes may fluctuate, sometimes rapidly and unpredictably. Negative Index performance may cause you to realize investment losses. The historical performance of an Index or an Indexed Account does not guarantee future results. It is impossible to predict whether an Index will perform positively or negatively over the course of an Interest Term. Each Crediting Method provides limited protection against negative interest.

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The following chart shows the percentage of your investment you could lose due to negative Index performance in connection with an Indexed Account with a Floor, Barrier, Buffer or Buffer Plus Rate. We do not guarantee that the Contract will always offer Indexed Accounts that limit losses, which would mean risk of loss of the entire amount invested.

Crediting Method	Maximum Potential Loss % for Negative Performance
Floor	10%
Barrier	100%
10% Buffer	90%
15% Buffer	85%
20% Buffer	80%
30% Buffer	70%
100% Buffer	0%
10% Buffer Plus Rate	90%
20% Buffer Plus Rate	80%
30% Buffer Plus Rate	70%

While it is not possible to invest directly in an Index, if you choose to allocate amounts to an Indexed Account, you are indirectly exposed to the investment risks associated with the applicable Index. Because each Index is comprised or defined by a collection of equity securities, each Index is largely exposed to market risk and issuer risk.

Market risk is the risk that market fluctuations may cause the value of a security to fluctuate, sometimes rapidly and unpredictably. Certain unanticipated events, such as wars, natural disasters and public health emergencies can negatively affect the global economy, economies of individual countries and the market in general. Any such impact could adversely affect the performance of the securities that comprise the Indexes and may lead to losses in your investment in the Indexed Accounts. The duration of these types of events cannot be determined with certainty. The full impact and duration of these events are difficult to determine. Any such impact could adversely affect the performance of the securities that comprise the Indexes and may lead to losses on your investment in the Indexed Accounts.

Issuer risk is the risk that the value of an issuer’s securities may decline for reasons directly related to the issuer, as opposed to the market generally.

Provided below is a summary of other important investment risks to which the Indexes are exposed. For more information on the Indexes, see the section titled “Indexes.”

•S&P 500® Index. The S&P 500® Index is comprised of equity securities issued by large-capitalization U.S. companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies.

•Russell 2000® Index. The Russell 2000® Index is comprised of equity securities of small-capitalization U.S. companies. In general, the securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Small-capitalization companies are more likely to fail than larger companies.

•Nasdaq-100® Index. The Nasdaq-100® Index is comprised of equity securities of the largest U.S. and non-U.S. companies listed on the Nasdaq Stock Market, including companies across all major industry groups except financial companies. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. To the extent that the Nasdaq-100® Index is comprised of securities issued by companies in a particular sector, those securities may not perform as well as the securities of companies in other sectors or the market as a whole. Also, any securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty).

Contracts purchased on or before April 30, 2024 may also have Indexed Accounts that credit interest based on the performance of the MSCI Emerging Markets Index and PIMCO Equity Fusion Index. These Indexed Accounts are only available for Owners that had Indexed Account Value invested in them as of May 7, 2024, and will close once the applicable Interest Term is over. No new allocations are permitted.

•MSCI Emerging Markets Index. The MSCI Emerging Markets Index is comprised of equity securities of large- and mid-capitalization companies in emerging markets. In general, large-capitalization companies may be unable to

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respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. Generally, the securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. Mid-capitalization companies are more likely to fail than larger companies. Securities issued by non-U.S. companies (including related depository receipts) are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). Those risks are typically more acute when issuers are located or operating in emerging markets. Emerging markets may be more likely to experience rapid inflation, political turmoil, and rapid changes in economic conditions than developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable valuations, and greater risk associated with custody of securities than developed markets.

•PIMCO Equity Fusion Index™. The PIMCO Equity Fusion Index™ is an equity index that allocates to exchange- traded funds (ETFs) tracking four major equity markets: U.S. large-capitalization equities, U.S. small-capitalization equities, technology-focused equities, and emerging market equities. In general, large-capitalization companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful smaller companies. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies, and small-capitalization companies are more likely to fail than larger companies. Technology-related companies face risks that their products or services may not prove to be commercially successful. They are also strongly affected by worldwide scientific or technological developments, and their products may rapidly become obsolete. Such companies may be affected adversely by governmental policies more often than other companies. Securities issued by non-U.S. companies are subject to the risks related to investments in foreign markets (e.g., increased price volatility; changing currency exchange rates; and greater political, regulatory, and economic uncertainty). Those risks are typically more acute when issuers are located or operating in emerging markets. Emerging markets may be more likely to experience rapid inflation, political turmoil, and rapid changes in economic conditions than developed markets. Emerging markets often have less uniformity in accounting and reporting requirements, less reliable valuations, and greater risk associated with custody of securities than developed markets. Because this index is comprised of ETF shares, the index is also exposed to the risks associated with investing in ETFs. The value of the component ETF shares, which are valued based on their trading prices in the secondary market, may change rapidly and unpredictably and may trade at premiums or discounts to the ETFs’ respective net asset values. The PIMCO Equity Fusion Index deducts fees and costs when calculating the Index Return, which reduces the Index Return and causes the Index to underperform a direct investment in the securities comprising the Index.

The Indexes available under the Contract do not reflect any dividends or distributions paid by the component companies. If dividends or distributions were reflected in the value of an Index, the Index’s performance would be higher, particularly over long periods of time. The Indexes that include non-U.S. companies use exchange rate methodologies that may impact an Index’s performance. These considerations may negatively impact the performance of your Indexed Accounts.

An investment in the Contract is not an investment in any Index or in the securities of companies that comprise the Indexes. You should understand that you will have no voting rights, no rights to receive cash dividends or other distributions, and no other rights with respect to the companies that comprise the Indexes.
RISKS RELATED TO UPSIDE POTENTIAL FEATURES
•Cap Risk. If you choose to allocate amounts to an Indexed Account with a Cap, the highest possible Adjusted Index Return that you may achieve is limited by the Cap. The Cap therefore limits the positive Indexed Interest, if any, that may be credited to your Contract for a given Interest Term. The Caps do not guarantee a certain amount of Indexed Interest. The Adjusted Index Return for an Indexed Account may be less than the positive return of the Index. This is because any positive return of the Index is subject to a maximum in the form of a Cap. For any Indexed Account with both a Cap and Participation Rate, the Adjusted Index Return will be limited by the Cap.

The Caps benefit us because they limit the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. We set the Caps in our discretion; however, they will never be less than 2% during the surrender charge period or 1% thereafter. You bear the risk that we will not set the Caps higher than the Guaranteed Minimum Cap.

•Participation Rate Risk. We declare the Participation Rate immediately prior to the beginning of each Interest Term, and can declare a Participation Rate as low as 100%. You bear the risk that we will not declare a Participation Rate that is greater than 100%. We set the Participation Rates in our discretion; subject to the Guaranteed Minimum Participation Rate. For any Indexed Account with both a Cap and Participation Rate, the Adjusted Index Return will be limited by the Cap.

•Trigger Rate Risk. If you choose to allocate amounts to an Indexed Account with a Trigger Rate, the highest possible Adjusted Index Return that you may achieve is the Trigger Rate. If, at the end of the Interest Term, the Index Return is 0% or greater, the Adjusted Index Return is set to equal the Trigger Rate percentage. This would benefit you if a positive Index Return was less than the Trigger Rate percentage. However, if the Index Return exceeds the Trigger

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Rate percentage, your Adjusted Index Return is set to equal the lower Trigger Rate percentage. In that case, you would have lost the opportunity to realize the higher Index Return. The Trigger Rate does not guarantee a certain amount of Indexed Interest. We declare the Trigger Rate immediately prior to the beginning of each Interest Term and can declare a Trigger Rate as low as 1%.

The Trigger Rate benefits us where the Index Return exceeds the Trigger Rate percentage because that limits the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. We set the Trigger Rate in our discretion subject to the Guaranteed Minimum Trigger Rate.

•Dual Trigger Rate Risk. If you choose to allocate amounts to an Indexed Account with a Dual Trigger Rate, the highest possible Adjusted Index Return that you may achieve is the Dual Trigger Rate. If, at the end of the Interest Term, the Index Return is positive, zero, or negative within the Buffer, the Adjusted Index Return is set to equal the Dual Trigger Rate percentage. This would benefit you if the Index Return was equal to or above the Buffer and less than the Dual Trigger Rate percentage. However, if the Index Return exceeds the Dual Trigger Rate percentage, your Adjusted Index Return is set to equal the lower Dual Trigger Rate percentage. In that case, you would have lost the opportunity to realize the higher Index Return. The Dual Trigger Rate does not guarantee a certain amount of Indexed Interest. We declare the Dual Trigger Rate immediately prior to the beginning of each Interest Term and can declare a Dual Trigger Rate as low as 1%.

The Dual Trigger Rate benefits us where the Index Return exceeds the Dual Trigger Rate percentage because that limits the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. We set the Dual Trigger Rate in our discretion subject to the Guaranteed Minimum Dual Trigger Rate.
RISKS RELATED TO DOWNSIDE PROTECTION FEATURES
•Buffer or Buffer Plus Rate Risk. Index fluctuations may cause Indexed Interest to be negative even after the application of the Buffer or Buffer Plus Rate. This would reduce your Indexed Account Value. Any portion of your Contract Value allocated to an Indexed Account will benefit from the protection afforded under the Buffer or Buffer Plus Rate only for that Interest Term. You assume the risk that you will incur a loss and that the amount of the loss will be significant. You also bear the risk that sustained negative Index Returns may result in zero or negative Indexed Interest being credited to your Indexed Account Value over multiple Interest Terms. If an Indexed Account is credited with negative Indexed Interest for multiple Interest Terms, the cumulative loss may exceed the stated limit of the Buffer or Buffer Plus Rate for any single Interest Term.

The Buffer and Buffer Plus Rate does not protect you from the Indexed Account Charge, even when your negative Adjusted Index Return is less than or equal to the Buffer or Buffer Plus Rate.

•Floor Risk. When you allocate money to an Indexed Account with a Floor, you are not investing in the associated Index, or in any securities or other instruments included in that Index. Index fluctuations may cause Indexed Interest to be negative even after the application of the Floor. This would reduce your Indexed Account Value. Any portion of your Contract Value allocated to an Indexed Account will benefit from the protection afforded under the Floor only for that Interest Term. You assume the risk that you will incur a loss and that the amount of the loss will be significant. You also bear the risk that sustained negative Index Returns may result in zero or negative Indexed Interest being credited to your Indexed Account Value over multiple Interest Terms. If an Indexed Account is credited with negative Indexed Interest for multiple Interest Terms, the cumulative loss may exceed the stated limit of the Floor for any single Interest Term. Please note that Indexed Accounts with a Floor are only available for Contract Owners that had Indexed Account Value invested in them as of May 7, 2024, and will close once the applicable Interest Term is over. No new allocations are permitted.

•Barrier Risk. When you allocate money to an Indexed Account with a Barrier, you are not investing in the associated Index, or in any securities or other instruments included in that Index. Index fluctuations may cause Indexed Interest to be negative even after the application of the protection of the Barrier feature. This will reduce your Indexed Account Value. If the negative Index Return exceeds the Barrier percentage, your Indexed Interest will be determined based on the full amount of the negative Index Return. This is different from the operation of a Buffer (in which you are only exposed to Index Return losses that exceed the Buffer during the Interest Term) or a Floor (in which you are only exposed to losses up to the Floor during the Interest Term). With the Barrier feature, you are potentially subject to 100% of any negative Index Return. This means you risk losing 100% of any Contract Value allocated to an Indexed Account with a Barrier at the end of an Interest Term. Please note that Indexed Accounts with a Barrier are only available for Contract Owners that had Indexed Account Value invested in them as of May 7, 2024, and will close once the applicable Interest Term is over. No new allocations are permitted.

The Floor, Buffer, Buffer Plus Rate, and Barrier applicable to each Indexed Account will not change for the life of your Contract.
BASE VALUE RISK

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If you withdraw Contract Value allocated to an Indexed Account prior to the end of an Interest Term (including through a repetitive withdrawal), the withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. When you take such a withdrawal, your Base Value will be immediately reduced in a proportion equal to the reduction in your Indexed Account Value, which will be the Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term. Reductions will also impact the Death Benefit available for your Beneficiaries. If you plan on taking withdrawals, this Contract may not be appropriate for you. You should speak with a financial professional about how taking withdrawals, especially repetitive withdrawals, can negatively impact your investment in the Contract.

Once your Base Value is reduced due to a withdrawal, there is no way under the Contract to increase your Base Value during the remainder of the Interest Term. See “Impact of Withdrawals from Indexed Accounts” for additional information about how withdrawals affect your Indexed Account Values. See “Interim Value Risk” below for additional information about the risks related to Interim Values.
RETURN LOCK RISK
If you allocate Contract Value to an Indexed Account for an Interest Term, you may request to exercise the Return Lock feature at any time by notifying us prior to the end of the third to last Business Day of the Interest Term. If you exercise the Return Lock feature, your Indexed Account Value (which otherwise fluctuates daily) will not change for the remainder of the Interest Term. You should consider the following risks related to the Return Lock feature:

•You will no longer participate in the Index’s performance, whether positive or negative, for the remainder of the Interest Term. This means that if you exercise the Return Lock feature, under no circumstances will your Indexed Account Value increase during the remainder of the Interest Term even if the Index increases after you exercise the Return Lock feature.
•You will not be credited with any Indexed Interest for that Indexed Account at the end of the Interest Term.
•We use the Interim Value calculated at the end of the Business Day after we receive your request. This means you will not be able to determine in advance your “locked in” Indexed Account Value, and it may be higher or lower than it was on the Business Day we received your Return Lock request or your Indexed Account Value reached its target return for an automatic Return Lock.
•If you exercise the Return Lock feature at a time when your Interim Value has declined, you will lock in any loss. It is possible that you would have realized less of a loss or no loss if you exercised the Return Lock feature at a later time or not at all.
•We will not provide advice or notify you regarding whether you should exercise the Return Lock feature or the optimal time for doing so. We will not warn you if you exercise the Return Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Return Lock feature.
•There may not be an optimal time to exercise the Return Lock feature during an Interest Term. It may be better for you if you do not exercise the Return Lock feature during an Interest Term. It is impossible to know with certainty whether or not the Return Lock feature should be exercised.
•After you exercise the Return Lock feature, you will have the opportunity to transfer your “locked-in” Indexed Account Value at the end of each Interest Term Year remaining in the Interest Term. If you remain in your current Indexed Account for the remainder of the Interest Term, your “locked-in” Indexed Account Value will not increase for the remainder of that Interest Term, and you will forego any opportunity to invest in a new Indexed Account and earn Indexed Interest.
•The earlier in an Interest Term that you exercise the Return Lock, the longer you will forego any opportunity to earn the potential for additional Indexed Interest. For example, if you are invested in an Indexed Account with a six-year Interest Term, and you exercise the Return Lock feature on the first day of the second year of the Interest Term and choose not to transfer for the remainder of the Interest Term (i.e., you choose not to transfer your “locked-in” Indexed Account Value at the end of each Interest Term Year remaining in the Interest Term), your investment will not increase (or decrease) for five years.

See the section titled “Return Lock” for additional information regarding the Return Lock feature.
INTERIM VALUE RISK
On each Business Day of the Interest Term, other than the first and last day, we determine the Indexed Account Value for each Indexed Account by calculating its Interim Value and then subtracting any Indexed Account Charge. In order to calculate your Interim Value, we apply a formula which is not directly tied to the actual performance of the applicable Index. Instead, we calculate it by determining the value of hypothetical investments and derivatives that we may or may not actually hold. This means that even if the Index Return has increased, it is possible that the Interim Value may not have increased. For more information and to see how we calculate the Interim Value, see the section “Interim Value” under “Charges and Adjustments” and the Statement of Additional Information (“SAI”).

If you choose to allocate amounts to an Indexed Account, Indexed Interest will not be credited to your Contract Value until the end of the Interest Term. This means that amounts withdrawn prior to the end of an Interest Term will not be credited with

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Indexed Interest. This includes Contract Value applied to pay a death benefit or to an annuity payout option. Except for the first and last Business Day of an Interest Term, your Indexed Account Value is largely based on your Interim Value and is the amount available for withdrawals, surrenders, annuitization and death benefits. You should consider the risk that it could be less than your original investment even when the applicable Index is performing positively.
RISK THAT WE MAY ELIMINATE OR SUBSTITUTE AN INDEX OR CREDITING METHOD OR CHANGE CAPS AND RATES
There is no guarantee that any particular Indexed Account, Index, or Crediting Method will be available during the entire time that you own your Contract. We may replace an Index if it is discontinued or if there is a substantial change in the calculation of the Index, or if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. If we substitute an Index, the performance of the new Index may differ from the original Index. This may negatively affect the Indexed Interest that you earn during that Interest Term or the Interim Values that you can lock-in under the Return Lock feature. We may replace an Index at any time during an Interest Term, however, we will notify you in writing at least 30 days prior to replacing an Index. If we replace an Index, this does not cause a change in the Cap, Participation Rate, Trigger Rate, Dual Trigger Rate, Barrier, Floor, Buffer or Buffer Plus Rate for that Interest Term. You will have no right to reject the replacement of an Index, and you will not be permitted to transfer Indexed Account Values until the end of an Interest Term even if we replace the Index during such Interest Term. The new Index and the replaced Index (which you may have previously chosen) may not be similar with respect to their component securities or other instruments, although we will attempt to select a new Index that is similar to the old Index. At the end of the Interest Term, you may transfer your Indexed Account Value to another Indexed Account or to the Fixed Account without charge. If you do not want to remain invested in the relevant Indexed Account for the remainder of the Interest Term, your only option, if you do not exercise the Return Lock feature, will be to withdraw the related Indexed Account Value, which may cause you to incur surrender charges, negative adjustments to certain values under your Contract, due to the Interim Value calculation, and negative tax consequences, as discussed in this section.

Changes to the Caps, Trigger Rates, Dual Trigger Rates and Participation Rates (if any) occur at the beginning of the next Interest Term. We will provide written notice at least 30 days prior to each Interest Term instructing you how to obtain the available Caps, Trigger Rates, Dual Trigger Rates, and Participation Rates for the next Interest Term. You do not have the right to reject any new Caps, Trigger Rates, Dual Trigger Rates or Participation Rates (if any) for the next Interest Term. If you do not like any such new element for a particular Indexed Account, at the end of the current Interest Term, you may transfer your Indexed Account Value to another Indexed Account or to the Fixed Account without charge. If you do not want to invest in any investment option under the Contract, your only option will be to surrender your Contract. Surrendering your Contract may cause you to incur surrender charges, negative adjustments to certain values under the Contract due to the Interim Value calculation, and may have negative tax consequences, as discussed in this section. The Floor, Buffer, Buffer Plus Rate and Barrier will not change for the life of your Contract. See the section titled “Indexes” for more information.

We may also add or remove an Index or Crediting Method during the time that you own the Contract. We will not substitute any Index or Crediting Method until the new Index or Crediting Method has received any necessary regulatory clearances. Any addition, substitution, or removal of an Indexed Account, Index, or Crediting Method will be communicated to you in writing. If we add or remove an Index (as opposed to replacing an Index), the changes will not be effective for your Contract until the start of the next Interest Term. Replacing an Index does not cause a change in the Floor, Buffer, Buffer Plus Rate or Barrier of an existing Indexed Account. Any Indexed Accounts based on the performance of the newly added Index will have a new Cap, Participation Rate, Trigger Rate or Dual Trigger Rate, subject to the guaranteed minimum rate, at the start of the next Interest Term.

You should evaluate whether our ability to make the changes described above, and your ability to react to such changes, are appropriate based on your investment goals. When such changes occur, you should also evaluate whether those changes are appropriate based on your investment goals and, if not, you should evaluate your options under the Contract, which may be limited and may have negative consequences associated with them, as described in this section.
CYBER SECURITY RISKS
We rely heavily on interconnected computer systems and digital data to conduct our annuity business activities. Because our annuity business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is potentially vulnerable to disruptions from utility outages and other problems, and susceptible to operational and information security risks resulting from information systems failure (hardware and software malfunctions) and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, and unauthorized release of confidential customer information. For instance, cyber-attacks may: interfere with our processing of Contract transactions, including the processing of orders from our website; cause the release and possible destruction of confidential customer or business information; impede order processing; subject us and/or our service providers and intermediaries to regulatory fines and financial losses; and/or cause reputational damage. Also, the risk of cyberattacks may be higher during periods of geopolitical turmoil (such as the Russian invasion of Ukraine) and the responses by the United States and other governments.

Cyber security risks may also affect the Indexes. Breaches in cyber security may cause an Index’s performance to be incorrectly calculated, which could affect the calculation of values under the Contract. We are not responsible for the calculation of any

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Index. Breaches in cyber security may also negatively affect the value of the securities or other instruments that comprise or define the Indexes.
FIXED ACCOUNT RISK
The effective annual interest rate for an Interest Term will never be lower than 1%. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period. You bear the risk that we will never declare an interest rate for the Fixed Account higher than the guaranteed minimum interest rate.
RISK ASSOCIATED WITH SYMETRA LIFE
Investment in the Contract is subject to the risks related to Symetra Life. Any obligations, including obligations related to the Symetra Fixed Account, guarantees, and benefits provided for under the Contract are subject to our financial strength and claims paying ability. The assets of our General Account support our insurance and annuity obligations and are subject to our general liabilities from business operations and to claims by our creditors. Contract Value in the Fixed Account, plus any guarantees under the Contract that exceed Your Contract Value (such as those that may be associated with the Death Benefit), are paid from our General Account. We maintain a minimum amount of capital in excess of assets that offset reserves, which acts as a cushion in the event that we suffer financial impairment, based on certain risks in our operations. For the Company, such risks include those associated with losses that We may incur as the result of defaults on the payment of interest or principal on assets held in our General Account, which include bonds, loans secured by mortgages, and equity securities, as well as the loss in value of these investments resulting from a loss in their market value.

PURCHASE

PURCHASING THE CONTRACT
If you are younger than age 81, you may purchase the Contract by completing an application and submitting a minimum Purchase Payment of $25,000. Only one Purchase Payment is allowed under the Contract. For IRAs and Roth IRAs, because the minimum Purchase Payment we accept exceeds the annual contribution limits for IRAs and Roth IRAs, your initial Purchase Payment must include a rollover contribution. We will not accept, without our prior approval, any Purchase Payment in excess of $1 million.

Purchase Payments should be made payable to Symetra Life Insurance Company and submitted to our Home Office. Purchase Payments must be made in U.S. dollars and must be made in a form acceptable to us. You may choose to make Purchase Payments:

•By personal check;
•By Electronic Funds Transfer (“EFT”); or
•By wire transfer.

We will not accept Purchase Payments made in the following forms:

•Cash;
•Credit cards; and
•Money orders or travelers checks.

We will not deem correspondence, including transactional inquiries including applications and Purchase Payments, to be received by us until picked up at our Home Office address.

We reserve the right not to accept third-party checks. In some circumstances and at our discretion, we may accept third-party checks that are from a rollover or transfer from other financial institutions.

We reserve the right to refuse any Purchase Payment that exceeds $1 million and any Purchase Payment that exceeds $1 million when aggregated with previous Purchase Payments made to other Contracts. Further, we reserve the right to refuse any Purchase Payment that does not meet our minimum Purchase Payment requirements, is not in good order, or is otherwise contrary to law for Symetra Life to accept. In addition, we reserve the right to refuse any application. If we refuse your application, we will return your Purchase Payment to you.
ALLOCATING YOUR PURCHASE PAYMENT
You tell us how to apply your Purchase Payment by specifying in the Contract application your desired allocation (by percentage) among the Fixed Account and the available Indexed Accounts. Following the Contract Date, your Purchase Payment will be allocated according to your instructions on the Allocation Date. Allocations occur on the 7th or the 21st calendar day of each month. If this day is not a Business Day, allocation will occur on the next Business Day. The Allocation Date and Contract Date cannot be the same date. Beginning on the Contract Date until the Allocation Date, your Purchase Payment, less any applicable taxes, will be allocated to the Fixed Holding Account.

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Fixed Holding Account. On your Contract Date, we will allocate your Purchase Payment, less any applicable taxes, to the Fixed Holding Account. Your Purchase Payment (and all interest credited to your Contract Value) will remain in the Fixed Holding Account until the Allocation Date when it will be allocated according to the allocation instructions in your Contract application.
We credit compound interest on amounts allocated to the Fixed Holding Account at rates declared by us. The Fixed Holding Account interest rate will never be less than 1%. You assume the risk that we will not declare an interest rate higher than 1%.

Example 1: Assume that your Contract Date is the 1st calendar day of a month. You have told us that you want your entire Purchase Payment to be allocated to the S&P 500® Indexed Account with Point to Point with Buffer of 10% and a one-year Interest Term. Your Purchase Payment will be allocated to the Fixed Holding Account and it will earn interest until the 7th calendar day of the same month (or the next Business Day, if the 7th is not a Business Day), at which time we will allocate your Purchase Payment, plus any interest earned, to the S&P 500® Indexed Account you have selected.

Example 2: Assume that your Contract Date is the 21st calendar day of a month. You have told us that you want your entire Purchase Payment to be allocated to the S&P 500® Indexed Account with Point to Point with Buffer of 10% and a two-year Interest Term. Although the 21st calendar day of a month is a potential Allocation Date, the Allocation Date and the Contract Date cannot be the same date. Therefore, we will allocate your Purchase Payment to the Fixed Holding Account and it will earn interest until the 7th calendar day of the following month (or the next Business Day, if the 7th is not a Business Day), at which time we will allocate your Purchase Payment, plus any interest earned, to the S&P 500® Indexed Account you have selected.
RIGHT TO EXAMINE
You may cancel the Contract without charge by returning it to us or to your registered representative within 10 days after you receive your Contract. In some states, the right to examine period may be longer. Please see the front page of your Contract for the right to examine period that applies to your Contract. If you cancel your Contract during this period, we will issue a refund including all charges that may have been deducted from your Contract. Your state’s law will determine the amount you will receive. For a state-by-state description of material variations of this Contract, including the right to examine period, see Appendix C: State Variations. This amount will either be:

a.Your Contract Value on the Business Day we receive your request, which may be more or less than your original Purchase Payment;
b.The amount of your Purchase Payment; or
c.The greater of (a) or (b).

The amount of your refund and the length of the right to examine period may depend on if your Contract is a replacement of another insurance or annuity contract. Generally, for Contracts issued as a replacement, this period is 30 days. If your Contract is an IRA or Roth IRA and you cancel within the first 7 days, you will receive the greater of (a) or (b) above. After the first 7 days, your state’s law will determine the amount you will receive as described above.

If your Allocation Date occurs during the right to examine period, we will allocate your Purchase Payment in the manner you selected on your application. If we are required to return the amount of your Purchase Payment or the greater of (a) or (b) above, Symetra Life will be subject to the investment risk if you cancel your Contract during this period.
STATE VARIATIONS
This prospectus describes the material rights and obligations under the Contract. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. For example, state law may require different right to examine periods, which is the amount of time allowed to examine the Contract and return it for a refund, and may impose different issue age limitations. The state in which your Contract is issued also governs whether or not certain options or charges are available or whether those options or charges vary under your Contract. Please see Appendix C: State Variations for a listing of material state variations. Any state variations will be included in your Contract or in riders or endorsements attached to your Contract.

INVESTMENT OPTIONS

The investment options offered under the Contract are the Fixed Account and Indexed Accounts. Certain Indexed Accounts are only available to Contracts purchased on or after May 1, 2024 and other Indexed Accounts are closed to new investors and only available to Contract Owners who are invested in them as of a certain date. Indexed Accounts closed to new investors do not accept new allocations and will be closed once the applicable Interest Term ends. Each Indexed Account credits Indexed Interest (either positive, negative, or equal to zero) at the end of an Interest Term based on the performance of a particular Index and the applicable Crediting Method. An investment in an Indexed Account is not an investment in the Index or any Index fund. Each Indexed Account also has the Return Lock feature. Depending upon market conditions, you can gain or lose Contract Value in any of these Indexed Accounts and your Contract Value will increase or decrease as a result of investment performance. You could lose a significant amount of money if the Index declines in value. Additionally, amounts removed from an Indexed Account prior to the end of an Interest Term will be subject to an Interim Value calculation. You could lose a significant

Defined Terms
amount of money due to the Interim Value calculation if amounts are removed from an Indexed Account before the end of an Interest Term. See the section “Interim Value” under “Charges and Adjustments” and the SAI for more information.

The Fixed Account credits interest during each Interest Term based on a guaranteed rate set by us. The guaranteed minimum interest rate will never be less than 1%. Please note that some selling firms may restrict the selection of certain Indexed Accounts based on criteria established by the selling firm. You should speak with your financial professional for details about the Indexed Accounts available through their firm.
INTEREST TERM
Each Interest Term is one-year, two-years or six-years and begins on your Allocation Date. Each subsequent Interest Term begins at the end of the prior Interest Term. If any beginning/ending date of an Interest Term is not a Business Day, the beginning/ ending date will be the next Business Day.

The initial Interest Term Year is the 12-month period beginning on the Allocation Date and ending on the 7th or 21st calendar day of the month that is closest to the anniversary of your Allocation Date. Subsequent Interest Term Years are consecutive and will also begin and end on the 7th or 21st calendar day of the month that is closest to an anniversary of your Allocation Date. If any of those days are not Business Days, we will use the next Business Day.

Amounts must remain in an Indexed Account until the end of its Interest Term to be credited with all or partial interest, as applicable, and to avoid a possible Interim Value calculation, in addition to potential surrender charges and tax consequences. Withdrawals, surrenders, annuitization and death benefits from the Indexed Accounts during the Interest Term will be subject to an Interim Value calculation. See the section “Interim Value” under “Charges and Adjustments” and the SAI for more information.

Before selecting an Indexed Account for investment, consider which Interest Term lengths may be appropriate for you based on your liquidity needs, investment horizon and financial goals. Indexed Accounts with shorter Interest Terms will provide more opportunities to be credited with Indexed Interest and to transfer your Contract Value in response to market conditions or other factors. Additionally, there will be more opportunities to withdraw Contract Value without an Interim Value calculation. However, Indexed Accounts with shorter Interest Terms may have less potential for Index gains because Index performance is measured over a shorter period of time. Conversely, Indexed Accounts with longer Interest Terms will provide fewer opportunities for Indexed Interest to be credited and to transfer your Contract Value, as well as fewer opportunities to access your Contract Value without an Interim Value calculation. However, Indexed Accounts with longer Interest Terms may provide higher potential for Index gains because Index performance will be measured over a longer time period.
FIXED ACCOUNT
The Fixed Account credits compound interest based on rates that are set and guaranteed by us. Any portion of your Contract Value allocated to the Fixed Account for an Interest Term will be credited with the interest rate established for that Interest Term. This rate will apply for the entire Interest Term, which will be 1 year in length. Once an Interest Term is over, we will declare a new interest rate for the next Interest Term.

The interest rate for the Fixed Account for your initial Interest Term will be set forth in your Contract. Prior to the beginning of each subsequent Interest Term, we will mail to you, at least 30 days in advance, a written notice indicating how you may obtain the interest rate for the Fixed Account and the available Caps, Trigger Rates, Dual Trigger Rates, and Participation Rates for the next Interest Term. At the end of each Interest Term, you may elect to transfer your Fixed Account Value to any Indexed Account(s) by submitting a written transfer request to our Home Office. At our discretion, we may accept transfer requests by telephone or, if available, by Internet. If we do not receive a transfer request from you by the Transfer Notice Deadline, your Fixed Account Value will remain in the Fixed Account for another Interest Term. See the section “Transfers” for more information.

The effective annual interest rate for any Interest Term will never be lower than the guaranteed minimum interest rate of 1%. This rate is guaranteed to be a rate not less than the minimum interest rate allowed by state law. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period. You bear the risk that we will never declare an interest rate for the Fixed Account higher than the guaranteed minimum interest rate.
Payments from the Fixed Account are also subject to minimum amounts required by state law. These minimum amounts only apply upon annuitization from the Fixed Account, payment of a death benefit upon death of the Owner, or a full withdrawal from the Fixed Account. We guarantee that if one of these events occurs, then the proceeds from the Fixed Account (the amount applied to annuity payments or paid for a full withdrawal or death benefit) will be at least equal to the minimums required by state law. If necessary to meet this minimum, charges will be waived.

We are not required to register the Symetra Fixed Account or any interests therein, with the SEC. For this reason, we have not registered interests in the Symetra Fixed Account as a security under the Securities Act of 1933 and have not registered the Symetra Fixed Account as an investment company under the 1940 Act. Accordingly, SEC staff has not reviewed disclosure relating to the Symetra Fixed Account. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Defined Terms

Information regarding the features of the currently offered Fixed Account option, including its name, Interest Term, and guaranteed minimum interest rate, is provided in Appendix A: Investment Options Available Under the Contract.
INDEXED ACCOUNTS
An Indexed Account is defined by an associated Index, a Crediting Method and an Interest Term. Each Indexed Account credits an amount of interest at the end of each Interest Term determined by the performance of a particular Index and the applicable Crediting Method. An investment in an Indexed Account is not a direct investment in the securities composing the particular Index. Each Crediting Method measures the net performance of the applicable Index between the beginning and end of an Interest Term (i.e., “Point to Point”).

Certain Indexed Accounts have an annual Indexed Account Charge as indicated in the name of each given Indexed Account. The Indexed Account Charge percentage will not change while your Contract remains in force and is deducted from the Indexed Account Value for each Interest Term. Indexed Accounts that include an Indexed Account Charge have a higher Cap or a higher Participation Rate for an Interest Term than similar Indexed Accounts that do not have an Indexed Account Charge. Electing to allocate funds to an Indexed Account with an Indexed Account Charge offers the potential of increased Indexed Interest from a higher Cap or a higher Participation Rate for the Interest Term. Please note that selecting an Indexed Account with a charge does not guarantee a positive return or an increase in Indexed Account Value. You bear the risk that amounts you have allocated to Indexed Accounts with a charge will never be credited with a greater amount of positive Indexed Interest than a similar Indexed Account without a charge.

We do not refund any fees regardless of the amount of Indexed Interest, positive or negative, credited to the Indexed Account. In addition, the Indexed Interest Account Buffer does not protect you from the Indexed Account Charge, even when your negative Adjusted Indexed Return is less than or equal to the Buffer. The Indexed Account Charge will decrease your Indexed Account earnings.

If approved in your state, Contracts purchased on or after May 1, 2024 have Indexed Accounts with the following Crediting Methods available.

•Point to Point with Buffer, Cap, and Participation Rate
•Point to Point with Buffer and Trigger Rate
•Point to Point with Buffer and Dual Trigger Rate
•Point to Point with Buffer Plus Rate, Cap and Participation Rate

For Contracts purchased on or before April 30, 2024, Indexed Accounts with the following Crediting Methods are available.

•Point to Point with Buffer, Cap, and Participation Rate
•Point to Point with Buffer and Trigger Rate

For Contracts purchased on or before April 30, 2024, Indexed Accounts with the following Crediting Methods are available if you are invested in them as of May 7, 2024.

•Point to Point with Floor, Cap, and Participation Rate
•Point to Point with Barrier, Cap, and Participation Rate

Each Indexed Account may have both a Cap and a Participation Rate other than Indexed Accounts using a Trigger Rate or Dual Trigger Rate as shown above. For Indexed Accounts with both a Cap and a Participation Rate, we will declare whether a Cap will apply for a given Interest Term prior to the beginning of each Interest Term. The Participation Rate will not be less than 100%.

We may not offer all Indexed Accounts at all times. We may add or remove Indexed Accounts in the future. Information regarding the features of each Indexed Account available under the Contract, including each Indexed Account's name, type, Interest Term, its upside potential feature, current limit on Index loss, and its minimum limit on Index gain is available under Appendix A: Investment Options Available Under the Contract.

ADDITIONAL INFORMATION ON THE INDEXED ACCOUNTS

INDEXES
Currently, each Indexed Account credits interest based on the performance of one of the following Indexes, each covering different asset classes. All of the Indexes we currently offer are price return indices, not “total return” indices, and do not reflect dividends or distributions paid on the securities composing the Indices. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index. Each Index is comprised of or defined by certain securities or by a combination of certain securities and other instruments.

S&P 500® Index. Widely regarded as the best gauge of the U.S. stock market, this world-renowned index tracks the performance of 500 large companies in leading industries of the U.S. economy.

Defined Terms

Russell 2000® Index. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

Nasdaq-100 Index®. The Nasdaq-100 Index includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization. The index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

MSCI Emerging Markets Index. The MSCI Emerging Markets Index captures large and mid-cap representation across 24 emerging markets countries. With 1,253 constituents as of November 29, 2024, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Contracts purchased on or before April 30, 2024 may also have Indexed Accounts that credit interest based on the performance of the MSCI Emerging Markets Index. These Indexed Accounts are only available for Contract Owners that had Indexed Account Value invested in them as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted.

PIMCO Equity Fusion Index™. The PIMCO Equity Fusion Index allocates to exchange-traded funds tracking four major equity markets: U.S. large-cap equities, U.S. small-cap equities, large-cap growth equities, and emerging markets equities. The index adjusts its allocation to the constituents quarterly according to predefined rules that attempt to capitalize on changes in the relative value and upside potential of the constituents over time. The PIMCO Equity Fusion Index deducts fees and costs when calculating the Index Return, which reduces the Index Return and causes the Index to underperform a direct investment in the securities comprising the Index. Performance shown for PIMCO Equity Fusion Index includes the annual embedded cost of 0.50%, which is deducted on a daily basis. Contracts purchased on or before April 30, 2024 may also have Indexed Accounts that credit interest based on the performance of the PIMCO Equity Fusion Index. These Indexed Accounts are only available for Contract Owners that had Indexed Account Value invested in them as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted.
INDEX ANNUAL RETURNS
The bar charts shown below provide each Index’s annual returns for the last 10 calendar years (or for the life of the Index if less than 10 years), as well as the Index returns after applying a hypothetical 5% cap and a hypothetical -10% buffer. The chart illustrates the variability of the returns from year to year and shows how hypothetical limits on Index gains and losses may affect these returns. Past performance is not necessarily an indication of future performance.

The performance below is NOT the performance of any Indexed Account. Your performance under the Contract will differ, perhaps significantly. The performance below may reflect a different return calculation, time period, and limit on Index gains and losses than the Indexed Account, and does not reflect Contract fees and charges, including surrender charges and the Interim Value Calculation, which reduce performance.

Defined Terms
(*) The S&P 500 Index is a price return index, not a “total return index” and therefore does not reflect dividends or distributions paid on the assets composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

(*) The Russell 2000 Index is a price return index not a “total return index” and therefore does not reflect dividends or distributions paid on the assets composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Defined Terms
(*) The NASDAQ 100 Index is a price return index not a “total return index” and therefore does not reflect dividends or distributions paid on the assets composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

(*) The MSCI Emerging Markets Index is a price return index not a “total return index” and therefore does not reflect dividends or distributions paid on the assets composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

Defined Terms

(*) The PIMCO Equity Fusion Index is a price return index not a “total return index” and therefore does not reflect dividends or distributions paid on the assets composing the Index. This will reduce the Index return and cause the Index to underperform a direct investment in the securities composing the Index.

(1) The PIMCO Equity Fusion Index deducts fees and costs when calculating the Index Return, which reduces the Index Return and causes the Index to underperform a direct investment in the securities comprising the Index.

AVAILABILITY OF INDEXED ACCOUNTS, INDEXES OR CREDITING METHODS OR CHANGES IN CAPS AND RATES
We reserve the right to add, remove or replace any Indexed Account, Index, or Crediting Method, subject to necessary regulatory approvals. Any addition, substitution, or removal of an Indexed Account, Index, or Crediting Method will be communicated to you in writing.

Availability of Indexed Accounts. We reserve the right to add new Indexed Accounts or stop offering any of the Indexed Accounts to new and existing Contracts, and to close any of the Indexed Accounts to new transfers at the end of an Interest Term. There is no guarantee that a particular Indexed Account will be available during the entire time that you own your Contract. New Indexed Accounts may have different Indices, rates, upside potential features, and downside protection features than those currently offered, subject to any applicable guaranteed minimum rates for each upside potential feature.

Adding or Removing an Index or Crediting Method. We may add or remove an Index or Crediting Method during the time that you own the Contract. If we add or remove an Index (as opposed to replacing an Index) or Crediting Method, the changes will not be effective for your Contract until the start of the next Interest Term. Adding or removing an Index does not cause a change in the Floor, Buffer, Buffer Plus Rate or Barrier. Any Indexed Accounts based on the performance of the newly added Index will have a new Cap, Participation Rate, Trigger Rate or Dual Trigger Rate. When determining the new Cap, Participation Rate, Trigger Rate or Dual Trigger Rates, we consider a range of factors including, but not limited to, market conditions, administrative expenses, regulatory and tax requirements, competitive factors, and the costs associated with our risk management techniques.

Replacing an Index. We may replace an Index if it is discontinued or the Index is no longer available to us or if the Index’s calculation changes substantially. Additionally, we may replace an Index if hedging instruments become difficult to acquire or the cost of hedging becomes excessive. We may do so at the end of an Interest Term or during an Interest Term. We will notify you in writing at least 30 days before we replace an Index.

If we replace an Index, we will attempt to select a new Index that is similar to the old Index. In making this evaluation, we will look at factors such as asset class, Index composition, strategy or methodology inherent to the Index and Index liquidity. If we determine in our own discretion that no similar alternate Index exists for an Indexed Account, we will use a commonly known Index such as the S&P 500. If we replace an Index during an Interest Term, we will calculate the Index Return using the old Index up until the replacement date. After the replacement date, we will calculate the Index Return using the new Index, but with

Defined Terms
a modified start of Interest Term value for the new Index. The modified start of Interest Term value for the new Index will reflect the Index Return for the old Index from the start of the Interest Term to the replacement date.

Example. This example is intended to show how we would calculate the Index Return during an Interest Term in which an Index was replaced.

Index Return on replacement date for old Index

Old Index Value at beginning of Interest Term	100
Old Index Value on replacement date	103
Index Return for old Index on replacement date	(103 / 100) - 1 = 3%

This 3% Index Return on the replacement date is then used to calculate the modified beginning of Interest Term Index Value for the new Index.

Modified start of Interest Term Index Value for new Index

Index Return for old Index on replacement date	3%
Index Value for new index on replacement date	1000
Modified start of Interest Term Index Value for new index	1000 / (100% + 3%) = 970.87
The Index Return calculation for that Interest Term is then based on the change between the modified start of Interest Term Index Value for the new index, and the end of Interest Term Index Value for the new index.

If we replace an Index, this will not cause a change in the Cap, Participation Rate, Trigger Rate, Dual Trigger Rate, Barrier, Floor, Buffer or Buffer Plus Rate for the current Interest Term. Adding or removing an Index does not cause a change in the Barrier, Floor, Buffer or Buffer Plus Rate because those elements do not change for the life of your Contract. Any Indexed Accounts based on the performance of a newly added Index will have a new Cap, Participation Rate and/or Trigger Rate or Dual Trigger Rate. Changes to the Caps, Participation Rate, Trigger Rate and Dual Trigger Rate, if any, occur at the start of the next Interest Term. If we add or remove an Index (as opposed to replacing an Index with another Index), the changes will not be effective for your Contract until the start of the next Interest Term.

Additional Index information, including disclaimers, may be found in Appendix B. The investment risks associated with the Indexes are discussed under the section titled “Index Risk.”
INDEXED ACCOUNT VALUE
When you allocate Contract Value to an Indexed Account for an Interest Term, your investment in the Indexed Account is represented by an Indexed Account Value. Your Indexed Account Value reflects the portion of your Contract Value attributable to that Indexed Account at any given time. If you allocate Contract Value to multiple Indexed Accounts for an Interest Term, you will have a separate Indexed Account Value for each Indexed Account in which you are invested.

If you do not exercise the Return Lock feature at any point during an Interest Term, your Indexed Account Value for an Indexed Account will be calculated at the close of each Business Day of the Interest Term as follows:

•On the first Business Day, your Indexed Account Value will equal your Base Value for that Indexed Account.
•On each Business Day thereafter, prior to the last Business Day of the Interest Term, your Indexed Account Value on a given Business Day will equal your Interim Value minus any Indexed Account Charge. We calculate your Interim Value at the close of each such Business Day. See the section “Interim Value” under “Charges and Adjustments” and the SAI for a description of how Interim Values are calculated.
•On the last Business Day of the Interest Term, your Indexed Account Value will equal your Base Value plus the amount of Indexed Interest credited to the Indexed Account which may be positive, negative, or equal to zero, minus any Indexed Account Charge. This may also be expressed through the following formula: Base Value x (1 + Adjusted Index Return) – any Indexed Account Charge.

Example 1. Assume that you allocate $25,000 at the beginning of an Interest Term to an Indexed Account with a 2 year Interest Term, a 100% Participation Rate, a 5% Cap, and no Indexed Account Charge. On the first Business Day of the Interest Term, your Base Value is $25,000. Over the course of the Interest Term, your Indexed Account Value will increase and decrease according to changes in your Interim Value. For instance, if your Interim Value at the close of the tenth Business Day equals $25,200, your Indexed Account Value at that time will be $25,200. Then, if your Interim Value at the close of the eleventh Business Day equals $24,800, your Indexed Account Value at that time will be $24,800. On the last Business Day of the Interest Term, if an Adjusted Index Return of 5% is assumed, your Indexed Account Value at the close of the last Business Day will be $26,250 ($25,000 x (1 + 0.05) = $26,250). Under this example, $1,250 in Indexed Interest would have been credited to your Contract ($26,250 - $25,000 = $1,250).

Defined Terms
Example 2. Assume that you allocate $25,000 at the beginning of an Interest Term to a similar Indexed Account as in Example 1, but with an Indexed Account Charge. Your Indexed Account Values would be the same as in Example 1, except they would be lower by the Indexed Account Charge of $500 ($25,000 x 1% x 2) on each day except the first Business Day of the Interest Term. On the last Business Day of the Interest Term, if an Adjusted Index Return of 5% is assumed, your Indexed Account Value at the close of the last Business Day will be $25,750 ($25,000 x (1 + 0.05) - $500 = $25,750). Under this example, $1,250 in Indexed Interest would have been credited to your Contract and a $500 Indexed Account Charge deducted for a net change of $750. Although the amount of the Indexed Account Charge is subtracted from the Interim Value each day of the Interest Term except the first day, the Indexed Account Charge is not deducted from the Indexed Account until the last day of the Interest Term after Indexed Interest, if any, is credited.

If you exercise the Return Lock feature during an Interest Term, your Indexed Account Value will be “locked-in” at the Indexed Account Value calculated on the Return Lock Date. After you exercise the Return Lock feature, your Indexed Account Value will not change unless you take a withdrawal or transfer, in which case your Indexed Account Value will be reduced dollar-for-dollar by the amount withdrawn or transferred from that Indexed Account. The Return Lock feature is described in more detail under the section titled “Return Lock”.
INDEXED INTEREST
For each Indexed Account to which you allocate Contract Value, at the end of the Interest Term, we will credit your Indexed Account Value with Indexed Interest (unless the Return Lock feature was exercised during the Interest Term). Indexed Interest may be positive, negative, or equal to zero.

•If the Indexed Interest is positive, your Indexed Account Value will increase by a dollar amount equal to the positive Indexed Interest, minus any Indexed Account Charge.
•If the Indexed Interest is negative, your Indexed Account Value will decrease by a dollar amount equal to the negative Indexed Interest, minus any Indexed Account Charge
•If the Indexed Interest is equal to zero, no interest will be credited and your Indexed Account Value will equal your Base Value minus any Indexed Account Charge.

If you allocate Contract Value to multiple Indexed Accounts for an Interest Term, the Indexed Accounts in which you invest will credit separate Indexed Interests at the end of that Interest Term. Even if you receive positive Indexed Interest for one or more Indexed Accounts for an Interest Term, your overall gain for that Interest Term will be reduced by any negative Indexed Interest you receive for any other Indexed Accounts, and such negative Indexed Interest may cause you to incur an overall loss during that Interest Term.

Indexed Interest will not be credited to your Contract Value until the end of the Interest Term. This means that amounts withdrawn prior to the end of an Interest Term will not be credited with Indexed Interest. This includes Contract Value applied to pay a death benefit or to an annuity payout option.

Amounts must remain in an Indexed Account until the end of its Interest Term to be credited with all or partial interest, as applicable, and to avoid a possible Interim Value calculation adjustment, in addition to potential surrender charges and tax consequences.
CREDITING METHODS
To determine the Indexed Interest credited to an Indexed Account at the end of an Interest Term, we calculate the Adjusted Index Return for that Indexed Account. We calculate the Adjusted Index Return by applying the applicable Crediting Method. Each Crediting Method includes one or more of the following elements:

•The Index Return (or “Point to Point”);
•The Cap;
•Participation Rate;
•The Trigger Rate;
•The Dual Trigger Rate;
•The Floor;
•The Barrier;
•The Buffer; and/or
•The Buffer Plus Rate.

Additional information about each of these elements is provided below.

Index Return (“Point to Point”). To determine the Index Return, we determine the net change in Index Value between two dates, the Beginning Index Value and the Ending Index Value, and express it as a percentage. After the Index Return is calculated, we next calculate the Adjusted Index Return. The Adjusted Index Return reflects the Index Return after any applicable adjustments for the Cap, Participation Rate, Trigger Rate, Dual Trigger Rate, Barrier, Floor, Buffer and/or Buffer Plus

Defined Terms
Rate. At the end of the Interest Term, Indexed Interest will be credited to the Base Value at a rate equal to the Adjusted Index Return. For example, if the net change in Index Value from the Beginning Index Value to the Ending Index Value is 5%, the Index Return for that Indexed Account would be 5%. If instead it decreased by 5%, the Index Return for that Indexed Account would be -5%. To determine the Adjusted Index Return, we would apply the Cap, Participation Rate, Trigger Rate, Dual Trigger Rate, Barrier, Floor, Buffer and/or Buffer Plus Rate to the Index Return.
UPSIDE PROTECTION FEATURES
We will limit the positive Index Return used in calculating the Indexed Interest credited to an Indexed Account at the end of an Interest Term using the upside potential feature of the applicable Crediting Method (i.e., the Cap, Participation Rate, Trigger Rate, or Dual Participation Rate). The current limits on Index gains will not change during an Interest Term. For subsequent Interest Terms, we will set the Cap, Participation Rate, Trigger Rate, or Dual Trigger Rate prior to the beginning of an Interest Term. The current limits on Index gains will not change during an Interest Term. For subsequent Interest Terms, we will set the Cap, Participation Rate, Trigger Rate, or Dual Trigger Rate prior to the beginning of an Interest Term. You may also obtain this information by accessing our website,www.symetra.com/ratescaps where Caps, Participation Rates, Trigger Rates, and Dual Trigger Rates declared for the next Interest Term will be posted. Information on current Caps, Participation Rates, Trigger Rates, and Dual Trigger Rates is incorporated by reference from that website into this prospectus. When determining upside protection parameters, we consider a range of factors including, but not limited to, market conditions, administrative expenses, regulatory and tax requirements, competitive factors, and the costs associated with our risk management techniques.

Cap. The Cap represents the maximum positive Adjusted Index Return for a given Interest Term. For example, if you are allocated to an Indexed Account with a Cap of 8% and, at the end of an Interest Term, the Index Return is 15%, we would credit Indexed Interest at the Adjusted Index Return of 8% (the Index Return up to the Cap) at the end of the Interest Term, meaning your Indexed Account Value will increase by 8%. Each Indexed Account with this upside potential feature has its own Cap. We will declare whether an Indexed Account will have a Cap and if it does, we will set the Cap prior to the beginning of an Interest Term. A Cap for a particular Interest Term may be higher or lower than the Caps for previous or future Interest Terms. In no event will a Cap be lower than the guaranteed minimum of 2% during the surrender charge period or lower than 1% thereafter. For Indexed Accounts with a Buffer Plus Rate, the Cap will never be lower than the Buffer Plus Rate. The Caps for your initial Interest Term will be set forth in your Contract.

The Caps do not guarantee a certain amount of Indexed Interest. The Caps benefit us because they limit the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. We set the Caps at our discretion; however, they will never be less than 2% during the surrender charge period or 1% thereafter. You bear the risk that we will not set the Caps higher than the Guaranteed Minimum Cap. For any Indexed Account with both a Cap and Participation Rate, the Adjusted Index Return will be limited by the Cap. Any Indexed Interest will be reduced by the Indexed Account Charge.

Participation Rate. The Participation Rate represents a percentage that can be applied to the Index Return for an Interest Term. How the Participation Rate is applied will depend on the Crediting Method used. When the Crediting Method has a Buffer Plus Rate, the Participation Rate is applied to the Index Return in excess of the Buffer Plus Rate, and then that result is added to the Buffer Plus Rate to determine the Adjusted Index Return. For example, if you are allocated to an Indexed Account with no Cap, a Buffer Plus Rate of 20%, and a Participation Rate of 110% and, at the end of the Interest Term, the Index Return is 30%, we would calculate your Adjusted Index Return as follows: we would determine the amount of Index Return in excess of the Buffer Plus Rate (30% - 20%) to get 10%. We then multiply the result by the Participation Rate of 110% to get 11% (1.10% x 10%) and then add this result to the Buffer Plus Rate (11% + 20%). As a result, we would credit Indexed Interest at the Adjusted Index Return of 31%, meaning your Indexed Account Value will increase by 31%.

For other Crediting Methods, the Participation Rate is applied to any positive Index Return. For example, if you are allocated to an Indexed Account with no Cap, a Participation Rate of 100% and, at the end of an Interest Term, the Index Return is 15%, we would multiply the Index Return of 15% by 100% for an Adjusted Index Return of 15%, meaning your Indexed Account Value will increase by 15%. If the Indexed Account has a Cap and a Participation Rate, the Adjusted Index Return will equal the Index Return multiplied by the Participation Rate, up to the Cap. In the previous example, with a Cap of 10%, we would credit Indexed Interest at the Adjusted Index Return of 10% at the end of the Interest Term, meaning your Indexed Account Value will increase by 10%.

We set the Participation Rate for each applicable Indexed Account prior to the beginning of an Interest Term. A Participation Rate for a particular Interest Term may be higher or lower than the Participation Rates for previous or future Interest Terms. The minimum Participation Rate is 100%. The Participation Rates for your initial Interest Term will be set forth in your Contract.

The Participation Rates do not guarantee a certain amount of Indexed Interest. We set the Participation Rates at our discretion; however, it will never be less than 100%. You bear the risk that we will not set the Participation Rates higher than the 100% minimum rate. For any Indexed Account with both a Cap and Participation Rate, the Adjusted Index Return will be limited by the Cap. Any Indexed Interest will be reduced by the Indexed Account Charge.

Trigger Rate. We set the Trigger Rate for each applicable Indexed Account prior to the beginning of an Interest Term. A Trigger Rate for a particular Interest Term may be higher or lower than the Trigger Rate for previous or future Interest Terms. In no event

Defined Terms
will a Trigger Rate be lower than the guaranteed minimum of 1%. If at the end of the Interest Term the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate. This means that if the Index Return is positive and less than the Trigger Rate percentage, we will credit you the higher Trigger Rate. However, if the Index Return exceeds the Trigger Rate percentage, your Adjusted Index Return will equal the lower Trigger Rate percentage. For example, if you are allocated to an Indexed Account with a Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 10%, we would credit Indexed Interest at the Adjusted Index Return equal to the Trigger Rate of 5% at the end of the Interest Term, meaning your Indexed Account Value will increase by 5%. The Trigger Rate for your initial Interest Term will be set forth in your Contract.

The Trigger Rates do not guarantee a certain amount of Indexed Interest. The Trigger Rate determines the Adjusted Index Return whenever the Index Return is 0% or greater, and applies regardless of how positive the Index Return turns out to be. The Trigger Rates benefit us where the Index Return exceeds the Trigger Rate because they limit the amount of positive Indexed Interest that we are obligated to credit during such an Interest Term. We set the Trigger Rates at our discretion; however, it will never be lower than 1%. You bear the risk that we will not set the Trigger Rates higher than the 1% minimum rate.

Dual Trigger Rate. We set the Dual Trigger Rate for each applicable Indexed Account prior to the beginning of an Interest Term. A Dual Trigger Rate for a particular Interest Term may be higher or lower than the Dual Trigger Rate for previous or future Interest Terms. In no event will a Dual Trigger Rate be lower than the guaranteed minimum of 1%. If, at the end of the Interest Term the Index Return is positive, zero, or negative within the Buffer, the Adjusted Index Return equals the Dual Trigger Rate. For example, if you are allocated to an Indexed Account with a Dual Trigger Rate of 5% and a 10% Buffer and, at the end of an Interest Term, the Index Return is 10%, the Adjusted Index Return would equal the Dual Trigger Rate of 5% at the end of the Interest Term, meaning your Indexed Account Value will increase by 5%. Similarly, if the Index Return is -10% (negative within the 10% Buffer), we will credit you with an Adjusted Index Return equal to the higher Dual Trigger Rate of 5%. However, if the Index Return is negative by more than the Buffer percentage, you will be subject to any loss that exceeds the Buffer percentage and your Adjusted Index Return will equal this amount. For example, in the same scenario, if the Index Return is -15%, we would credit Indexed Interest at the Adjusted Index Return of -5% at the end of the Interest Term (the negative Index Return in excess of the 10% Buffer), meaning your Indexed Account Value will decrease by 5%. The Dual Trigger Rate for your initial Interest Term will be set forth in your Contract.

The Dual Trigger Rates do not guarantee a certain amount of Indexed Interest. The Dual Trigger Rate determines the Adjusted Index Return whenever the Index Return is positive, zero or negative within the Buffer, and applies regardless of how positive the Index Return turns out to be. The Dual Trigger Rates benefit us where the Index Return exceeds the Dual Trigger Rate because they limit the amount of positive Indexed Interest that we are obligated to credit during such an Interest Term. In addition, the Dual Trigger Rates benefit you where the Index Return is negative and exceeds the Buffer of -10% because they limit the amount of negative Indexed Interest or loss that you will incur during such an Interest Term. We set the Dual Trigger Rate at our discretion; however, it will never be lower than 1%. You bear the risk that we will not set the Dual Trigger Rates higher than the 1% minimum rate.
DOWNSIDE PROTECTION FEATURES
We will limit the negative Index Return used in calculating Indexed Interest credited to an Indexed Account at the end of an Interest Term using the downside protection feature of the applicable Crediting Method (i.e., the Barrier, Floor, Buffer, or Buffer Plus Rate).

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

Floor. The Floor represents the maximum negative Adjusted Index Return under an Indexed Account for a given Interest Term. In other words, the Floor represents the most negative Indexed Interest that you can be credited under an Indexed Account for a given Interest Term. For example, if you are allocated to an Indexed Account with a 10% Floor and, at the end of an Interest Term, the Index Return is -15%, we would compare the Floor of -10% to the Index Return of -15% and credit Indexed Interest at the Adjusted Index Return of -10% (the negative Index Return up to the Floor), meaning that your Indexed Account Value will decrease by 10%. Please note that not all Indexed Accounts have a Crediting Method that includes the Floor. For those Crediting Methods with the Floor, the Floor is set at a loss of 10%. This may also be expressed as a floor equal to negative 10% (or -10%). The -10% Floor will apply to every Indexed Account with a Floor and will not change as long as we offer these Indexed Accounts.

Please note that Indexed Accounts with a Floor are only available for Contract Owners that had Indexed Account Value invested in them as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted.
The Floor provides only limited protection against downside risk. You should understand that the Floor does not provide absolute protection against negative Indexed Interest. You may lose money. Every Indexed Account has its own Indexed Account Value. Any portion of your Contract Value that is not allocated to an Indexed Account with a Crediting Method that includes the Floor will not benefit from the downside protection afforded by the Floor.

Barrier. For this downside protection element, you should note that you are potentially subject to 100% of any negative Indexed Return. Unlike the Buffer, any negative Index Return that exceeds the Barrier percentage is reflected in its entirety in

Defined Terms
the Adjusted Index Return. The Barrier represents the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Indexed Account. In other words, the Barrier represents the amount of negative Index Return that may occur before you are credited with negative Indexed Interest. For example, if you are allocated to an Indexed Account with a -15% Barrier, at the end of an Interest Term, the Index Return is -5%, we would compare the Barrier of -15% to the Index Return of -5%. In this example, since the Index Return does not exceed the Barrier, we would credit Indexed Interest at the Adjusted Index Return of 0%. However, in the same scenario, if the Index Return is -20%, the Index Return would exceed the Barrier, and we would credit Indexed Interest at the Adjusted Index Return of -20% (the total amount of negative Index Return). The Barrier percentage will not change for the life of your Contract.

Please note that the only Indexed Account that currently features the Barrier is the S&P 500 Point to Point (one-year) with Barrier (-15%). In addition, the Indexed Account with a Barrier is only available for Contract Owners that have Indexed Account Value invested in it as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted after May 7, 2024.
The Barrier provides only limited protection from downside risk. If the Index Return is more negative than the Barrier, you bear the full amount of that negative Index Return. Unlike the Buffer, which always provides some level of downside protection, the Barrier, under certain circumstances, provides no downside protection. This means you could lose 100% of any Contract Value allocated to an Indexed Account with a Barrier.

Any portion of your Contract Value that is not allocated to an Indexed Account with a Crediting Method that includes the Barrier will not benefit from the downside protection afforded by the Barrier.

Buffer. The Buffer represents the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Indexed Account. In other words, the Buffer represents the amount of negative Index Return that may occur before you are credited with negative Indexed Interest. If the negative Index Return exceeds the Buffer, you are credited with the portion of the negative Index Return that exceeds the Buffer. The Buffer provides protection from a negative Index Return of up to 10%, 15%, 20%, 30% or 100% depending on the Indexed Account selected. For example, if you are allocated to an Indexed Account with a 10% Buffer and, at the end of an Interest Term, the Index Return is -15%, we would credit Indexed Interest at the Adjusted Index Return of -5% (the portion of negative Index Return that exceeds the Buffer) at the end of the Interest Term. This means that your Indexed Account Value will decrease by 5%. Please note that not all Indexed Accounts have a Crediting Method that includes the Buffer. Please also note that the Buffer does not protect you from the Indexed Account Charge.

Buffer Plus Rate. The Buffer Plus Rate represents the percentage added to the Index Return to offset any negative Index Return including potentially providing a positive Adjusted Index Return when the Index Return is negative for a given Interest Term. It also represents the minimum Adjusted Index Return if the Index Return is positive or zero, and the point above which the Participation Rate applies to the Index Return in excess of the Buffer Plus Rate. It provides limited protection against negative Indexed Interest. In other words, the Buffer Plus Rate represents the amount of negative Index Return that may occur before you are credited with negative Indexed Interest and the minimum positive Indexed Interest credit you can expect if the Index Return is positive or zero.

For example, if you are allocated to an Indexed Account with a Buffer Plus Rate of 20% and a 35% Cap, and, at the end of an Interest Term, the Index Return is -5%, we would add the Buffer Plus Rate to the Index Return and credit Indexed Interest at the Adjusted Index Return of 15% (-5% Index Return plus the Buffer Plus Rate of 20%) at the end of the Interest Term, meaning your Indexed Account Value will increase by 15%. In the same scenario, if the Index Return is 10%, the Index Return would be positive below the 35% Cap and the 20% Buffer Plus Rate, so we would credit Indexed Interest at the Buffer Plus Rate of 20%. The Adjusted Index Return would be 20% (the Buffer Plus Rate) at the end of the Interest Term, meaning your Indexed Account Value will increase by 20%. In the same scenario, if the Index Return is 50%, the Index Return would be positive above the 35% Cap, so we would credit Indexed Interest at the Cap of 35%. The Adjusted Index Return would be 35% (the Cap) at the end of the Interest Term, meaning your Indexed Account Value will increase by 35%. See “Participation Rate” above for an example demonstrating a scenario where the Index Return is positive and exceeds the Buffer Plus Rate, and no Cap applies. The Buffer Plus Rate is either 10%, 20%, or 30% depending on the Indexed Account selected. Please note that not all Indexed Accounts have a Crediting Method that includes a Buffer Plus Rate.

The Buffer or Buffer Plus Rate applicable to each respective Indexed Account with Buffer or Buffer Plus Rate will not change as long as we offer these Indexed Accounts. It is possible that we will change the Buffer or Buffer Plus Rate for Contracts issued in the future, and that future Contracts may have different Buffers and Buffer Plus Rates for different Indexed Accounts.

The Buffer and Buffer Plus Rate provide only limited protection from downside risk. You should understand that the Buffer and Buffer Plus Rate do not provide absolute protection against negative Indexed Interest. You may lose money. The Buffer and Buffer Plus Rate does not protect you from the Indexed Account Charge, even when your negative Adjusted Index Return is less than or equal to the Buffer and Buffer Plus Rate.

Every Indexed Account has its own Indexed Account Value. Any portion of your Contract Value that is not allocated to an Indexed Account with a Crediting Method that includes the Buffer or Buffer Plus Rate will not benefit from the protection afforded by the Buffer or Buffer Plus Rate.

Defined Terms

CREDITING METHOD EXAMPLES
The following examples illustrate how we calculate and credit interest under each Crediting Method assuming hypothetical Index Returns and hypothetical limits on Index gains and losses. The examples assume no withdrawals.

On the last Business Day of the Interest Term, your Indexed Account Value will equal your Base Value plus the amount of Indexed Interest credited to the Indexed Account which may be positive, negative, or equal to zero. This may also be expressed through the following formula: Base Value x (1 + Adjusted Index Return) – any Indexed Account Charge. Examples for how the Adjusted Index Return is determine by various Crediting Methods is shown below.

	BUFFER WITH CAP AND 100% PARTICIPATION RATE				BUFFER WITH NO CAP AND 110% PARTICIPATION RATE
	Example 1	Example 2	Example 3	Example 4	Example 5
Base Value	$10,000	$10,000	$10,000	$10,000	$10,000
Beginning Index Value (1)	1,000	1,000	1,000	1,000	1,000
Ending Index Value (1)	1,200	1,050	950	850	1,200
Index Return (2)	20%	5%	-5%	-15%	20%
Cap Rate	10%	10%	NA	NA	NA
Participation Rate	100%	100%	100%	100%	110%
Buffer	NA	NA	10%	10%	10%
Adjusted Index Return	10%	5%	0%	-5%	22%
Amount Credited or Deducted	$1,000	$500	$0	-$500	$2,200
Indexed Account Value	$11,000	$10,500	$10,000	$9,500	$12,200
Assuming Investment in an Indexed Account with Indexed Account Charge (3)
Interest Term	1 Year	1 Year	1 Year	1 Year	1 Year
Indexed Account Charge	$100	$100	$100	$100	$100
Amount Credited or Deducted	$900	$400	-$100	-$600	$2,100
Indexed Account Value	$10,900	$10,400	$9,900	$9,400	$12,100

(1)The Crediting Methods use Index Values on two dates to determine the amount of Indexed Interest to be credited: the beginning of an Interest Term and the end of an Interest Term. These are the Beginning Index Value and Ending Index Value.
(2)To determine the Index Return, we determine the net change in Index Value between the Beginning Index Value and the Ending Index Value and express it as a percentage.
(3)Certain Indexed Accounts have an Indexed Account Charge. It is calculated at the beginning of the Interest Term and deducted from the Indexed Account at the end of the Interest Term. It is equal to 1% and is calculated by taking the Base Value multiplying it by the Indexed Account Charge of 1% and further multiplying it by the years in the Interest Term.

Example 1: In Example 1, the Index Return is positive so the Buffer does not apply but the Cap does. Since the Index Return exceeds the Cap, the Adjusted Index Return is equal to the Cap of 10%. $1,000 in Indexed Interest is credited ($10,000 x 10%) for an Indexed Account Value of $11,000 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $10,900.

Example 2: In Example 2, the Index Return is positive so the Buffer does not apply but the Cap does. Since the Index Return does not exceed the Cap, the Adjusted Index Return is equal to the Index Return of 5%. $500 in Indexed Interest is credited ($10,000 x 5%) for an Indexed Account Value of $10,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $10,400.

Example 3: In Example 3, the Index Return is negative so the Cap does not apply but the Buffer does. Since the Index Return of -5% is within the Buffer of 10%, the Adjusted Index Return is 0%. The Buffer provided protection against the entire negative Index Return. No Indexed Interest is credited ($10,000 x 0%) and the Indexed Account Value remains at $10,000 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $9,900.

Example 4: In Example 4, the Index Return is negative so the Cap does not apply but the Buffer does. Since the Index Return of -15% exceeds the protection of the 10% Buffer, the Buffer absorbs up to 10% of the negative Index Return resulting in a -5% Adjusted Index Return. $500 in Indexed Interest is deducted ($10,000 x -5%) for an Indexed Account Value of $9,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge

Defined Terms
and 1 year Interest Term, the Indexed Account Value would be further reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $9,400.

Example 5: In Example 5, the Index Return is positive so the Buffer does not apply, there is no Cap, and the Participation Rate is 110%. The Adjusted Index Return equals the Index Return multiplied by the Participation Rate. Therefore, the Adjusted Index Return is equal to 22% (20% x 110% = 22%). $2,200 in Indexed Interest is credited ($10,000 x 22%) for an Indexed Account Value of $12,200 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $12,100.

BUFFER WITH TRIGGER RATE (1)
	Example 1	Example 2
Base Value	$10,000	$10,000
Beginning Index Value (2)	1,000	1,000
Ending Index Value (2)	1,200	1,050
Index Return (3)	20%	5%
Trigger Rate	15%	15%
Buffer	10%	10%
Adjusted Index Return	15%	15%
Amount Credited or Deducted	$1,500	$1,500
Indexed Account Value	$11,500	$11,500
Assuming Investment in an Indexed Account with Indexed Account Charge (4) (5)
Interest Term	1 Year	1 Year
Indexed Account Charge	$100	$100
Amount Credited or Deducted	$1,400	$1,400
Indexed Account Value	$11,400	$11,400

(1)The Trigger Rate only applies if, at the end of the Interest Term, the Index Return is 0% or greater. See Example 4 above on how the Buffer would work for this Crediting Method if the Index Return was negative.
(2)The Crediting Methods use Index Values on two dates to determine the amount of Indexed Interest to be credited: the beginning of an Interest Term and the end of an Interest Term. These are the Beginning Index Value and Ending Index Value.
(3)To determine the Index Return, we determine the net change in Index Value between the Beginning Index Value and the Ending Index Value and express it as a percentage.
(4)Certain Indexed Accounts have an Indexed Account Charge. It is calculated at the beginning of the Interest Term and deducted from the Indexed Account at the end of the Interest Term. It is equal to 1% and is calculated by taking the Base Value multiplying it by the Indexed Account Charge of 1% and further multiplying it by the years in the Interest Term.
(5)Currently, the Contract does not offer an Indexed Account with Indexed Account Charge using the Buffer with Trigger Rate Crediting Method.

Example 1: In Example 1, since the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate of 15%. In this example, you lost the opportunity to realize the higher Index Return of 20%. $1,500 in Indexed Interest is credited ($10,000 x 15%) for an Indexed Account Value of $11,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $11,400.

Example 2: In Example 2, since the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate of 15%. In this example, you benefited from the Trigger Rate of 15% since it exceeded the Index Return of 5%. $1,500 in Indexed Interest is credited ($10,000 x 15%) for an Indexed Account Value of $11,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $11,400.

BUFFER WITH DUAL TRIGGER RATE
	Example 1	Example 2	Example 3	Example 4
Base Value	$10,000	$10,000	$10,000	$10,000
Beginning Index Value (1)	1,000	1,000	1,000	1,000
Ending Index Value (1)	1,200	1,050	950	850

Defined Terms

Index Return (2)	20%	5%	-5%	-15%
Dual Trigger Rate	9%	9%	9%	9%
Buffer	10%	10%	10%	10%
Adjusted Index Return	9%	9%	9%	-5%
Amount Credited or Deducted	$900	$900	$900	-$500
Indexed Account Value	$10,900	$10,900	$10,900	$9,500
Assuming Investment in an Indexed Account with Indexed Account Charge (3) (4)
Interest Term	1 Year	1 Year	1 Year	1 Year
Indexed Account Charge	$100	$100	$100	$100
Amount Credited or Deducted	$800	$800	$800	-$600
Indexed Account Value	$10,800	$10,800	$10,800	$9,400

(1)The Crediting Methods use Index Values on two dates to determine the amount of Indexed Interest to be credited: the beginning of an Interest Term and the end of an Interest Term. These are the Beginning Index Value and Ending Index Value.
(2)To determine the Index Return, we determine the net change in Index Value between the Beginning Index Value and the Ending Index Value and express it as a percentage.
(3)Certain Indexed Accounts have an Indexed Account Charge. It is calculated at the beginning of the Interest Term and deducted from the Indexed Account at the end of the Interest Term. It is equal to 1% and is calculated by taking the Base Value multiplying it by the Indexed Account Charge of 1% and further multiplying it by the years in the Interest Term.
(4)Currently, the Contract does not offer an Indexed Account with Indexed Account Charge using the Buffer with Dual Trigger Rate Crediting Method.

Example 1 and Example 2: If the Index Return is positive, 0% or negative within the Buffer, the Adjusted Index Return equals the Dual Trigger Rate. In Example 1 and Example 2, since the Index Return is positive, the Adjusted Index Return equals the Dual Trigger Rate of 9%. In Example 1, you lost the opportunity to realize the higher Index Return of 20%. In Example 2, you benefited from the Dual Trigger Rate of 9% since it exceeded the Index Return of 5%. In both Examples, $900 in Indexed Interest is credited ($10,000 x 9%) for an Indexed Account Value of $10,900 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for a Indexed Account Value of $10,800.

Example 3: If the Index Return is positive, 0% or negative within the Buffer, the Adjusted Index Return equals the Dual Trigger Rate. In Example 3, since the Index Return is negative but with the Buffer of 10%, the Adjusted Index Return equals the Dual Trigger Rate of 9%. In this Example, the Dual Trigger Rate provided protection against the entire negative Index Return. $900 in Indexed Interest is credited ($10,000 x 9%) for an Indexed Account Value of $10,900 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $10,800.

Example 4: In Example 4, since the Index Return of -15% exceeds the protection of the 10% Buffer, the Buffer protects up to 10% of the negative Index Return resulting in a -5% Adjusted Index Return. $500 in Indexed Interest is deducted ($10,000 x -5%) for an Indexed Account Value of $9,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be further reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $9,400.

	BUFFER PLUS RATE WITH CAP AND 100% PARTICIPATION RATE			BUFFER PLUS RATE WITH CAP AND 100% PARTICIPATION RATE	BUFFER PLUS RATE WITH NO CAP AND 110% PARTICIPATION RATE
	Example 1	Example 2	Example 3	Example 4	Example 5
Base Value	$10,000	$10,000	$10,000	$10,000	$10,000
Beginning Index Value (1)	1,000	1,000	1,000	1,000	1,000
Ending Index Value (1)	1,100	950	750	1,300	1,250
Index Return (2)	10%	-15%	-25%	30%	25%
Cap Rate	25%	NA	NA	25%	NA
Participation Rate	100%	100%	100%	100%	110%
Buffer Plus Rate	20%	20%	20%	20%	20%
Adjusted Index Return	20%	5%	-5%	25%	25.5%
Amount Credited or Deducted	$2,000	$500	-$500	$2,500	$2,550
Indexed Account Value	$12,000	$10,500	$9,500	$12,500	$12,550

Defined Terms

Assuming Investment in an Indexed Account with Indexed Account Charge (3) (4)
Interest Term	1 Year	1 Year	1 Year	1 Year	1 Year
Indexed Account Charge	$100	$100	$100	$100	$100
Amount Credited or Deducted	$1,900	400	-$600	$2,400	$2,450
Indexed Account Value	$11,900	$10,400	$9,400	$12,400	$12,450

(1)The Crediting Methods use Index Values on two dates to determine the amount of Indexed Interest to be credited: the beginning of an Interest Term and the end of an Interest Term. These are the Beginning Index Value and Ending Index Value.
(2)To determine the Index Return, we determine the net change in Index Value between the Beginning Index Value and the Ending Index Value and express it as a percentage.
(3)Certain Indexed Accounts have an Indexed Account Charge. It is calculated at the beginning of the Interest Term and deducted from the Indexed Account at the end of the Interest Term. It is equal to 1% and is calculated by taking the Base Value multiplying it by the Indexed Account Charge of 1% and further multiplying it by the years in the Interest Term.
(4)Currently, the Contract does not offer an Indexed Account with Indexed Account Charge using the Buffer Plus Rate Crediting Method.

Example 1: In Example 1, since the Index Return is greater than or equal to 0 but less than the Buffer Plus Rate and Cap, the Adjusted Index Return is equal to the Buffer Plus Rate of 20%. $2,000 in Indexed Interest is credited ($10,000 x 20%) for an Indexed Account Value of $12,000 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $11,900.

Example 2: In Example 2, the Index Return is negative so the Cap does not apply but the Buffer Plus Rate does. The Adjusted Index Return would equal the Index Return plus the Buffer Plus Rate (-15% + 20%) and result in an Adjusted Index Return of 5%. The Buffer Plus Rate provided protection against the entire negative Index Return. $500 in Indexed Interest is credited ($10,000 x 5%) and the Indexed Account Value equals $10,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $10,400.

Example 3: In Example 3, the Index Return is negative so the Cap does not apply. Since the Index Return exceeds the protection of the Buffer Plus Rate, the Buffer Plus Rate absorbs 20% of the negative Index Return resulting in a -5% Adjusted Index Return (-25% + 20%). The Buffer Plus Rate provided partial protection against the negative Index Return. $500 in Indexed Interest is deducted ($10,000 x -5%) for an Indexed Account Value of $9,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be further reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $9,400.

Example 4: In Example 4, there is a Cap of 25%, the Participation Rate is 100% and the Index Return of 30% is positive and exceeds the Buffer Plus Rate. To calculate the Adjusted Index Return, we would subtract the Buffer Plus Rate from the Index Return to get 10% (30%-20%). We then multiply that by the Participation Rate to get 10% (10% x 100%) and add the Buffer Plus Rate (20% + 10%). Since the result exceeds the Cap, the Adjusted Index Return equals the Cap of 25%. In this Example, the Cap limited the Adjusted Index Return. $2,500 in Indexed Interest is credited ($10,000 x 25%) for an Indexed Account Value of $12,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $12,400.

Example 5: In Example 5, there is no Cap, the Participation Rate is 110% and the Index Return is positive and exceeds the Buffer Plus Rate. To calculate the Adjusted Index Return, we would subtract the Buffer Plus Rate from the Index Return to get 5% (25% - 20%). We then multiply that by the Participation Rate to get 5.5% (5% x 110%) and add the Buffer Plus Rate (20% + 5.5%). The Adjusted Index Return equals 25.5%. $2,550 in Indexed Interest is credited ($10,000 x 25.5%) for an Indexed Account Value of $12,550 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $12,450.

Defined Terms

	BARRIER WITH CAP AND 100% PARTICIPATION RATE (1)		BARRIER WITH NO CAP AND 110% PARTICIPATION RATE
	Example 1	Example 2	Example 3
Base Value	$10,000	$10,000	$10,000
Beginning Index Value (2)	1,000	1,000	1,000
Ending Index Value (2)	950	750	1,200
Index Return (3)	-5%	-25%	20%
Cap Rate	NA	NA	NA
Participation Rate	100%	100%	110%
Barrier	15%	15%	NA
Adjusted Index Return	0%	-25%	22%
Amount Credited or Deducted	$0	-$2,500	$2,200
Indexed Account Value	$10,000	$7,500	$12,200
Assuming Investment in an Indexed Account with Indexed Account Charge (4) (5)
Interest Term	1 Year	1 Year	1 Year
Indexed Account Charge	$100	$100	$100
Amount Credited or Deducted	-$100	-$2,600	$2,100
Indexed Account Value	$9,900	$7,400	$12,100

(1)The Barrier only applies if, at the end of the Interest Term, the Index Return is negative. See Example 1 and 2 under Buffer with Cap and Participation Rate shown above on how the Cap would work for this Crediting Method if the Index Return was positive.
(2)The Crediting Methods use Index Values on two dates to determine the amount of Indexed Interest to be credited: the beginning of an Interest Term and the end of an Interest Term. These are the Beginning Index Value and Ending Index Value.
(3)To determine the Index Return, we determine the net change in Index Value between the Beginning Index Value and the Ending Index Value and express it as a percentage.
(4)Certain Indexed Accounts have an Indexed Account Charge. It is calculated at the beginning of the Interest Term and deducted from the Indexed Account at the end of the Interest Term. It is equal to 1% and is calculated by taking the Base Value multiplying it by the Indexed Account Charge of 1% and further multiplying it by the years in the Interest Term.
(5)Currently, the Contract does not offer an Indexed Account with Indexed Account Charge using the Barrier Crediting Method.

Example 1: In Example 1, the Index Return is negative so the Cap does not apply but the Barrier does. Since the Index Return of -5% is within the Barrier of 15%, the Adjusted Index Return is 0%. The Barrier provided protection against the entire negative Index Return. No Indexed Interest is credited ($10,000 x 0%) and the Indexed Account Value remains at $10,000 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $9,900.

Example 2: In Example 2, the Index Return is negative so the Cap does not apply but the Barrier does. Since the Index Return of -25% exceeds the protection of the Barrier, the Adjusted Index Return would equal the Index Return and result in an Adjusted Index Return of -25%. The Barrier provided no downside protection. $2,500 in Indexed Interest is deducted ($10,000 x -25%) and the Indexed Account Value would equal $7,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $7,400.

Example 3: In Example 3, the Index Return is positive so the Barrier does not apply, there is no Cap and the Participation Rate is 110%. The Adjusted Index Return equals the Index Return multiplied by the Participation Rate. Therefore, the Adjusted Index Return is equal to 22% (20% x 110% = 22%). $2,200 in Indexed Interest is credited ($10,000 x 22%) for an Indexed Account Value of $12,200 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $12,100.

Defined Terms

	FLOOR WITH CAP AND 100% PARTICIPATION RATE (1)		FLOOR WITH NO CAP AND 110% PARTICIPATION RATE
	Example 1	Example 2	Example 3
Base Value	$10,000	$10,000	$10,000
Beginning Index Value (2)	1,000	1,000	1,000
Ending Index Value (2)	950	750	1,200
Index Return (3)	-5%	-25%	20%
Cap Rate	NA	NA	NA
Participation Rate	100%	100%	110%
Floor	10%	10%	NA
Adjusted Index Return	-5%	-10%	22%
Amount Credited or Deducted	-$500	-$1,000	$2,200
Indexed Account Value	$9,500	$9,000	$12,200
Assuming Investment in an Indexed Account with Indexed Account Charge (4) (5)
Interest Term	1 Year	1 Year	1 Year
Indexed Account Charge	$100	$100	$100
Amount Credited or Deducted	-$600	-$1100	$2,100
Indexed Account Value	$9,400	$8,900	$12,100

(1)The Floor only applies if, at the end of the Interest Term, the Index Return is negative. See Example 1 and 2 under Buffer with Cap and Participation Rate shown above on how the Cap would work for this Crediting Method if the Index Return was positive.
(2)The Crediting Methods use Index Values on two dates to determine the amount of Indexed Interest to be credited: the beginning of an Interest Term and the end of an Interest Term. These are the Beginning Index Value and Ending Index Value.
(3)To determine the Index Return, we determine the net change in Index Value between the Beginning Index Value and the Ending Index Value and express it as a percentage.
(4)Certain Indexed Accounts have an Indexed Account Charge. It is calculated at the beginning of the Interest Term and deducted from the Indexed Account at the end of the Interest Term. It is equal to 1% and is calculated by taking the Base Value multiplying it by the Indexed Account Charge of 1% and further multiplying it by the years in the Interest Term.
(5)Currently, the Contract does not offer an Indexed Account with Indexed Account Charge using the Floor Crediting Method.

Example 1: In Example 1, the Index Return is negative so the Cap does not apply but the Floor does. Since the Index Return of -5% is negative but not lower than the Floor of 10%, the Adjusted Index Return would equal the Index Return of -5%. The Floor did not provide downside protection. $500 in Indexed Interest is deducted ($10,000 x -5%%) and the Indexed Account Value equals at $9,500 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $9,400.

Example 2: In Example 2, the Index Return is negative so the Cap does not apply but the Floor does. Since the Index Return of -25% exceeds the Floor, the Adjusted Index Return would equal the Floor of -10%. The Floor provided downside protection by limiting your loss. $1,000 in Indexed Interest is deducted ($10,000 x -10%) and the Indexed Account Value would equal $9,000 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $8,900.

Example 3: In Example 3, the Index Return is positive so the Floor does not apply, there is no Cap and the Participation Rate is 110%. The Adjusted Index Return equals the Index Return multiplied by the Participation Rate. Therefore, the Adjusted Index Return is equal to 22% (20% x 110% = 22%). $2,200 in Indexed Interest is credited ($10,000 x 22%) for an Indexed Account Value of $12,200 at the end of the Interest Term. If you are allocated to an Indexed Account with an Indexed Account Charge and 1 year Interest Term, the Indexed Account Value would be reduced by the $100 Indexed Account Charge ($10,000 x 1%) for an Indexed Account Value of $12,100.
RETURN LOCK
If you allocate Contract Value to an Indexed Account for an Interest Term, you may request to exercise the Return Lock feature at any time by notifying us prior to the end of the third to last Business Day of an Interest Term. You can also request the Return Lock feature to be triggered automatically by setting a target return for an Indexed Account Value. You may exercise the Return Lock feature only once during an Interest Term for each Indexed Account. The exercise of the Return Lock feature is irrevocable.
When you exercise the Return Lock feature, your Indexed Account Value for the remainder of the Interest Term will be “locked- in” at the Indexed Account Value (which includes any Indexed Account Charge) calculated at the end of the Business Day that immediately follows the Business Day on which we receive your request. The Indexed Account Value will remain equal to this value for the remainder of the Interest Term but is reduced by the amount of any withdrawals (and any applicable Surrender

Defined Terms
Charges and/or taxes) taken before the end of the current Interest Term. If you exercise the Return Lock feature, no Indexed Interest is credited at the end of the current Interest Term, regardless of whether the Indexed Interest would have been positive, negative or equal to zero. The Return Lock must be exercised for the full Indexed Account Value.

After you exercise the Return Lock feature, you will have the opportunity to transfer your “locked-in” Indexed Account Value at the end of each Interest Term Year remaining in the Interest Term. If you remain in your current Indexed Account for the remainder of the Interest Term, your “locked-in” Indexed Account Value will not increase for the remainder of that Interest Term, and you will forego any opportunity to invest in a new Indexed Account and earn Indexed Interest. For example, if you are invested in an Indexed Account with a six-year Interest Term, and you exercise the Return Lock feature on the first day of the second year of the Interest Term and choose not to transfer for the remainder of the Interest Term (i.e., you choose not to transfer your “locked-in” Indexed Account Value at the end of each Interest Term Year remaining in the Interest Term), your investment will not increase (or decrease) for five years.

If you exercise the Return Lock feature based on an Indexed Account Value that is higher than your Base Value at the beginning of the Interest Term, you will realize positive investment return with respect to that Indexed Account for that Interest Term (excluding the impact of any surrender charges or taxes if you take a withdrawal from that Indexed Account). If you exercise the Return Lock feature based on an Indexed Account Value that is lower than your Base Value at the beginning of the Interest Term, you will realize a negative investment return with respect to that Indexed Account for that Interest Term.

See the SAI for a description of how Interim Values are calculated. You may contact us at our Home Office to obtain your Interim Value for any Indexed Account to which you allocated Contract Value. However, this value fluctuates daily, and the current value quoted may differ from the actual value calculated at the time the request is exercised. See “Interim Value” under “Charges and Adjustments” for more information.

Requests to Exercise Return Lock. To exercise the Return Lock feature, you must submit a request to our Home Office. You may authorize someone else to make a request to exercise the Return Lock feature by telephone or Internet, if available, on your behalf. Symetra Life will not be liable for any failure to question or challenge such request as long as there is a valid authorization on record at Symetra Life. If we receive your request on a non-Business Day or after the close of a Business Day, your request will be deemed to be received on the next Business Day. For example, if we receive your Return Lock request on a Monday (assuming it is a Business Day) prior to the close of regular trading on the NYSE, the Indexed Account Value used will be calculated at the close of business on Tuesday (assuming it is a Business Day). If instead we received the request on Monday after the close of regular trading on the NYSE, we will treat this as being received on the next Business Day (Tuesday) and the Indexed Account Value used will be calculated at the close of business on Wednesday (assuming it is a Business Day).

Automatic Return Lock Requests. You, or someone you authorize, can also request the Return Lock feature to be triggered automatically by setting a target return for an Indexed Account Value through your account on our website. This is done by setting a specific target return percentage (e.g. 10.50%) for a selected Indexed Account. The target percentage must be positive and does not have a maximum. You should consider speaking with your financial professional before setting a target return.

Once a target return is reached, your Return Lock request will be submitted. We determine if a target return is reached by comparing the Indexed Account Value to the Base Value at the end of each Business Day. If the change in Indexed Account Value is greater than or equal to the target, a Return Lock request will be submitted on that Business Day and the Return Lock will be exercised on the next Business Day. Please note that the actual Return Lock value may be higher or lower than your target return due to any changes in the Indexed Account Value on that next Business Day.

For example, assume you set the target return for an Indexed Account at 10.50%. On Monday, your Indexed Account Value return at the end of the Business Day is 10.52%. On Tuesday, assuming it is a Business Day, we will execute the Return Lock using the Indexed Account Value for Tuesday (which will be your Return Lock Date). If the Indexed Account Value return determined at the end of the day on Tuesday is 10.48% then your Return Lock value will reflect a gain of 10.48% for the Indexed Account (assuming no withdrawals are taken).

You can change or cancel targets at any time prior to the Business Day the Return Lock is exercised. Targets automatically expire at the end of each Indexed Account’s Interest Term. You can also “over-ride” a target by requesting a manual Return Lock before the target is reached. Setting a target close to the current Indexed Account Value return may cause a Return Lock to occur soon after the target is set.

Please note the following important considerations related to the Return Lock feature:
•There may not be an optimal time to exercise the Return Lock feature during an Interest Term. It may be better for you if you do not exercise the Return Lock feature during an Interest Term. It is impossible to know with certainty whether or not the Return Lock feature should be exercised. Once the Return Lock feature has been exercised for an Indexed Account, at the end of the current or any subsequent Interest Term Year, any portion of the Indexed Account Value can be transferred to any other available Indexed Account, and begin a new Interest Term. We must receive notice of the transfer by the Transfer Notice Deadline. If you exercise the Return Lock feature and transfer the Indexed Account Value to another Indexed Account, no Indexed Interest will be credited to the Indexed Account from which the transfer was made.

Defined Terms
•You may exercise the Return Lock feature only once during an Interest Term for each Indexed Account. Once you exercise the Return Lock feature, it may not be revoked.
•The Return Lock feature must be exercised for the full amount of your Indexed Account Value.
•Even if the Index’s performance has been positive, it is possible that your Interim Value may have decreased at the time your Indexed Account Value gets locked in. Also, if the Index’s performance has been negative, it is possible that your Interim Value may have increased at the time your Indexed Account Value gets locked in.
•Although you may contact our Home Office to obtain your current Indexed Account Value, you will not know the Indexed Account Interim Value used in advance. This is because the value fluctuates daily, and we use the Indexed Account Value calculated at the end of the Business Day that immediately follows the Business Day on which we receive your request. The Indexed Account Value on the immediately following Business Day may be higher or lower than the Indexed Account Value on the Business Day that we received your request or that you last obtained it.
•After you exercise the Return Lock feature for an Indexed Account, your Indexed Account Value will not increase for any reason during the remainder of the Interest Term. You will not be credited Indexed Interest at the end of the Interest Term, regardless of whether the credited interest would have been positive, negative, or equal to zero.
•If you take a withdrawal during the remainder of the Interest Term after you exercise the Return Lock feature, your Indexed Account Value will be reduced.
•We will not provide advice or notify you regarding whether you should exercise the Return Lock feature or the optimal time for doing so. We will not warn you if you exercise the Return Lock feature at a sub-optimal time. We are not responsible for any losses related to your decision whether or not to exercise the Return Lock feature.
•After you exercise the Return Lock feature, if you instead remain in your current Indexed Account for the remainder of the Interest Term, your “locked-in” Indexed Account Value will not increase for the remainder of that Interest Term, and you will forego any opportunity to invest in a new Indexed Account and earn positive Indexed Interest.
•The earlier in an Interest Term that you exercise the Return Lock, the longer you will forego such opportunity. For example, if you are invested in an Indexed Account with a six-year Interest Term, and you exercise the Return Lock feature on the first day of the second year and choose not to transfer for the remainder of the Interest Term, your investment will not increase for five years.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes the information about the benefits available under the Contract.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Basic Death Benefit	To provide your Beneficiary with a payment upon your death.	Standard	None	•Only available during the Accumulation Phase •The Contract Value component may reflect Interim Value(s) •Withdrawals will reduce the death benefit, perhaps significantly •State variations may apply

Defined Terms

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Return Lock	Permits you to lock in the Interim Value of an Indexed Account prior to the end of an Interest Term	Standard	None
•Only available during the Accumulation Phase

•The entire Indexed Account Value must be locked in

•May only be exercised once during an Interest Term

•Exercise of the feature is irrevocable

•Locked in amount will be the Interim Value calculated at the end of the Business Day after the Business Day your request is received

•You will not know the Interim Value to be locked in prior to exercising the feature

•Locked in amount will not be credited with Indexed Interest at the end of the Interest Term

•Withdrawals (including applicable surrender charges, taxes, and tax penalties) will reduce the locked in amount dollar-for-dollar

Hospital and Nursing Home Waiver	Waives the surrender charge on withdrawals while you are confined in an eligible facility	Standard	None
•Only available during the Accumulation Phase

•Must be confined in an eligible facility

•Period of confinement must be at least 30 consecutive days

•Satisfactory proof of confinement must be provided

•If confinement existed on the Contract Date, you may not rely on this waiver until after the first Contract Year

•Withdrawals under the rider may be based on Interim Value(s), and may be subject to taxes, and tax penalties

•Withdrawals will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

•State variations may apply

Defined Terms

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Terminal Illness Waiver	Waives surrender charges on withdrawals while you are terminally ill	Standard	None
•Only available during the Accumulation Phase and after the first Contract Year

•Satisfactory proof of terminal illness must be received

•Terminal illness must be diagnosed after Contract Date

•Withdrawals under the rider may be based on Interim Value(s), and may be subject to taxes, and tax penalties

•Withdrawals will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

•State variations may apply

Repetitive Withdrawals	Permits automatic withdrawal of payments from the Contract Value on a monthly, quarterly, semi-annual, or annual basis	Standard	None
•Only available during the Accumulation Phase

•Minimum withdrawal amount is $500

•Withdrawals may be based on Interim Value(s), and may be subject to surrender charges, taxes and tax penalties

•Withdrawals will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

Free Withdrawal Amount	Permits withdrawal of a specific amount of the Contract Value each Interest Term Year during the first 6 Contract Years without incurring a surrender charge	Standard	None
•Only available during the Accumulation Phase

•Withdrawals of the free withdrawal amount may be based on Interim Value(s), and may be subject to taxes and tax penalties

•Withdrawals of the free withdrawal amounts will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

Indexed Accounts with Indexed Account Charge	Indexed Accounts with an Indexed Account Charge offer higher Caps or Participation Rates than similar Indexed Accounts without a charge	Optional	6% (as a percentage of the Indexed Account Base Value)
•The Indexed Account Charge will decrease your Contract earnings

•All or a portion of the charge is deducted if you make a full or partial withdrawal from an Indexed Account during an Interest Term, or exercise the Return Lock

DEATH DURING THE ACCUMULATION PHASE
If you die during the Accumulation Phase, the Contract provides for a death benefit equal to the greater of:

(a)Your Contract Value; or
(b)Your Purchase Payment reduced proportionately by the percentage reduction in the Indexed Account Values and the Fixed Account Value for each partial withdrawal, including the impact of any surrender charge deduction.

Defined Terms
If we permit the Contract to be assigned, or you designate someone else as Owner, the death benefit will be adjusted to equal the Contract Value as of the date of assignment or ownership change. If the death of the original Owner precedes the death of the new Owner and the Purchase Payment exceeds the Contract Value as of the date we receive proof of the original Owner’s death, the difference between the Purchase Payment and the Contract Value will be added to the Fixed Account on this date.

The death benefit will not be payable once the Income Phase begins under any circumstances. It will terminate on the Annuity Date without value. This means the death benefit will terminate without value when the Contract is annuitized. Also, even if you do not actively annuitize the Contract, when the Annuitant reaches the maximum annuitization age, the death benefit will terminate without value.

Death of Annuitant. If the Annuitant is not an Owner and the Annuitant dies before the Annuity Date, you must designate a new Annuitant. If no designation is made within 30 days after we are notified of the Annuitant’s death, the Owner (or oldest joint Owner) named in the application will become the Annuitant.

If this Contract is owned by a non-natural person (e.g., a corporation or a trust), the death of the Annuitant will be treated as the death of an Owner for purposes of the death benefit.
DUE PROOF OF DEATH
The amount of the death benefit is subject to fluctuation until we receive due proof of death. Most importantly, if the Contract is invested in at least one Indexed Account at the time that a death benefit becomes payable, the amount of the death benefit may decrease in value until we receive due proof of death. Thus, eligible recipients of the death benefit should notify us of an Owner’s death and provide us due proof of death as promptly as possible to limit the risk of a decline in the death benefit.

We will determine the amount of the death benefit upon receipt at our Home Office of due proof of death, which includes the following information:

•Proof of death acceptable to us, such as a certified copy of a death certificate;
•Written payment directions from at least one eligible recipient of the death benefit; and
•Any other documents, forms or information we may require.

The amount of the death benefit will include any interest required by state law.
TO WHOM THE DEATH BENEFIT IS PAID
Upon the death of a natural Owner during the Accumulation Phase, the death benefit is payable to the following:

•Surviving Owner; or if none, then
•Surviving primary Beneficiaries; or if none, then
•Surviving contingent Beneficiaries; or if none, then
•Estate of the last Owner to die.

For a Contract owned by a non-natural Owner, upon the death of the Annuitant during the Accumulation Phase, the death benefit is payable to the following:

•Surviving primary Beneficiaries; or if none, then
•Surviving contingent Beneficiaries; or if none, then
•The non-natural Owner.

If a person entitled to receive the death benefit dies before the death benefit is distributed, we will pay the death benefit to that person’s named beneficiary or, if none, to that person’s estate.
PAYMENT OPTIONS
Under a non-qualified Contract, the death benefit must be paid as:

a.A lump sum payment or series of withdrawals that are completed within five years from the date of death (ten years for qualified Contracts payable to certain beneficiaries, see below); or
b.Payments made over the Beneficiary’s life or life expectancy; or
c.Annuity Payments made over a person’s life or life expectancy. The life expectancy election must be made within 60 days from our receipt of proof of death. Annuity Payments must begin within one year from the date of death. Once Annuity Payments begin, they cannot be changed.

Under a qualified contract, the death benefit must generally be completed within ten years after the date of death unless payable to an “eligible designated beneficiary” as defined in the Code. Eligible designated beneficiaries include, spouses, minor children (until they reach the age of majority), beneficiaries who are disabled or chronically ill or individuals not more than 10 years younger than the original owner.

Defined Terms

Life and life expectancy payouts of death benefits may not satisfy required minimum distribution rules under qualified Contracts. If the death benefit is payable to the Owner’s estate, we will make a lump sum payment. Different death benefit elections may be available to certain Beneficiaries.

We will determine the value of the death benefit as of the Business Day on which we receive the Beneficiary’s election and all information we need to process the claim. If your Beneficiary chooses to make a series of withdrawals over time as provided in option (a) above, then the allocation of Contract Value among the Indexed Accounts and the Fixed Account will not change (unless an Indexed Account becomes unavailable, in which case Contract Value allocated to that Indexed Account will be automatically transferred to the Fixed Account). To the extent the Contract Value is allocated to an Indexed Account, the Beneficiary will be subject to the risk that the Contract Value will decrease in value.
SPOUSAL CONTINUATION
In limited circumstances, when the Owner dies, if the spouse of the deceased Owner is entitled to receive a death benefit, the spouse may have the option to continue the Contract instead. Under federal tax law, the spouse’s option to continue the Contract is contingent upon whether the deceased Owner and the spouse were legally married under applicable state law. See the section titled "Effect of Civil unions and Domestic Partnerships” for more information.

If the spouse chooses to continue the Contract, any remaining surrender charge period will be waived. If the spouse chooses to continue the Contract and if the death benefit exceeds the Contract Value, we will adjust the Contract Value to equal the death benefit as of the date we receive proof of death. Only one spousal continuation is permitted per Contract.
DEATH DURING THE INCOME PHASE
If an Owner dies during the Income Phase, then any amounts paid after the Owner’s death will depend on which annuity option was selected. If an Owner dies while annuity payments are being paid, we will pay the remaining annuity payments, if any, in accordance with that option. Under a qualified contract, the death benefit must generally be completed within ten years after the date of death unless payable to an “eligible designated beneficiary” as defined in the Code.

If the Annuitant is not an Owner and dies after the Annuity Date, then we will continue paying any remaining annuity payments to the Payee designated by the Owner. The remaining annuity payments will be distributed at least as rapidly as under the annuity option then in effect. See the section titled “Annuity Payments” for more information.

CHARGES AND ADJUSTMENTS

SURRENDER CHARGE
You may take partial withdrawals or surrender your Contract (i.e., take a full withdrawal) at any time during the Accumulation Phase. A surrender charge may be imposed when you take a partial or full withdrawal during the first six Contract Years. After the sixth Contract Year, there are no surrender charges under the Contract.

If a surrender charge applies to a withdrawal, the charge will be a percentage of the amount withdrawn in excess of your free withdrawal amount. See “Free Withdrawal Amount” for more information. If you take a partial withdrawal, we will deduct the surrender charge from the amount withdrawn unless you tell us to deduct the surrender charge from your remaining Contract Value. If your remaining Contract Value is not sufficient to pay the surrender charge, we will deduct the surrender charge from the amount withdrawn. If you take a full withdrawal, the surrender charge is calculated as part of your Cash Surrender Value.
The applicable surrender charge percentage will depend on the Contract Year during which the withdrawal is taken. The schedule below sets forth the surrender charge percentages under the Contract. The surrender charge schedule starts at 9% and declines until the seventh Contract Year when it reaches 0%.

Contract Year	1	2	3	4	5	6	7+
Surrender Charge (as a percentage of the amount withdrawn in excess of the free withdrawal amount)	9%	8%	7%	6%	5%	4%	0%

All withdrawals during the first six Contract Years are subject to surrender charges, except:

•withdrawals during a Contract Year that, in the aggregate, do not exceed the free withdrawal amount;
•repetitive withdrawals based on life expectancy;
•eligible hospital and nursing home withdrawals; and
•eligible terminal illness withdrawals.

If you request a withdrawal from an Indexed Account with an Indexed Account Charge during the surrender charge period that qualifies for a waiver of surrender charges, this waiver does not extend to the Indexed Account Charge. The Indexed Account Charge is not waived. See the section titled, “Indexed Account Charge.”

Defined Terms

Annuity payments and death benefits under the Contract are not subject to surrender charges.

Surrender charges are intended to compensate us for expenses incurred in connection with the promotion, sale, and distribution of the Contracts. We intend to use revenue generated from surrender charges for any legitimate corporate purpose.
FREE WITHDRAWAL AMOUNT
After the Allocation Date and before the end of the sixth Contract Year you may take withdrawals during each Interest Term Year up to the free withdrawal amount without the imposition of surrender charges. Any aggregate withdrawals in excess of your free withdrawal amount may be subject to surrender charges. After the sixth Contract Year, no surrender charge applies under the Contract.

We determine your free withdrawal amount at the beginning of each Interest Term Year. Your free withdrawal amount at the beginning of an Interest Term Year will be equal (in dollars) to the greater of:

(a)The free withdrawal percentage of 15% of the Contract Value as of the beginning of the current Interest Term Year. If you take more than one withdrawal in an Interest Term Year, the previous withdrawals during the Interest Term Year are taken into account to determine whether more than the free withdrawal percentage has been withdrawn in that Interest Term Year; or
(b)The accumulated interest earned in the Contract (net of any Indexed Account Charges) less any accumulated interest withdrawn previously as of the beginning of the current Interest Term Year.

Example of the Surrender Charge and the Free Withdrawal Amount
The example below illustrates how the surrender charge and the free withdrawal amount apply to the Contract.
Assume:

•You purchase the Contract with a Purchase Payment of $99,990. Prior to the Allocation Date, you earned $10 in interest through the Fixed Holding Account.
•On the Allocation Date, you allocated $100,000 (representing 100% of your Contract Value) to an Indexed Account with a one-year Interest Term and no Indexed Account Charge.
•You did not make any withdrawals from your Contract during your initial Interest Term.
•You did not exercise the Return Lock feature during your initial Interest Term.
•At the end of the Initial Interest Term, you earned 8% in positive Indexed Interest, increasing your Contract Value to $108,000.
•You did not transfer your Contract Value at the end of the initial Interest Term.
•During your second Contract Year and your second Interest Term, you take a partial withdrawal of $20,000 that is subject to a surrender charge.
•You instruct us to deduct the surrender charge from your remaining Contract Value rather than the amount withdrawn.

Then, assuming no additional facts:
•The applicable surrender charge is 8% (the surrender charge percentage for the second Contract Year).
•Your free withdrawal amount, calculated at the beginning of the second Interest Term, is $16,200 (the greater of 15% of your Contract Value ($108,000 x 0.15 = $16,200) or the accumulated interest earned in the Contract less any accumulated interest withdrawn previously as of the beginning of the current Interest Term Year ($8,010))
•The portion of the partial withdrawal subject to a surrender charge is $3,800. ($20,000 - $16,200 = $3,800)
•The surrender charge equals $304. ($3,800 x 0.08 = $304)
•Your Contract Value after the partial withdrawal and the surrender charge is $87,696. ($108,000 - ($20,000 + $304) = $87,696)
HOSPITAL AND NURSING HOME WAIVER
If approved in your state, there is no surrender charge on withdrawals you make while you are confined in a nursing home or a hospital for a period of at least 30 consecutive days or within 90 days of your release thereafter. If you were confined to a nursing home or hospital on the Contract Date, you are not eligible to rely on this waiver of surrender charges until after the first Contract Year. The 30-day requirement may be satisfied by confinement in a combination of eligible hospitals or eligible nursing homes. Separate periods of confinement, for the same or a related condition, with start dates that are no more than 30 days apart will be considered the same confinement. A new 30 consecutive day period will be applied for a confinement due to a new or non-related cause or to a confinement occurring more than 30 days from the most recent confinement for the same or related condition.

For you to rely on this waiver while you are confined, we may require proof of your confinement in an eligible nursing home or hospital, that your confinement has continued for 30 or more consecutive days, and that your confinement began after your Contract Date. For you to rely on this waiver after your release, we may require proof that you were confined to an eligible nursing home or hospital for at least 30 consecutive days, that your confinement began after your Contract Date, and that you were released within 90 days of your withdrawal request. Proof of confinement and release may include a billing statement from

Defined Terms
the eligible nursing home or hospital showing the dates of confinement and services rendered or a certification of confinement by an eligible attending physician of the Owner.

An eligible hospital includes any lawfully operated institution that is licensed as a hospital by the Joint Commission on Accreditation of Healthcare Organizations, or any lawfully operated institution that provides in-patient treatment under the direction of a staff of physicians and has 24-hour per day nursing services. An eligible nursing home is any facility licensed by the state that provides convalescent or chronic care for in-patients who, by reason of illness or infirmity, are unable to properly care for themselves. An eligible attending physician is any health care practitioner licensed, board certified or board eligible, who is qualified to practice in the area of medicine or in a specialty appropriate to treat the Owner’s condition or disease. It does not include the Owner or a member of the Owner’s family.

If the Contract is owned by a non-natural person, the confinement of the Annuitant in an eligible healthcare facility will be treated as confinement of the Owner for purposes of relying on this waiver.
TERMINAL ILLNESS WAIVER
If approved in your state and after the first Contract Year, there is no surrender charge on withdrawals that you make while you are terminally ill and not expected to live more than 12 months. For you to rely on this waiver, we must receive an eligible attending physician’s certification regarding your illness and life expectancy and stating that your illness was diagnosed after your Contract Date. Only an original Owner continuously listed since the Contract Date, or a spousal Beneficiary who continued the Contract, may rely on this waiver. If the Contract is owned by a non-natural person, the Annuitant will be treated as the Owner for purposes of determining eligibility.

An eligible attending physician is any health care practitioner licensed, board certified or board eligible, who is qualified to practice in the area of medicine or in a specialty appropriate to treat the Owner’s condition or disease. It does not include the Owner or a member of the Owner’s family.
DENIAL OF WAIVER CLAIMS
If we do not waive surrender charges for a hospital or nursing home confinement, or a terminal illness, we will notify you of the denial, and will not process the withdrawal until we have received confirmation from you to proceed with the withdrawal.
INDEXED ACCOUNT CHARGE
Certain Indexed Accounts in your Contract have an Indexed Account Charge. If an Indexed Account has such a charge it is reflected in the name of the Indexed Account. Not all Indexed Accounts have an Indexed Account Charge. Electing to allocate funds to an Indexed Account with an Indexed Account Charge offers the potential of increased Indexed Interest from a higher Cap or a higher Participation Rate for the Interest Term.

The Indexed Account Charge is an amount deducted from the Indexed Account for each Interest Term. The Indexed Account Charge rate will not change during the life of your Contract. The current Indexed Account Charge rate is 1% per Interest Term year. We calculate the amount of the Indexed Account Charge at the beginning of each Interest Term. The amount of the charge is equal to the Base Value of the Indexed Account multiplied by the Indexed Account Charge rate and further multiplied by the number of years in the Interest Term. For example, if the Indexed Account Base Value on the first day of the Interest Term is $10,000 and the length of the Interest Term is two years the Indexed Account Charge equals $200. This is arrived at by multiplying the Base Value of $10,000 by the charge rate of 1% and further multiplying by 2, the number of years in the Interest Term.

The Indexed Account Charge is calculated at the beginning of each Interest Term and deducted from the Indexed Account at the end of the Interest Term. During the Interest Term, other than on the first day, the amount of the Indexed Account Charge is subtracted from the Interim Value to arrive at the Indexed Account Value. It is important to understand that while the amount of the charge is subtracted from the Indexed Account’s Interim Value daily the amount of the Indexed Account Charge is not deducted from the Indexed Account until the last day of the Interest Term after Indexed Interest, if any, is credited. For example at the end of an Interest Term we determine the amount of Indexed Interest credited to the Indexed Account which may be positive, negative, or equal to zero and apply any credit or deduction. If you are allocated to an Indexed Account with an Indexed Account Charge, we then reduce the Indexed Account Value by the Indexed Account Charge. See “Crediting Method Examples” for more information.

If you make a full withdrawal from an Indexed Account with an Indexed Account Charge during the Interest Term, the amount of the charge is deducted at the time of the withdrawal. The amount of the charge deducted is the amount of the charge for the full Interest Term. The charge amount is not pro-rated for a portion of the Interest Term. You assume the risk that if you withdraw the full amount in an Indexed Account with an Indexed Account Charge during the Interest Term, you will not earn any Indexed Interest but will incur the charge for the full Interest Term.

If you make a partial withdrawal from an Indexed Account with an Indexed Account Charge during the Interest Term, the amount of the Indexed Account Charge is adjusted proportionally by the percentage that the partial withdrawal reduced the Indexed

Defined Terms
Account Value. This reduced Indexed Account Charge amount is deducted from the Indexed Account on the last day of the Interest Term after Indexed Interest, if any, is credited.

If you exercise the Return Lock feature for an Indexed Account with an Indexed Account Charge, the Indexed Account Charge amount is included in the Indexed Account Value that is locked in and therefore no Indexed Account Charge will be deducted from the Indexed Account at the end of the current Interest Term.

You may request a withdrawal from an Indexed Account with an Indexed Account Charge during the surrender charge period that qualifies for a waiver of surrender charges. If this withdrawal will not be assessed a surrender charge this waiver does not extend to the Indexed Account Charge. The Indexed Account Charge is assessed in the same way as explained above for either a full or partial withdrawal. See the section titled, “Surrender Charge” for a detailed explanation on the waiver of surrender charges.

If funds are allocated to an Indexed Account with an Indexed Account Charge but Indexed Interest for a given Interest Term does not exceed the amount which would have been credited without the higher Cap or higher Participation Rate, the Indexed Account Charge is not refunded. The Indexed Account Charge is not refunded if the Indexed Interest is negative for the Indexed Account for a given Interest Term. This means: (i) You bear the risk that amounts you have allocated to Indexed Accounts with a charge will never be credited with a greater amount of positive Indexed Interest than a similar Indexed Account without a charge; and (ii) You assume the risk that funds allocated to an Indexed Account with an Indexed Account Charge will not be refunded regardless of the amount of Indexed Interest, positive or negative, credited to the Indexed Account.

We do not refund any fees regardless of the amount of Indexed Interest, positive or negative, credited to the Indexed Account.

See the section titled, “Risk of Loss Related to Fees and Surrender Charges” under “Principal Risks of Investing in the Contract.”
INTERIM VALUE
If you choose to allocate amounts to an Indexed Account, Indexed Interest will not be credited to your Contract Value until the end of the Interest Term. On each Business Day of the Interest Term, other than the first and last day, we determine the Indexed Account Value for each Indexed Account by calculating its Interim Value. The Interim Value is the value of the Indexed Account, excluding any applicable Indexed Account Charges, between the first and last day of the Interest Term. The Interim Value may change each Business Day and this change may be either positive or negative.

This means that amounts withdrawn prior to the end of an Interest Term will not be credited with Indexed Interest. This includes Contract Value applied to pay a death benefit or to an annuity payout option. Except for the first and last Business Day of an Interest Term, your Indexed Account Value is largely based on your Interim Value and is the amount available for withdrawals, surrenders, annuitization and death benefits. The Interim Value is also used if you exercise the Return Lock feature. Any of these transactions, if taken from the Indexed Accounts during an Interest Term, will be based on the Interim Values of the Indexed Accounts.

Even if the Index’s performance has been positive, it is possible that your Interim Value may have decreased at the time your Indexed Account Value gets locked in. Also, if the Index’s performance has been negative, it is possible that your Interim Value may have increased at the time your Indexed Account Value gets locked in.

You may contact our Home Office to obtain your current Indexed Account Value, you will not know the Indexed Account Interim Value used in advance. This is because the Interim Value fluctuates daily, and we use the Indexed Account Value calculated at the end of the Business Day that immediately follows the Business Day on which we receive your request. The Indexed Account Value on the immediately following Business Day may be higher or lower than the Indexed Account Value on the Business Day that we received your request or that you last obtained.

If you withdraw Contract Value allocated to an Indexed Account prior to the end of an Interest Term (including through a repetitive withdrawal), the withdrawal will reduce the Interim Value of the Indexed Account on a dollar-for-dollar basis. If you are invested in an Indexed Account with an Indexed Account Charge and make a full withdrawal from the Indexed Account, the full amount of the charge will be deducted from the Interim Value. A withdrawal will also cause a reduction (perhaps significant reduction) to your Base Value. When you take such a withdrawal, your Base Value will be immediately reduced in a proportion equal to the reduction in your Indexed Account Value, which will be the Interim Value. A proportional reduction could be larger than the dollar amount of your withdrawal. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term. Reductions will also impact the death benefit available for your Beneficiaries. Once your Base Value is reduced due to a withdrawal, there is no way under the Contract to increase your Base Value during the remainder of the Interest Term. See “Impact of Withdrawals from Indexed Accounts” for additional information about how withdrawals affect your Indexed Account Values.

Interim Value Calculation. We calculate the Interim Value at the end of each Business Day. The calculation is based on a formula not directly tied to the value of the Index but rather by determining the value of hypothetical investments and derivatives

Defined Terms
that we may or may not actually hold. This means that even if the Index Return has increased, it is possible that the Interim Value may not have increased. The calculation includes the Index Return from the beginning of the Interest Term to the Interim Value date, is calculated separately for each Indexed Account, and is calculated differently depending on the Crediting Method chosen. For more information and to see how we calculate the Interim Value, see the SAI.

The Interim Value calculation is not a fee or charge that is provided in consideration for any specific Contract features. The Interim Value is related to the value of the hypothetical investments and derivative assets we may or may not hold to replicate the value of our financial obligations under the Contract. The Interim Value calculation shifts risk from us to you, protecting us from declines in value on those investments and derivative assets when amounts are withdrawn or otherwise removed from an Indexed Account prior to end of an Interest Term.

The Interim Value may be less than the Indexed Account Value even when the Index Return is positive. This is due to, among other factors, market inputs for volatilities, interest rates and dividends. The implied return for the Interim Value is expected to be less than the Index Return on any Business Day. This is due to, among other factors, the fact that there would otherwise be the possibility of a lower value or loss if the Indexed Account was naturally left to the end of the Interest Term. You should consider the risk that the Interim Value could be less than your original investment even when the applicable Index is performing positively. In extreme circumstances, you could lose up to 100% of your Contract Value allocated to an Indexed Account due to a negative Interim Value calculation if you make a withdrawal from the Indexed Account prior to the end of the Interest Term. This maximum loss would only occur if there is a total surrender of the Indexed Account Value during the Interest Term at a time when the Index Value has declined to zero.

PREMIUM TAXES
States and other governmental entities (e.g., municipalities) may charge premium taxes. These taxes generally range from 0% to 3.5%, depending on the state, and are subject to change. Some states charge for these taxes at the time the Purchase Payment is made. In this case, Purchase Payment, as discussed in this prospectus, may reflect a deduction for the premium tax. Other states charge for these taxes when annuity payments begin. We may make a deduction from your Contract for the payment of the premium taxes assessed in connection with your Contract as stated in your Contract.

INCOME OR OTHER TAXES
Currently we do not pay income or other taxes on earnings attributable to your Contract. However, if we ever incur such taxes, we reserve the right to deduct them from your Contract. If we choose to deduct these income or other taxes, we will notify you in writing.

COMMISSIONS PAID TO BROKER DEALERS
Broker-dealers typically share a portion of the commissions they receive with their registered representatives who solicited sales of the Contracts, depending on the agreement between the broker-dealer and the registered representative. If you would like information about what your registered representative and such representative’s broker-dealer received in connection with your Contract, please ask your registered representative.

We generally pay the broker-dealers who sell our Contracts on a commission basis. The commissions are calculated as a percentage of the Purchase Payment invested in the Contract. A broker-dealer can elect to receive commissions at a lower rate on the Purchase Payment when paid but then receive a periodic asset-based commission (based on average Contract Value) beginning after the first Contract Year and continuing for so long as the Contract remains in effect. The amount and timing of the commission payments will differ depending on the agreement between us and the broker-dealer and the broker-dealer’s election, but the commission is not expected to be more than 6.5% of the Purchase Payment, and the periodic asset-based commission is not expected to be more than 1% annually of the average Contract Value. We also pay a commission to your broker-dealer if after you purchase your Contract you choose to receive your Contract Value in the form of an annuity option. We pay a commission of up to 1.25% of the Contract Value applied to purchase a fixed annuitization option. In addition, allowances, and bonuses may be paid to broker-dealers and/or other distributors of the Contracts, and we may also provide non-cash compensation, including conferences and seminars, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events. A bonus dependent upon persistency is one type of bonus that may be paid.

THE ANNUITY CONTRACT

This prospectus describes the Contract. The Contract is an agreement between Symetra Life and you, the Owner. The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. Under the Contract we promise to pay an income in the form of annuity payments, beginning on a date that you select. A death benefit may also become payable upon your death. All payments under the Contract are subject to the terms and conditions described in this prospectus.

During the Accumulation Phase, you may access your money under the Contract by taking withdrawals of your Contract Value. Withdrawals may be subject to surrender charges and taxes payable by us and not previously deducted. During the Income Phase, we pay guaranteed income in the form of annuity payments. The Contract also has a death benefit that may become payable during the Accumulation Phase. The death benefit is not payable during the Income Phase.

Defined Terms

The Contract is available as a non-qualified contract, which will provide you with certain tax deferral features under the Code. The Contract is also available as a qualified contract as either an IRA or a Roth IRA. If you purchase the Contract as a qualified contract, the Contract will not provide you tax deferral benefits in addition to those already provided by your IRA or Roth IRA.
OWNER
You, as the Owner, may exercise all ownership rights under the Contract. The Contract must be issued prior to the Owner reaching age 81 (the “maximum issue age”). If your birthday falls between the date of your Contract application and the Contract Date, we will issue the Contract based upon your age as of the application date, if requested by you and subject to state regulations.

Joint Owners: A non-qualified Contract can be owned by joint Owners. Each joint Owner has equal ownership rights and must exercise those rights jointly, unless both Owners direct us otherwise in writing. Only two Owners are allowed per Contract. If the Contract is owned by joint Owners, the signatures of both Owners are needed to exercise rights under the Contract, unless we are directed otherwise by both joint Owners in writing. An Owner who is a non-natural person (e.g., a corporation or trust) may not name a joint Owner.
CHANGES TO OWNERSHIP
You may request to change the Owner or joint Owner of a non-qualified Contract by sending us a signed and dated request. To the extent allowed by state law, we reserve the right to refuse our consent to any change in Owner at any time on a nondiscriminatory basis if the change in ownership would violate or result in noncompliance with any applicable state or federal law or regulation. We will not be bound by a change in ownership until we acknowledge it. If you designate someone else as Owner, that person must not have been older than the maximum issue age as of the Contract Date. Unless you specify otherwise, a change in ownership is effective as of the date you signed the notice of change. However, we are not responsible for any legitimate actions that we take under the Contract (including payments) prior to receiving the notice. If you designate someone else as Owner, the potential death benefit will be adjusted. See the section titled "”Benefits Available Under the Contract.”

Use care when naming joint Owners and making changes to the ownership of your Contract. Consult your financial professional if you have questions.
ANNUITANT
You initially name the Annuitant and any joint Annuitant on your Contract application. This designation may be changed at any time prior to the Annuity Date by sending us a signed and dated written request. However, if the Contract is owned by a non- natural person (e.g., a corporation or trust), the Annuitant(s) may not be changed. Unless you specify otherwise, a change in Annuitant is effective as of the date you signed the notice of change. However, we are not responsible for any legitimate actions that we take under the Contract (including payments) prior to receiving the notice.

If you designate someone else as Annuitant, that person must not be older than the maximum issue age on the Contract Date, and cannot exceed the maximum annuitization age when Annuity Payments begin.

Only two Annuitants are allowed per Contract. Each Annuitant must be no older than the maximum issue age as of the Contract Date. The Income Phase must begin prior to the Annuitant reaching age 96. If there are joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Date.
BENEFICIARY
The Beneficiary is the person(s) or entity (or entities) entitled to receive any death benefit paid under the Contract, as described in the section titled “Benefits Available Under the Contract”. You initially name the Beneficiary (or Beneficiaries) on your Contract application and you may change a Beneficiary at any time by sending us a signed and dated written request. If you have designated a Beneficiary as irrevocable, the Beneficiary must consent in writing to any change. A new Beneficiary designation revokes any prior designation and is effective when signed by you. We are not responsible for the validity of any Beneficiary designation or for any legitimate actions we may take under the Contract (including payments) prior to receiving a request to change a Beneficiary. After your death, the Beneficiary has the right to receive any death benefit payable under the Contract or to change the Payee for remaining annuity payments. Beneficiaries should notify us of your death as promptly as possible.
ASSIGNMENT
To the extent allowed by state law, we reserve the right to refuse our consent to any assignment at any time on a nondiscriminatory basis if the assignment would violate or result in noncompliance with any applicable state or federal law or regulation. You may request to assign or transfer your rights under the Contract by sending us a signed and dated request. We will not be bound by an assignment until we acknowledge it. If you assign your benefits, the death benefit amount may be adjusted. See the section titled “Benefits Available Under the Contract”.

Unless you specify otherwise, an assignment or transfer is effective as of the date you signed the notice of change. However, we are not responsible for any legitimate actions (including payments) that we take under the Contract prior to receiving the notice.

Defined Terms
We are not responsible for the validity of any assignment or transfer. To the extent allowed by law, payments under the Contract are not subject to legal process for the claims of creditors.

A qualified Contract may not be assigned except as permitted by the Code.
MINIMUM VALUE REQUIREMENTS
If, after taking a withdrawal, the remaining Contract value would be less than the minimum Contract Value (if any) stated in your Contract, you will be forced to withdrawal the entire remaining Contract Value and your Contract will terminate. However, negative investment performance alone will not cause a forced withdrawal.
EXCHANGES
A registered representative may have a financial incentive to offer you a new contract in the place of one you already own. You should carefully consider whether an exchange is appropriate for you by comparing the features and other guarantees that are provided by the contract you currently own to the benefits and guarantees provided by the new contract being offered. You should also compare the fees and charges of your current contract to the new contract being offered as they may be higher than your current contract.
GENERAL ACCOUNT
The General Account is made up of all of Symetra Life’s assets, including the Fixed Holding Account, the Fixed Account and Separate Account RINA. It does not include Separate Account RITX or any other Symetra Life separate accounts. Symetra Life exercises sole discretion over the investment of General Account assets and bears the associated investment risk. You will not share in the investment experience of General Account assets. The General Account invests its assets in accordance with state insurance law. All of the assets of the General Account are chargeable with the claims of any of our contract owners as well as our creditors and are subject to the liabilities arising from any of our other business.

ANNUITY PAYMENTS

INCOME PHASE
If your Contract enters the Income Phase, we will make annuity payments to the Payee(s) based on the annuity option that you select. Each annuity option is based on the life of at least one Annuitant. The value of the annuity payments that we make will depend in part on your Contract Value on the Annuity Date, which may include Interim Values of the Indexed Account if annuitization occurs during a Term. See the section “Interim Value” under “Charges and Adjustments.”

As of the Annuity Date, the only payments that we will make under the Contract are annuity payments (or a lump sum payment). It will not be possible to take withdrawals and the death benefit will not be payable upon death. Once your Contract enters the Income Phase, you cannot switch back to the Accumulation Phase.

You may elect to begin the Income Phase at any time after your second Contract Year begins. To start the Income Phase, you must notify us in writing at our Home Office at least 30 days prior to the date that Annuity Payments are to begin. The Annuity Date will be the date that we receive your written notice to commence Annuity Payments. The latest possible Annuity Date is the day before an Annuitant’s (or oldest Annuitant’s) 96th birthday, or earlier if required by law or the terms of a retirement plan for a qualified Contract. If the Income Phase has not begun by that time, it will begin automatically. We will send notice to you prior to the scheduled Annuity Date and request that you verify all the information that we currently have on file.

You name the Annuitant(s) in your Contract application and name the Payee(s) when you elect to begin the Income Phase. You may change a Payee or an Annuitant at any time prior to the Annuity Date by submitting a written request to our Home Office. You may elect and change the annuity option at any time prior to the Annuity Date by submitting an election form to our Home Office. The election form may be obtained through a written request, by phone, or by downloading the form from our website. After the Annuity Date, no such changes will be permitted.

If you transfer the right to receive annuity payments to someone else, there may be gift and income tax consequences. If premium taxes are required by state law, these taxes will be deducted from your Contract Value before the annuity payments are calculated.
ANNUITY PAYMENTS
You may choose one of the annuity options listed below or any other option you want and that we agree to provide. Each annuity option listed below is a life annuity option. This means that the number of annuity payments a Payee receives depends, at least in part, on how long an Annuitant lives. For Contracts with two Annuitants, only the joint-life annuity options may be elected from the list below.

We use the Annuity Reserve 2012 mortality table with mortality improvement scale G2, with age setback of five years to determine the amount of your annuity payments under all life annuity options. The table factors in an assumed effective interest rate of 1%. The amount of each annuity payment depends on many factors including the guarantees, if any, under the annuity

Defined Terms
option you choose, the frequency of annuity payments, the Annuitant’s age at the time you switch to the Income Phase, and, under some Contracts, the Annuitant’s sex.

The available annuity options are as follows:

Life Annuity. The Payee receives annuity payments as long as the Annuitant is living. Annuity payments stop when the Annuitant dies. There is no minimum number of payments with this option.

Life Annuity with Guaranteed Period. The Payee receives annuity payments for the longer of the Annuitant’s life or a guaranteed period of five or more years as selected by you and agreed to by us. The amount of the annuity payments may be affected by the length of the guaranteed period you select. A shorter guaranteed period will result in higher annuity payments during the Annuitant’s life and fewer or no remaining guaranteed payments to the Payee. A longer guaranteed period will result in lower annuity payments. If the Annuitant dies before the guaranteed payments have been made, the remaining payments will be made to the Payee. Annuity payments stop on the later of the date the Annuitant dies or the date the last guaranteed payment is made.

Joint and Survivor Life Annuity. The Payee receives annuity payments as long as either Annuitant is living. After either Annuitant dies, the Payee receives a specified percentage of each annuity payment as long as the other Annuitant is living. You name the joint Annuitant, Payee and payment percentages at the time you elect this option. Choosing lower percentages to be paid after the death of either Annuitant results in higher payments while both Annuitants are living. Annuity payments stop the later of the date the Annuitant dies or the date the joint Annuitant dies.

Joint and Survivor Life Annuity with Guaranteed Period. The Payee receives annuity payments for the longer of the Annuitant’s life, the joint Annuitant’s life or a guaranteed period of five or more years, as selected by you and agreed to by us. The full benefit amount will continue to be paid to the Payee until the later of the first death of either the Annuitant or joint Annuitant and the end of the guaranteed period. If only one Annuitant is alive when the guaranteed period ends, a percentage of the payment amount will continue to be paid to the Payee. You name the joint Annuitant, Payee and payment percentages at the time you elect this option. The joint Annuitant and payment percentages cannot be changed once the Income Phase begins. Choosing lower percentages to be paid after the death of either Annuitant results in higher payments while both Annuitants are living. Annuity payments stop on the later of the date the Annuitant dies, the joint Annuitant dies or the date the last guaranteed payment is made.

If you do not choose an annuity option at least 30 days before the latest possible Annuity Date, we will make annuity payments under the Life Annuity with Guaranteed Period annuity option, using a guaranteed period of 10 years unless a shorter period is otherwise required by law.

If your Contract is a qualified Contract, not all of the payment options will satisfy required minimum distribution rules, particularly as those rules apply to your beneficiary after your death. For owners who die after January 1, 2020 any designated beneficiary who is not an “eligible designated beneficiary” must generally withdraw the account value within ten years after the calendar year of the date of death. Consult a tax professional before electing a payout option.

You may choose to have annuity payments made on a monthly, quarterly, semi-annual or annual basis. If state law allows, we may choose to distribute your Contract Value in a lump sum if it is equal to or less than $2,000 or monthly annuity payments would be less than $20. We also reserve the right to change the payment frequency if payment amounts would be less than
$250. You may elect to have payments delivered by mail or electronically transferred to a bank account.

Proof of Age or Sex. We may require proof of age or, if permitted by state law, sex before beginning annuity payments under any annuity option based on life or life expectancy. If the age or, if permitted by state law, sex of any Annuitant has been misstated, annuity payments will be based on the corrected information. Underpayments will be made up in a lump sum with the next scheduled payment. Overpayments will be deducted from future payments until the total is repaid. We will credit interest on underpayments but will not charge interest on overpayments. We may require evidence satisfactory to us that an Annuitant is living before we make any payment.

TRANSFERS

TRANSFER REQUESTS
At the end of each Interest Term or if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year, you may elect to transfer your Contract Value between the Fixed Account and any Indexed Account(s) and between Indexed Account(s) and begin a new Interest Term.

Transfers made at the end of the Interest Term will be effective at the end of the Interest Term after any applicable Indexed Interest is credited. Transfers made at the end of an Interest Term Year, which are only available if you exercise the Return Lock feature, will be effective at the end of the Interest Term Year. If we do not receive a transfer request from you by the Transfer Notice Deadline, your allocations will remain the same and no transfers will occur. If an Indexed Account in which you are

Defined Terms
invested is no longer offered and we do not receive a transfer request, any amount in that Indexed Account will be transferred to the Fixed Account. The Transfer Notice Deadline is:
•For the Fixed Account, two Business Days prior to the end of the Interest Term.
•For an Indexed Account, two Business Days prior to the end of the Interest Term if the Return Lock feature has not been exercised for that Indexed Account.
•If the Return Lock feature has been exercised for that Indexed Account during that Interest Term, two Business Days prior to the end of any Interest Term Year following the exercise of the Return Lock feature.
The amount of Contract Value allocated to an Indexed Account at the beginning of an Interest Term must be at least $2,000. If any transfer or Indexed Account Charge reduces an Indexed Account Value to less than $2,000, the entire amount remaining in that Indexed Account will be automatically transferred to the Fixed Account. We will reject any transfer request to the extent that it would result in less than $2,000 being allocated under your Contract to the Indexed Account receiving the reallocated Contract Value.

Transfer requests may be submitted in writing to our Home Office and must be signed by the Owner. At our discretion, we may accept transfer requests by telephone or, if available, by Internet.

If we receive your request on a non-Business Day or after the close of a Business Day, your request will be deemed to be received on the next Business Day. In addition, your transfer request will not be deemed to be received until it is in good order. A transfer request will be in good order if it contains all the information necessary to process the transaction.

If we are permitting transfers by telephone, such transfers will be accepted if we have a valid authorization for your Contract on record. You may authorize someone else to make transfers by telephone or Internet, if available, on your behalf. Symetra Life will not be liable for any failure to question or challenge such request for transfer as long as there is a valid signed authorization on record at Symetra Life. For telephone requests, your request will be deemed to be received on the date that the transfer request is accepted by us over the telephone.

If we are permitting transfers by Internet, such transfers will be accepted if you provide us with certain identification information, such as a password or personal identification information. We will not accept transfer requests sent by e-mail. Transfer requests that you send electronically through the Internet are considered to be received by us at the time and date stated on the electronic acknowledgment that we return to you. If you do not receive an electronic acknowledgment, you should telephone us as soon as possible.

Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal identification information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transfers by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.
AUTOMATIC TRANSFER FROM AN INDEXED ACCOUNT TO THE FIXED ACCOUNT
We reserve the right to remove Indexed Accounts for future Interest Terms. If you are invested in an Indexed Account during an Interest Term and we decide not to offer that Indexed Account for the next Interest Term, you must submit a timely transfer request to us prior to the end of the Interest Term instructing us how to transfer your Contract Value. If you fail to do so, we will automatically transfer the entire amount of your Contract Value allocated to that Indexed Account to the Fixed Account at the end of the Interest Term. That portion of your Contract Value and any interest earned thereon will remain in the Fixed Account for the duration of the Interest Term unless otherwise withdrawn.

REBALANCING
After each Interest Term, the investment performance of the Indexes may cause the percentage of your Contract Value allocated among the Indexed Accounts and the Fixed Account to change from your original allocations. If all of the Indexed Accounts and the Fixed Account that you initially allocated to have the same Interest Term length, you may elect the rebalancing feature of the Contract. If you make this election, at the end of each Interest Term we will automatically transfer your Contract Value according to your original allocation percentages or any other predetermined allocation percentages provided by you.

Rebalancing will continue at the end of each Interest Term until you instruct us to stop or you allocate funds to an Indexed Account that you did not allocated to when you purchased your Contract. If you would like to stop using rebalancing, we must receive a request (either a new transfer request, or a request to terminate rebalancing) at least two Business Days prior to the end of the Interest Term. Once stopped, rebalancing cannot be re-elected.

In addition, if you elect rebalancing, your rebalancing instructions will be automatically terminated in two circumstances. First, your rebalancing instructions will be terminated if an Indexed Account to which your Contract Value would be allocated is no longer available. Second, your rebalancing instructions will be terminated if the accounts you are allocated to no longer have the same Interest Term length. If your rebalancing instructions are automatically terminated, you may re-elect rebalancing, if you meet all requirements, by submitting new instructions to our Home Office.

Defined Terms

ACCESS TO YOUR MONEY DURING THE ACCUMULATION PHASE

TYPES OF WITHDRAWALS
The money under your Contract may be accessed in the following ways during the Accumulation Phase:

•by taking partial withdrawals (including repetitive withdrawals, a form of systematic partial withdrawals); and
•by taking a full withdrawal (i.e., surrendering your Contract).

Your Contract Value and Base Value will decline whenever you take partial withdrawals. If you take a partial withdrawal and, immediately after the withdrawal, your Contract Value would be less than $2,000, we will instead pay you the Cash Surrender Value and terminate your Contract. If you take a full withdrawal, we will pay you the Cash Surrender Value and terminate your Contract. You may not take withdrawals greater than your Cash Surrender Value.

Partial withdrawals and full withdrawals may be subject to surrender charges. See the section titled “Surrender Charge” for more information about surrender charges. Repetitive withdrawals that are based on life expectancy are not subject to surrender charges. In addition, eligible withdrawals under the hospital and nursing home waiver or the terminal illness waiver are not subject to surrender charges.

All withdrawals are subject to any applicable taxes payable by us and not previously deducted. Withdrawals are not possible during the Income Phase.
PARTIAL WITHDRAWALS
During the Accumulation Phase, you can make partial withdrawals from your Contract Value at any time by sending a signed request to our Home Office. The withdrawal request must be accompanied with all the information we need to process it.

Unless you tell us otherwise, partial withdrawals will be taken proportionately from the Fixed Account and Indexed Accounts based on how your Contract Value is allocated by percentage. Partial withdrawals must be at least $500. If your Contract Value is less than $500, you may only surrender the Contract for the Cash Surrender Value.

As part of your withdrawal request, you may indicate the Business Day on which you would like to take the withdrawal, including if you would like to take the withdrawal at the end of the current Interest Term. If you indicate the Business Day on which your withdrawal should be taken, we must receive your withdrawal request in good order no later than the close of the Business Day on which you wish to take the withdrawal. If you do not indicate the Business Day on which to take the withdrawal, your withdrawal will be taken on the Business Day that we receive your request. If we receive your request in good order on a non- Business Day or after the close of a Business Day, it will be deemed to be received on the next Business Day.

Partial withdrawals taken from an Indexed Account may negatively impact (perhaps significantly) your Indexed Account Value for the remainder of the Interest Term. See the sections titled “Impact of Withdrawals from Indexed Accounts”
and “Interim Value” under “Charges and Adjustments.” Partial withdrawals from an Indexed Account may also negatively impact (perhaps significantly) the Indexed Account Values that you may lock-in with the Return Lock feature. See the section titled “Return Lock.”
FULL WITHDRAWALS
You can take a full withdrawal (i.e., surrender your Contract for its Cash Surrender Value) at any time during the Accumulation Phase by sending a signed request to our Home Office in good order. A surrender request will be in good order if it contains all the information necessary to process the transaction. All benefits under the Contract will be terminated as of the Business Day that we receive your surrender request. The Cash Surrender Value will be as of the Business Day that we process the transaction. We will pay you the Cash Surrender Value within seven calendar days thereof.

As part of your withdrawal request, you may indicate the Business Day on which you would like to take the withdrawal, including if you would like to take the withdrawal at the end of the current Interest Term. If you indicate the Business Day on which your withdrawal should be taken, we must receive your withdrawal request in good order no later than the close of the Business Day on which you wish to take the withdrawal. If you do not indicate the Business Day on which to take the withdrawal, your withdrawal will be taken on the Business Day that we receive your request. If we receive your request in good order on a non- Business Day or after the close of a Business Day, it will be deemed to be received on the next Business Day.
REPETITIVE WITHDRAWALS (A FORM OF SYSTEMATIC PARTIAL WITHDRAWALS)
Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or a fixed percentage of Contract Value on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each repetitive withdrawal is $500. You may request repetitive withdrawals by completing the appropriate form and sending it to our Home Office. Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy minimum distribution requirements of qualified Contracts. To do this they must be set up as a series of substantially equal withdrawals made at least annually and based on:

Defined Terms

•your life expectancy; or
•the joint life expectancy of you and your Beneficiary.

Repetitive withdrawals based on life expectancy are intended to deplete your Contract Value over the life expectancy through withdrawals that are substantially equal (as outlined in IRS guidance). To begin repetitive withdrawals based on life expectancy, you must verify your age in order for us to calculate the monthly, quarterly, semi-annual or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Contract Value by the life expectancy of the Owner as determined by using the IRS single-life life expectancy table or for IRA required minimum distributions, the appropriate IRS table. If repetitive withdrawals are based on joint-life life expectancy, we divide the Contract Value by the joint- life expectancy of the Owner and the Beneficiary by using the IRS joint-life life expectancy table or for IRA required minimum distributions, the appropriate IRS table.

Example: Assume that the Contract Value is equal to $100,000 and the Owner requests repetitive withdrawals based on life expectancy and is age 55. Based on the IRS single-life table, the life expectancy of an Owner age 55 is 29.6 years. The first repetitive withdrawal amount is equal to $100,000 divided by 29.6 which equals an annual payment of $3,378.38.

Assume that in one year, when the Owner is age 56, the Contract Value is equal to $101,453. The life expectancy of the Owner is 28.7 years. The repetitive withdrawal amount is equal to $101,453 divided by 28.7 which equals an annual payment of $3,534.95.

Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for taking withdrawals prior to age 59½. If you take additional withdrawals or otherwise modify or stop these repetitive withdrawals, a surrender charge may apply and there may be tax consequences and penalties. You should talk to your tax professional for more information on taking repetitive withdrawals to avoid the 10% tax penalty. If you make repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to random withdrawals may also apply to repetitive withdrawals. Repetitive withdrawals that are not based on life expectancy are subject to surrender charges.

If you receive a repetitive withdrawal prior to the end of an Interest Term, like any other partial withdrawal prior to the end of an Interest Term, the repetitive withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term. It is possible to elect repetitive withdrawals that coincide with the ends of your Interest Terms so that such withdrawals do not negatively impact your Base Values. In addition, while repetitive withdrawals based on life expectancy are not subject to surrender charges, repetitive withdrawals that are not based on life expectancy may be subject to surrender charges. You should carefully consider how taking repetitive withdrawals can negatively impact your investment in the Contract. See the sections titled “Base Value Risk,” “Impact of Withdrawals from Indexed Accounts,” and “Surrender Charge” for more information.

You should consult your tax and financial advisors prior to taking, modifying, or stopping repetitive withdrawals.
IMPACT OF WITHDRAWALS FROM INDEXED ACCOUNTS
Under the Contract, you are permitted to take full or partial withdrawals at any time during the Accumulation Phase. Withdrawals may be subject to surrender charges and any applicable taxes payable by us and not previously deducted.

In addition, if you withdraw Contract Value allocated to an Indexed Account, the withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. If a withdrawal is taken from an Indexed Account during an Indexed Account Term, your Base Value will be immediately reduced in a proportion equal to the reduction in your Indexed Account Value, which will be your Interim Value. You should fully understand how a withdrawal from an Indexed account reduces your Base Value because reductions in your Base Value always result in reductions (perhaps significant reductions) to your Indexed Account Value for the remainder of the Interest Term. See “Interim Value” under “Charges and Adjustments” for more information.

Reductions to your Base Value will negatively impact your Indexed Account Value in three ways.

•First, a reduction in your Base Value may cause your Indexed Account Values for the remainder of the Interest Term to be lower than if you did not take the withdrawal.
•Second, at the end of the Interest Term, assuming that you do not exercise the Return Lock feature, any positive Indexed Interest credited to you will be lower than if you did not take the withdrawal. This is because the Adjusted Index Return is applied to your Base Value in order to calculate your Indexed Interest, and a withdrawal reduces your Base Value.
•Third, while you may still exercise the Return Lock feature after taking a withdrawal, because your Indexed Account Values for the remainder of the Interest Term will likely be lower than if you did not take the withdrawal as explained

Defined Terms
above, the Indexed Account Values that you are able to lock-in with the Return Lock feature will likely be lower than the Indexed Account Values that would have been possible had you not taken the withdrawal.

TAXES

This section discusses how the federal income tax applies to annuities in general. This information is not complete and is not intended as tax advice. Tax laws and their interpretations are complex and subject to change. We cannot predict the probability that any changes in the interpretation of the laws, or the laws themselves, will occur. No attempt is made to discuss state or other tax laws. Symetra Life does not guarantee the tax treatment of any Contract or any transaction involving a Contract. You bear the complete risk that the Contract may not be treated as an “annuity contract” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. You should consult a competent tax professional about the possibilities of tax law changes and your individual circumstances.

ANNUITY CONTRACTS IN GENERAL
Different tax rules apply to Purchase Payments made to annuity contracts and distributions from annuity contracts depending on how you take money out and whether the annuity contract is a “non-qualified contract” or a “qualified contract.” A “non-qualified contract” is one that is not purchased as part of a formal retirement plan. A “qualified contract” is purchased as part of an individual retirement plan or an employer-sponsored plan. Currently, we offer this Contract as a qualified contract to fund an IRA, or Roth IRA. Non-qualified contracts purchased with after-tax money and not part of an IRA or Roth IRA or other retirement plan, receive different tax treatment than qualified contracts.

NON-QUALIFIED CONTRACTS
Individuals may purchase non-qualified annuity contracts without any Purchase Payment limits imposed under the Code. The Purchase Payments receive no tax benefit but taxes on the increases in the value of the Contract are generally deferred until distribution occurs, either in the form of a lump sum payment, a partial withdrawal, or as annuity payments under the option elected.

Your cost basis equals the total amount of the after-tax Purchase Payment remaining in the Contract. Under the Code, you generally do not pay tax on Contract earnings until received. If the Contract Value exceeds the Purchase Payment made to the Contract, any amount withdrawn will generally be treated as coming first from income on the Contract and then, only after the income portion is exhausted, as coming from the Purchase Payment. Exceptions to this rule include distributions from any Purchase Payment made prior to August 14, 1982 and full surrenders of the Contract which are treated as taxable income to the extent the amount received exceeds the investment in the Contract. Withdrawn earnings are includable in gross income and taxed at ordinary income rates. See also the discussion under Medicare Tax below. In certain situations, an ordinary loss deduction may be available upon the full surrender of a contract if the proceeds of the surrender are less than the investment in the Contract. However, the deduction will be subject to the limitation on itemized deductions. You should consult your tax professional before deducting any loss resulting from the surrender of a non-qualified annuity contract.

Contracts not owned for the benefit of natural persons, e.g., contracts owned by a corporation or certain other entities, are generally not treated as annuities for federal income tax purposes and any earnings are taxed as ordinary income in the current year. Exceptions may apply. For example, contracts held by a trust which holds the annuity contract as an agent for a natural person can defer tax on earnings until money is withdrawn from the annuity contract. Purchasers who are not natural persons should consult their own tax counsel or other tax professional before purchasing the Contract.

In addition to ordinary income tax, Section 72(q) of the Code imposes a ten percent (10%) penalty on the income portion of any premature withdrawals from a non-qualified annuity contract. The penalty is not imposed on amounts received: (a) after the taxpayer reaches age 59 ½; (b) after the death of the Owner; (c) if the taxpayer is totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) as a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiary; or (e) which are allocable to Purchase Payments made prior to August 14, 1982. With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 ½ or five years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed but for the exception, plus interest for the tax years in which the exception was used. There may be other exceptions to the 10% tax penalty and additional conditions to the 10% penalty exceptions described above. Before you make a withdrawal from a non-qualified contract, you should consult your tax professional to determine the tax treatment of the withdrawal and whether the 10% penalty tax will apply.

DISTRIBUTIONS AT DEATH - NON QUALIFIED CONTRACTS
In order to be treated as an annuity contract for tax purposes, a non-qualified contract must provide that:

1.If an owner dies before annuity payments begin, the entire interest in the contract must be distributed within five years after the date of the owner’s death. If payable to a designated beneficiary, the distributions may be paid over the life or life expectancy of that designated beneficiary, so long as the payouts begin within one year of the owner’s death. If the

Defined Terms
sole designated beneficiary is the spouse of the owner, the contract may be continued in the name of the spouse as owner; or
2.If the owner dies on or after annuity payments begin, the remainder of any interest in the contract must be distributed at least as rapidly as provided for in the method in effect on the date of death.

If the owner is not a natural person, then for purposes of these distribution rules, the annuitant is considered the owner. In addition, when the owner is not a natural person, a change in the annuitant is treated as the death of the Owner.

DISTRIBUTIONS AT DEATH - QUALIFIED CONTRACTS
In order to be treated as a qualified annuity contract for tax purposes, a qualified contract must provide that required minimum distributions will be made. For owners who die after January 1, 2020, any designated beneficiary who is not an “eligible designated beneficiary” must generally withdraw the account value within ten years after the calendar year of the date of death. Eligible designated beneficiaries can withdraw the account value over their lives or a period not exceeding their life expectancies. Eligible designated beneficiaries include (1) the surviving spouse of the owner; (2) a child who has not reached majority (any remaining portion of the account value must be distributed within 10 years after the date the child reaches majority); (3) a disabled beneficiary; (4) a chronically ill individual; and (5) any individual not described above who is not more than 10 years younger than the IRA owner.

ANNUITY DATE
We will deny our consent to a later Annuity Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Code and the IRS. For non-qualified Contracts, if the Contract’s Income Phase occurs at a time when the Annuitant has reached an advanced age (e.g., past age 95), it is possible that the Contract would not be treated as an annuity for federal income tax purposes. In that event, gains under the Contract could be currently includable in your income. The IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to any Annuity Date under a non-qualified Contract which occurs when the Annuitant is at an advanced age (e.g., past age 95).

QUALIFIED CONTRACTS
Contracts purchased within an IRA or Roth IRA are referred to as “qualified contracts” because they are qualified under the Code to provide tax deferral for retirement purposes. You do not have to purchase an annuity contract to qualify for the tax deferral offered by an IRA or Roth IRA. There may be other investment vehicles that can be purchased for your IRA or Roth IRA. However, an annuity contract has features and benefits other than tax deferral that may make it an appropriate investment for your IRA or Roth IRA. Other than those qualified contract types listed above, we do not offer contracts purchased as part of your employer’s retirement plan. You should consult your tax professional regarding these features and benefits before you buy a qualified Contract.

Qualified contracts are subject to special rules and limits on Purchase Payments and distributions that vary according to the type of IRA. You may be able to make a direct transfer or rollover from other qualified plans and qualified contracts to this qualified contract. Ineligible or excess contributions to qualified contracts can result in substantial penalties. Tax penalties of 10% or more may apply to certain distributions; for example if you are under age 59 ½ and not disabled as defined by the Code.

IRAs. Individuals may contribute to an individual retirement arrangement known as a traditional IRA. Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual’s gross income. Under some circumstances, you may be able to make “after-tax” contributions. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Under certain conditions, distributions from other IRAs and other retirement plans may be rolled over or transferred on a tax deferred basis into an IRA. Purchasers of IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

Roth IRAs. Under applicable limitations, individuals may also contribute nondeductible contributions to Roth IRAs. These Roth IRAs are also subject to limitations on eligibility, contributions, transferability and distributions. “Qualified distributions” from Roth IRAs are excluded from taxable gross income. “Qualified distributions” are distributions which (a) are made more than five years after the taxable year of the first contribution to a Roth IRA, and (b) meet any of the following conditions: (1) the annuity owner has reached age 59 ½; (2) the distribution is paid to a beneficiary after the owner’s death; (3) the annuity owner is disabled; or (4) the distribution will be used for first time home purchase. (Qualified distributions for first time home purchases may not exceed $10,000.) Non-qualified distributions are includable in taxable gross income only to the extent that they exceed the contributions made to the Roth IRA. The taxable portion of a non-qualified distribution may be subject to the 10% penalty tax.

You may convert a traditional IRA to a Roth IRA. You will be required to include the taxable portion of the conversion in your taxable gross income, but you will not be required to pay the 10% penalty tax. However, a 10% penalty tax may apply to a conversion from an IRA if distributions occur during the five taxable years beginning with the year in which the conversion was made. You should consult a tax professional before converting an IRA to a Roth IRA.

Defined Terms
If your Contract is issued as an IRA or Roth IRA, then we will issue the Contract with language intended to qualify the Contract for tax purposes as an IRA or Roth IRA. We will also provide the necessary administrative procedures to administer the IRAs and Roth IRAs in accordance with IRS requirements governing the sponsors of IRAs and Roth IRAs subject to the accuracy and completeness of the information you provide us.

The Contract is also available for purchase as an investment by an IRA or Roth IRA custodial or trust account. In that case, we will issue a non-qualified Contract to the custodian or trustee for the benefit of the underlying IRA owner, as the tax qualification requirements will appear in the account and the custodian or trustee is responsible for administering the account in accordance with IRS requirements. However, the rights of any person to benefits may be subject to the terms and conditions of the IRA or Roth IRA account, regardless of the terms and conditions of the Contract. In addition, we will not be bound by the terms and conditions of the account to the extent such terms and conditions contradict the Contract, unless we consent.

Limits on Annual Contributions. Under federal tax law, IRAs and Roth IRAs both limit the amount of annual contributions an individual can contribute to such individual’s IRA or Roth IRA. The IRA and Roth IRA annual contribution limit for 2025 is the smaller of your taxable compensation or $7,000. This amount is lower than the minimum Purchase Payment of $25,000 that we accept. Therefore, you may only contribute an initial Purchase Payment that is a rollover contribution of $25,000 or more from other eligible retirement plans. Generally, rollovers and direct transfers will not be subject to annual contribution limits. IRA owners age 50 or older may be able to make additional “catch-up” contributions each year. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax.

Required Minimum Distributions. Generally, qualified contracts (except for Roth IRAs) are subject to lifetime required minimum distributions. For IRAs, you must begin receiving required minimum distributions by April 1 of the year following the year in which you reach the applicable age. For individuals who reached age 70 ½ before January 1, 2020, the applicable age is 70 ½. For individuals who reach age 72 before January 1, 2023, the applicable age is 72. For individuals who reach age 72 after December 31, 2022 and reach age 73 before 2033, the applicable age is 73. If an individual reaches age 74 after 2032, the applicable age is 75 (the required beginning date).

There is a 25% penalty tax on the shortfall if you fail to take required minimum distributions (which may be reduced to 10% if you correct the shortfall within a two-year correction period).

The required minimum distribution rules require that the entire interest in the Contract generally must be distributed not later than the required beginning date or distributed, beginning not later than the required beginning date, over the life or life expectancy of the owner, or the joint lives or joint life expectancy of the owner and the owner’s designated beneficiary. These requirements do not apply to a Roth IRA during the owner’s life. Required minimum distributions from all IRAs you own may be taken in the form of withdrawals from (1) the IRA Contract Value prior to the Contract’s Annuity Date, or (2) from one or more of the other IRAs that you own, to the extent permitted under federal tax law.

Generally, if the owner dies the entire interest of the owner must be distributed by December 31st of the year that is the tenth anniversary of the owner’s death or in the case of an "eligible designated beneficiary", over the life or life expectancy of the eligible designated beneficiary if such distributions begin no later than December 31st of the year after the date of the owner’s death. An “eligible designated beneficiary” includes spouses, disabled and chronically ill individuals, individuals who are ten or less years younger than the deceased owner, and children who have not reached the age of majority (but only until they reach the age of majority). If your spouse is your beneficiary and your contract permits, your spouse may delay the start of required minimum distributions until December 31st of the year in which you would have reached your applicable age. The spouse beneficiary of an IRA may elect to roll over the death proceeds into such beneficiary’s own IRA (or a Roth IRA and pay tax on the taxable portion of the death proceeds) and treat the IRA (or Roth IRA) as such beneficiary’s own. Non-spouse beneficiaries may also be able to roll over death proceeds to an inherited IRA. If you die after required minimum distributions have begun, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code. Roth IRAs are not subject to the required minimum distributions rule while the owner is alive. Distributions from a Roth IRA may be deferred until the death of the owner.

Tax Treatment of Withdrawals. To the extent Purchase Payments have a zero cost basis (were made with pre-tax dollars), withdrawals will be taxed as ordinary income. In addition to ordinary income tax, Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distributions from certain qualified contracts. To the extent amounts are not includable in gross income because they have been rolled over to an IRA or to another eligible plan; no tax penalty will be imposed. The following is a list of some of the distributions to which the tax penalty will not apply: (a) distributions made on or after the date on which the owner reaches ages 59 ½; (b) distributions following the death or disability of the owner as defined by the Code; (c) distributions made after separation from service after attainment of age 55; (d) distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or the joint lives (or joint life expectancies) of such owner and such owner’s beneficiary; (e) distributions made to the owner to the extent such distributions do not exceed the amount allowable as a deduction under Section 213 of the Code to the owner for amounts paid during the taxable year for medical care; (f) distributions made to pay health insurance premiums for an unemployed owner; (g) distributions made to pay qualified higher education expenses; (h) distributions made to an owner for first time home purchases; (i) distributions due to an IRS levy; (j) “qualified reservist distributions,” as defined by the Code; (k) distributions to qualified public safety employees from a governmental defined benefit plan after attaining age 50 and separating from service; (l) distributions up to $5,000 in connection with the birth or adoption of a child.

Defined Terms
(m) distributions to terminally ill individuals; and (n) distributions to domestic violence victims. The exception stated in (c) above does not apply to an IRA and Roth IRA. There may be other exceptions to the 10% tax penalty and additional conditions to the 10% penalty exceptions described above. Before you make a withdrawal, you should consult your tax professional to determine the tax treatment of the withdrawal and whether the 10% penalty tax will apply.

TAXATION OF ANNUITY PAYMENTS
Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment (or “amount received as an annuity”) is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined using an exclusion ratio in a manner that is designed to allow you to recover your after-tax investment in the contract. The exclusion amount for annuity payments based on a fixed annuity is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain) bears to the expected return under the contract. For qualified contracts, the after-tax investment may be zero. The exclusion ratio is determined when annuity payments start. It is applied to each annuity payment over the expected stream of annuity payments, so that each annuity payment is taxable in part and tax free in part. Once your investment in the Contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. If the annuity payments stop as a result of the Annuitant’s death before full recovery of the investment in the Contract, you should consult a competent tax professional to determine whether the unrecovered investment in the Contract is deductible. Owners, Payees and Beneficiaries under the contracts should seek competent financial advice about the tax consequences of any distributions.

As mentioned above, distributions prior to age 59 ½ are subject to a 10% penalty tax, subject to certain exceptions. One exception is for distributions that are part of a series of substantially equal periodic payments (made not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s designated beneficiary. Another is the exception for annuity payments made pursuant to a partial or complete annuitization of your non-qualified Contract. Whether annuity payments made prior to age 59 ½ satisfy either of these exceptions will depend on the manner in which such payments are made under the facts and circumstances of each case.

DEATH BENEFITS
Any death benefits paid under the Contract are generally taxable to the Beneficiary. The rules governing taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as annuity payments. Estate or gift taxes may also apply.

EFFECT OF CIVIL UNIONS AND DOMESTIC PARTNERSHIPS
For non-qualified and qualified annuities, there may be certain distribution options or elections available under federal tax law to beneficiaries who are “spouses” as defined under federal tax law. For federal tax law purposes, a “spouse” is a person recognized as a “spouse” in the state where the couple was legally married. The term does not include a party to a registered domestic partnership, civil union, or similar formal relationship recognized under state law that is not denominated a marriage under that state’s law. Accordingly, these same options are not available to surviving beneficiaries who are “civil union partners,” “domestic partners” or other similar relationships as recognized under the laws of certain states. The administration of spousal rights and the related tax reporting for the Contract will be done in a manner consistent with federal tax law requirements. The rights and benefits of civil union, domestic partnerships and other similar relationships under federal law are complex. Therefore, you should contact your legal advisor to discuss the availability of options and elections available to your surviving partner.

EXCHANGES
From time to time we may offer programs under which certain annuity contracts previously issued by us may be exchanged for the Contracts offered by this prospectus. These programs will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax free for federal income tax purposes; however, you should consult your tax professional . Generally you can exchange one non-qualified Contract for another in a tax free exchange under Section 1035 of the Code. In addition, if your Contract is a qualified Contract, then it will generally qualify as a tax free rollover or transfer. However, only one rollover is permitted during any one-year period.

You can make only one rollover from an IRA to another (or the same) IRA in any 12-month period, regardless of the number of IRAs you own. The limit will apply by aggregating all of your IRAs, including Roth IRAs, effectively treating them as one IRA for purposes of the limit. Trustee-to-trustee transfers between IRAs and rollovers from traditional to Roth IRAs are not limited.

If you exchange part of an existing contract for this Contract, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a taxable withdrawal from the existing contract and then purchased this Contract. Subject to certain exceptions, some or all of the amount exchanged into this Contract could be includable in your income and subject to the 10% tax described in the “Non-Qualified Contracts” section of this prospectus.

If you are considering a partial exchange of an annuity contract, you should consider the conditions described by Revenue Procedure 2011-38. Under Rev. Proc. 2011-38: (1) the period of time after which cash can be withdrawn from either contract is 180 days beginning on the date of the transfer and (2) annuity payments that satisfy the partial annuitization rule under Section 72(a)(2) of the Code will not be treated as a distribution from either the old or new contract.

Defined Terms
In a private letter ruling, the IRS allowed the beneficiary of a series of several fixed and variable non-qualified inherited annuities to complete an exchange under Section 1035 of the Code of those contracts into a new variable annuity so long as the technical requirements for the exchange under Section 1035 of the Code were honored, and the beneficiary committed to taking post-death distributions from the new annuity at least as rapidly as were occurring under the old contract. While a private letter ruling gives an insight into the IRS’ view, legally it only applies to the taxpayer who requested the ruling. A beneficiary contemplating an exchange under Section 1035 of the Code of an inherited annuity contract should consult with their tax professional.

Before making an exchange, you should compare both contracts carefully. You may have to pay a surrender charge on your existing annuity contract; other charges may be higher (or lower) and the benefits may be different. You should not exchange another annuity contract for this one unless you determine that, after knowing all the facts, the exchange is in your best interest. Also, you should consult your tax professional in connection with an exchange involving the Contract, especially if you anticipate making a withdrawal from either contract.

A transfer or assignment of ownership of a contract, the designation of an annuitant, the selection of certain annuity dates, or the exchange of a contract may result in certain tax consequences to you that are not discussed here. An owner contemplating any such transfer, assignment or exchange should consult with their tax professional.

MULTIPLE CONTRACTS
All deferred non-qualified annuity contracts that are issued by Symetra Life (or any affiliate) to the same owner during any calendar year will be treated as one annuity contract for purposes of determining the taxable amount. As a result, withdrawals from any such contracts will be taxed based upon the income in all of the contracts aggregated in the same calendar year. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. For purposes of the aggregation rule, contracts received in a 1035 exchange will be considered issued in the year of the exchange. Also, all IRAs you own will be treated as one IRA for purposes of contribution limits. You should consult a tax professional prior to purchasing more than one annuity contract in any calendar year or contributing to more than one IRA.

TAX WITHHOLDING
Generally, federal income tax is withheld from the taxable portion of withdrawals at a rate of 10%. Withholding on periodic payments as defined by the Code is at the same rate as wages. Typically, you may elect not to have income taxes withheld or to have withholding done at a different rate. Special withholding rules apply to United States citizens residing outside the United States and to nonresident aliens.

FEDERAL ESTATE TAXES
While no attempt is being made to discuss the federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

GENERATION-SKIPPING TRANSFER TAX
Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS.

AMERICAN TAXPAYER RELIEF ACT OF 2012/TAX CUTS AND JOBS ACT
The American Taxpayer Relief Act: (1) permanently provides for a maximum federal estate tax rate, gift tax rate and generation skipping transfer tax rate of 40% with an inflation-adjusted $5 million lifetime unified estate and gift tax exclusion and a $5 million generation skipping transfer exclusion; (2) makes permanent “portability” between spouses which allows the estate of a decedent who is survived by a spouse to permit the surviving spouse to use the decedent’s unused $5 million lifetime exclusion; and (3) extends a number of generation skipping transfer provisions. The Tax Cuts and Jobs Act temporarily doubles the exemption amount, indexed for inflation, for estate, gift and generation-skipping taxes from the $5 million base, set in 2011, to the new $10 million base, effective for tax years 2018 through 2025.

MEDICARE TAX
Distributions from non-qualified annuity contracts will be considered “investment income” for purposes of the 3.8% Medicare tax on investment income. Thus, in certain circumstances, this tax will be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax professional for more information.

Defined Terms
ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS
The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. If you are not a U.S. citizen or resident, you will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes that may be imposed by your country of citizenship or residence. You should consult with a qualified tax professional regarding U.S., state, and foreign taxation with respect to purchasing the Contract.

FOREIGN TAX CREDITS
We may benefit from any foreign tax credits attributable to taxes paid by certain Indexes to foreign jurisdictions to the extent permitted under federal tax law.

POSSIBLE TAX LAW CHANGES
Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

OTHER INFORMATION

SYMETRA LIFE
We are obligated to pay all amounts promised to investors under the Contract. The obligations under the Contract, including obligations related to the Fixed Account, guarantees, and benefits provided for under the Contract are subject to our financial strength and claims-paying ability. Symetra Life Insurance Company’s principal place of business is located at 777 108th Ave NE, Suite 1200, Bellevue, WA, 98004.
STATUS PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
Symetra Life relies on the exemption provided by Rule 12h-7 under the Securities Exchange Act of 1934 from the requirement to file reports pursuant to Section 15(d) of that Act.

DISTRIBUTION (PRINCIPAL UNDERWRITER)
The Contracts are distributed by Symetra Securities, Inc. (“SSI”) and sold by broker-dealers who have a current sales agreement with SSI and Symetra Life, through individuals who, in addition to being licensed to sell annuity contracts, are also registered representatives of the broker-dealers. SSI is an affiliate of Symetra Life and is located at 777 108th Avenue NE, Suite 1200, Bellevue, Washington 98004. It is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”). No amounts are retained by SSI for acting as principal underwriter for the Contracts, but its expenses are covered by Symetra Life. SSI will use its best efforts to perform its distribution services but is not required to sell any number or dollar amount of Contracts. We may stop offering the Contracts at any time.
We also pay allowances, bonuses and other incentives to some broker-dealers and/or other distributors of the Contracts. A bonus dependent upon persistency is one type of bonus that we may pay. These additional incentives or payments are calculated in different ways and are not offered to all broker-dealer firms. These payments can be based on sales volumes or other sales-related criteria. Other payments can be for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services. We also provide non-cash compensation to broker-dealers and their registered representatives, including providing (or covering costs associated with) conferences, seminars and other marketing events and expenses, and items of small value, such as promotional gifts, meals or tickets to sporting or entertainment events.
The compensation paid to your broker-dealer and registered representative (including any allowances, bonuses, non-cash compensation and other incentive payments) could create an incentive for your registered representative, and the broker-dealer with which they are associated, to recommend the Contract because they will receive more compensation for the Contract than for other investments they could recommend.
Symetra Life and SSI also contract with firms to act as wholesalers for us and assist us in marketing our contracts to broker-dealers and their registered representatives. Some wholesalers are also called “independent marketing organizations” and provide training, marketing and other sales-related functions for us. Some wholesalers also provide administrative services to us in connection with the Contracts. Wholesalers are typically paid commissions and overrides on Contract sales.
AMENDMENTS TO THE CONTRACT
We reserve the right to amend the Contract to meet the requirements of applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers.

Defined Terms
ACCOUNT STATEMENTS
At least once each calendar year during the Accumulation Phase, we will send you an annual statement that will show your Contract Value, any transactions made to your Contract during the year, any surrender charge deductions, any Indexed Account Charge deductions, the amount of the death benefit, and any Indexed Interest credited to your Indexed Accounts. On request, we will send you a current statement with the information described above.
CERTAIN TRANSACTIONS
Certain transactions may be permitted by telephone and electronically on the Internet and may require that we have properly signed authorization for your Contract on record. In addition, you may authorize someone else to make transactions by telephone, and if available on the Internet, on your behalf. Symetra Life will not be liable for any failure to question or challenge such requests as long as there is a valid signed authorization on record at Symetra Life. Transactions submitted by Internet will require certain identification information, such as a password or personal identification information.

Although we use reasonable procedures, including recording all telephone instructions and requiring certain personal identification information to prevent unauthorized account access, we cannot assure you that telephone or Internet activity will be completely secure or free of delays or malfunctions. If you choose to make transactions by telephone or Internet, you must be willing to assume the risk of loss that may occur despite our reasonable efforts to verify identity. We are not responsible for the negligence or wrongful acts of third parties.
LEGAL PROCEEDINGS
We are regularly a party to litigation, arbitration proceedings and governmental examinations in the ordinary course of our business. While we cannot predict the outcome of any pending or future litigation or examination, we do not believe that any pending matter, individually or in the aggregate, is likely to have a material adverse effect on the ability of the principal underwriter to perform its contract with us, or our ability to meet our obligations under the Contract.
SUSPENSION OF PAYMENTS, RETURN LOCK REQUESTS, OR TRANSFERS
We may be required to suspend or delay the payment of death benefits and withdrawals, the calculation of annuity payments, Return Lock requests, and transfers when we cannot calculate an Indexed Account Value under any of the following circumstances:

•the New York Stock Exchange is closed (other than customary weekend and holiday closings);
•the closing value of an Index is not published;
•trading on the New York Stock Exchange is restricted;
•the calculation of the Interim Value is not reasonably practical due to an emergency; or
•during any other period when a regulator, by order, so permits.

If a value for an Index cannot be obtained on any day due to any of these circumstances, we will use the value of the Index as of the next Business Day that the value is available. If the beginning day of an Interest Term falls on a Business Day for which we cannot obtain a value for an Index, the beginning day of the Interest Term will not change.
FINANCIAL STATEMENTS
The financial statements of Symetra Life Insurance Company are incorporated in the SAI by reference to the filed Form N-VPFS/A. The financial statements can be found online at www.symetra.com/RILAresources and are also available at no charge by calling us at 1-800-796-3872 or by writing us at our Home Office. In addition, the SAI is available on the SEC's website at www.sec.gov.

Defined Terms

APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Accounts currently available under the Contract. We may change the features of the Indexed Account listed below (including the Index and the current limits on the Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to current limits on Index gains. More information about current limits on Index gains is available at www.symetra.com/ratescaps.

Note: If amounts are removed from an Indexed Account before the end of its Interest Term, we will apply a Contract adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Interest Term. See “Crediting Methods” and “Interim Value” under “Charges and Adjustments” for more information.

Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
MSCI Emerging Markets (2)	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
MSCI Emerging Markets(2)	Market Index	1 Year	Point to Point with Floor, Cap and Participation Rate	-10% Floor	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
MSCI Emerging Markets(2)	Market Index	1 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1 Year	Point to Point with Buffer and Trigger Rate	15% Buffer	•1% Trigger Rate
Nasdaq 100	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	15% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100 (2)	Market Index	1 Year	Point to Point with Floor, Cap and Participation Rate	-10% Floor	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
PIMCO Equity Fusion (2) (3)	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
PIMCO Equity Fusion (2) (3)	Market Index	1 Year	Point to Point with Floor, Cap and Participation Rate	-10% Floor	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
PIMCO Equity Fusion (2) (3)	Market Index	1 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000 (2)	Market Index	1 Year	Point to Point with Floor, Cap and Participation Rate	-10% Floor	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	1 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate

Defined Terms

Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
S&P 500 (2)	Market Index	1 Year	Point to Point with Floor, Cap and Participation Rate	-10% Floor	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (2)	Market Index	1 Year	Point to Point with Barrier, Cap and Participation Rate	-15% Barrier	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1 Year	Point to Point with Buffer with charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (4)	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1 Year	Point to Point with Buffer, Cap and Participation Rate	15% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1 Year	Point to Point with Buffer and Trigger Rate	10% Buffer	•1% Trigger Rate
S&P 500	Market Index	1 Year	Point to Point with Buffer and Trigger Rate	15% Buffer	•1% Trigger Rate
S&P 500 (4)	Market Index	1 Year	Point to Point with Buffer and Dual Trigger Rate	10% Buffer	•1% Dual Trigger
MSCI Emerging Markets (2)	Market Index	2 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
MSCI Emerging Markets (2)	Market Index	2 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	2 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	2 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
PIMCO Equity Fusion (2) (3)	Market Index	2 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
PIMCO Equity Fusion (2) (3)	Market Index	2 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	2 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	2 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	2 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate

Defined Terms

Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
S&P 500	Market Index	2 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (4)	Market Index	2 Year	Point to Point with Buffer and Dual Trigger Rate	10% Buffer	•1% Dual Trigger Rate
Nasdaq 100 (4)	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Nasdaq 100 (4)	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	20% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6 Year	Point to Point with Buffer with charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	20% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6 Year	Point to Point with Buffer with Charge, Cap and Participation Rate	30% Buffer with charge	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (4)	Market Index	6 Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (4)	Market Index	6 Year	Point to Point with Buffer Plus, Cap and Participation Rate	10% Buffer Plus	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (4)	Market Index	6 Year	Point to Point with Buffer Plus, Cap and Participation Rate	20% Buffer Plus	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate
S&P 500 (4)	Market Index	6 Year	Point to Point with Buffer Plus, Cap and Participation Rate	30% Buffer Plus	•2% Cap during Surrender Period and 1% thereafter •100% Participation Rate

Defined Terms

(1)     All of the Indices we currently offer are price return indices which do not reflect dividends or distributions paid on the components of the Indices.
(2)     The Indexed Account is only available for Contract Owners that have Indexed Account Value invested in them as of May 7, 2024 and will close once the applicable Interest Term is over. No new allocations are permitted.
(3)     The PIMCO Equity Fusion Index deducts fees and costs when calculating the Index return, which reduces the Index return and causes the Index to underperform a direct investment in the securities comprising the Index.
(4)     The Indexed Account is only available for Contracts purchased on or after May 1, 2024, subject to state approval.

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

We set the Caps, Participation Rate, Trigger Rate and Dual Trigger Rate at our discretion; however, they will never be less than the lowest limits on the Index gains. The Cap will never be less than 2% during the surrender charge period or 1% thereafter. The Participation Rate will never be less than 100% and the Trigger and Dual Trigger Rate will never be less than 1%.

The following lists the fixed option currently available under the Contract. We may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so. See the section titled “Fixed Account” for more information.

Name	Interest Term	Minimum Guaranteed Interest Rate
Symetra Fixed Account	1 year	1%

APPENDIX B: INDEX DISCLOSURE

S&P 500® INDEX
The "S&P 500® Index" is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Symetra Life Insurance Company (“Symetra”). S&P®, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Symetra Life Insurance Company. It is not possible to invest directly in an index. Symetra’s products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of Symetra’s products or any member of the public regarding the advisability of investing in securities generally or Symetra’s products particularly or the ability of the S&P 500® Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to Symetra with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Symetra or Symetra’s products. S&P Dow Jones Indices has no obligation to take the needs of Symetra or the owners of Symetra’s products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of Symetra’s products. There is no assurance that investment products based on the S&P 500® Index will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter” (as defined in the Investment Company Act of 1940, as amended), “expert” as enumerated within 15 U.S.C. § 77k(a) or tax professional. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice or commodity trading advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SYMETRA, OWNERS OF SYMETRA’S PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, SYMETRA’S PRODUCT REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SYMETRA, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

RUSSELL 2000® INDEX
The Product has been developed solely by Symetra Life Insurance Company and is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.

All rights in the “Russell 2000® Index” (the “Index”) vest in the relevant LSE Group company which owns the Index. “Russell®”, “FTSE Russell®”, and “Russell 2000® Index” are trademarks of the relevant LSE Group company and are used by any other LSE Group company under license.

The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Product. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Product or the suitability of the Index for the purpose to which it is being put by Symetra Life Insurance Company.

The Product is not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). The LSE Group does not accept any liability whatsoever to any person arising out of the use of the Product or the underlying data.

NASDAQ 100 INDEX
The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100 Index® to track general stock market performance. The Corporations' only relationship to Symetra Life Insurance Company (“Licensee”) is in the licensing of the Nasdaq®, Nasdaq-100®, Nasdaq-100 Index®, and certain trade names of the Corporations and the use of the Nasdaq-100 Index® which is determined, composed and calculated by Nasdaq without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100 Index®. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MSCI EMERGING MARKETS INDEX
THIS PRODUCT IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY SYMETRA LIFE INSURANCE COMPANY. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN PRODUCTS GENERALLY OR IN THIS PRODUCT PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS PRODUCT OR THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS PRODUCT TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS PRODUCT IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS PRODUCT OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS PRODUCT.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE PRODUCT, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

PIMCO EQUITY FUSION INDEX™
The PIMCO Equity Fusion Index™ (the "Index") is an equity index that allocates to exchange-traded funds tracking four major equity markets: U.S. large-capitalization equities, U.S. small-capitalization equities, technology-focused equities, and emerging market equities. On a quarterly basis, the index adjusts its allocation to the constituents according to a predefined set of rules based on contrarian signals. The Index is a trademark of Pacific Investment Management Company LLC ("PIMCO") and has been licensed for use for certain purposes by Symetra Life Insurance Company on behalf of the annuity. The Index is the exclusive property of PIMCO and is made and compiled without regard to the needs, including, but not limited to, the suitability needs, of Symetra Life Insurance Company, the annuity, or the annuity contract owners. The annuity is not sold, sponsored, endorsed or promoted by PIMCO or any other party involved in, or related to, making or compiling the Index.

PIMCO does not make any warranty or representation as to the accuracy, completeness, or availability of the Index or information included in the Index and shall have no responsibility or liability for the impact of any inaccuracy, incompleteness, or unavailability of the Index or such information. Neither PIMCO nor any other party involved in, or related to, making or compiling the Index makes any representation or warranty, express or implied, to the annuity contract owner, Symetra Life Insurance Company, or any member of the public regarding the advisability of purchasing annuities generally or the annuity particularly, the legality of the annuity under applicable federal securities, state insurance and tax laws, the ability of the annuity to track the performance of the Index, any other index or benchmark or general fixed income market or other asset class performance, or the results, including, but not limited to, performance results, to be obtained by Symetra Life Insurance Company, the annuity, annuity contract owners, or any other person or entity. PIMCO does not provide investment advice to Symetra Life Insurance Company with respect to the annuity, to the annuity, or to annuity contract owners.

Neither PIMCO nor any other party involved in, or related to, making or compiling the Index has any obligation to continue to provide the Index to Symetra Life Insurance Company with respect to the annuity. In the event that the Index is no longer available to the annuity or annuity contract owners, Symetra Life Insurance Company may seek to replace the Index with another suitable index, although there can be no assurance that one will be available.

PIMCO disclaims all warranties, express or implied, including all warranties of merchantability or fitness for a particular purpose or use. PIMCO shall have no responsibility or liability with respect to the annuity.
The Index is comprised of a number of constituents, some of which are owned by entities other than PIMCO.  The Index relies on a variety of publicly available data and information and licensable equity and fixed income sub-indices.  All disclaimers referenced in the agreement relative to PIMCO also apply separately to those entities that are owners of the constituents of the Index.

SPDR® S&P 500® ETF Trust (SPY ETF), IWM (iShares Russell 2000 ETF), QQQ (Invesco QQQ Trust Series 1) and EEM (iShares MSCI Emerging Markets ETF) are each a constituent of the PIMCO Equity Fusion Index™. S&P® and SPDR® are registered trademarks of Standard & Poor’s Financial Services LLC (S&P), iShares® is a registered trademark of BlackRock Fund Advisors or BlackRock, Inc. and its subsidiaries, and “Russell” and Russell 2000® are registered trademarks of FTSE Russell, each an “ETF Trademark Owner” and collectively, the “ETF Trademark Owners”. The PIMCO Equity Fusion Index is not sponsored, endorsed, sold, or promoted by any of the ETF Trademark Owners. The ETF Trademark Owners make no representations or warranties to the owners of products utilizing the PIMCO Equity Fusion Index or any member of the public regarding the advisability of purchasing a product utilizing the PIMCO Equity Fusion Index. None of the ETF Trademark Owners has any obligation or liability in connection with the operation, marketing, trading or sale of the PIMCO Equity Fusion Index.

APPENDIX C: STATE VARIATIONS

The following information is a summary of the states where Symetra Trek® Plus Contracts or certain features and/or benefits vary from the Contract’s features and benefits as previously described in this prospectus. Certain provisions of the Contract may be different from the general description in this prospectus due to variations required by state law. The state in which your Contract is issued also governs whether or not certain options are available or will vary under your Contract. Any state variations will be included in your Contract or in riders or endorsements attached to your Contract.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Arizona	See “Right To Examine” under the Section titled "Purchase”	If you reside in Arizona and you are 65 years of age or older on the Contract Date or your Contract is a replacement of another insurance or annuity contract, you may return the Contract within 30 days from the date you received it.
California	See “Right To Examine” under the Section titled "Purchase”	If you reside in California and you are age 60 or older, you may return the Contract within 30 days from the date you received it. During that 30 day period, your money will be placed in a fixed account or money-market fund, unless you direct that the Purchase Payment be invested in a stock or bond portfolio underlying the Contract during the 30 day period. If you do not direct that the Purchase Payment be invested in a stock or bond portfolio, and if you return the policy within the 30 day period, you will be entitled to a refund of the Purchase Payment plus any fees or charges deducted under the Contract. If you direct that the Purchase Payment be invested in a stock or bond portfolio during the 30 day period, and if you return the Contract during that period, you will be entitled to a refund of the Contract Value, which could be less than the Purchase Payment you paid for the Contract.
	Hospital and Nursing Home Waiver	The hospital and nursing home waiver is not available in the state of California.
	Terminal Illness Waiver	The terminal illness waiver is not available in the state of California.
Delaware	See "Right To Examine" under the Section titled "Purchase"	If you reside in Delaware and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
Florida	See "Right To Examine" under the Section titled "Purchase"	If you reside in Florida, you may return your Contract within 21 days from the date you received it. If your Contract is a replacement of another insurance or annuity contract, you may return it within 21 days from the date you received it.
	Hospital and Nursing Home Waiver	For purposes of this waiver, an eligible physician does not include you or a member of your immediate family such as a parent, sibling, spouse, or child.
	Terminal Illness Waiver	For purposes of this waiver, an eligible physician does not include you or a member of your immediate family such as a parent, sibling, spouse, or child.
Hawaii	See "Right To Examine" under the Section titled "Purchase"	If you reside in Hawaii and your Contract is a replacement of another insurance or annuity contract, you may return it within 10 days from the date you received it and receive a return of your Purchase Payment less any withdrawals. If your Contract is a replacement of another insurance or annuity contract and you return it within 11-30 days after you receive it, you will receive your Contract Value plus any fees or charges deducted under the Contract.
Idaho	See "Right To Examine" under the Section titled "Purchase"	If you reside in Idaho, you may return your Contract within 20 days from the date you received it. If your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
Indiana	See "Right To Examine" under the Section titled "Purchase"	If you reside in Indiana and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Kansas	See "Right To Examine" under the Section titled "Purchase"	If you reside in Kansas and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
Maryland	See "Account Statements" under the Section titled "Other Information"
The section titled "Account Statements" is replaced with the following:

At least once each calendar year during the Accumulation Phase, we will send you an annual statement that will show your Contract Value, any transactions made to your Contract during the year, any surrender charge deductions, any Indexed Account Charge deductions, the amount of the death benefit, and any Indexed Interest credited to your Indexed Accounts. Each statement will show information as of a date not more than two months prior to the mailing date. On request, we will send you a current statement with the information described above.

Massachusetts	See "Right To Examine" under the Section titled "Purchase"	If you reside in Massachusetts and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
See the section titled “Annuity Payments”
The second paragraph under “Annuity Payments” is replaced with the following:

We use the Annuity Reserve 2012 mortality table with mortality improvement scale G2 on a 100% female basis (regardless of gender) with age setback of five years to determine the amount of your annuity payments under all life annuity options. The table factors in an assumed effective interest rate of 1%. The amount of each annuity payment depends on many factors including the guarantees, if any, under the annuity option you choose, the frequency of annuity payments, and the Annuitant’s age at the time you switch to the Income Phase.

	Hospital and Nursing Home Waiver	The hospital and nursing home waiver is not available in the state of Massachusetts.
	Terminal Illness Waiver	The terminal illness waiver is not available in the state of Massachusetts.
North Dakota	See "Right To Examine" under the Section titled "Purchase"	If you reside in North Dakota, you may return your Contract within 20 days from the date you received it.
Oklahoma	See "Right To Examine" under the Section titled "Purchase"	If you reside in Oklahoma and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
Oregon		The Contract is not currently available for sale in the state of Oregon.
Pennsylvania	See "Right To Examine" under the Section titled "Purchase"	If you reside in Pennsylvania and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
Rhode Island	See "Right To Examine" under the Section titled "Purchase"	If you reside in Rhode Island, you may return your Contract within 20 days from the date you received it.
South Dakota	See "Right To Examine" under the Section titled "Purchase"	For Contracts issued in South Dakota, the Hospital and Nursing Home Waiver is referred to as the Nursing Home and Hospital Waiver.
Tennessee	See "Right To Examine" under the Section titled "Purchase"	If you reside in Tennessee and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.

STATE	FEATURE OR BENEFIT	VARIATION OR AVAILABILITY
Texas	See "Right To Examine" under the Section titled "Purchase"	If you reside in Texas, you may return your Contract within 20 days from the date you received it.
	Terminal Illness Waiver	There is no waiting period for the Terminal Illness Waiver. It is available during the first Contract Year.
See “Suspension of Payments, Return Lock Requests, or Transfers” under the Section titled “Other Information”
The circumstances under which we may be required to suspend or delay the payment of death benefits and withdrawals, the calculation of annuity payments, Return Lock requests, and transfers when we cannot calculate an Indexed Account Value are the following:

•the New York Stock Exchange is closed (other than customary weekend and holiday closings); or
•the Securities and Exchange Commission has determined that a state of emergency exists which may make the calculation of the Interim Value not reasonably practical.

Washington	See "Right To Examine" under the Section titled "Purchase"	If you reside in Washington and your Contract is a replacement of another insurance or annuity contract, you may return it within 20 days from the date you received it.
See “Terminal Illness Waiver” under the Section titled “Surrender Charge”
The first sentence under “Terminal Illness Waiver” is replaced with the following:

If approved in your state and after the first Contract Year, there is no surrender charge on withdrawals that you make while you are terminally ill and not expected to live more than 24 months.

PROSPECTUS BACK COVER
INQUIRIES:
Symetra Life's principal place of business is located at 777 108th Avenue NE, Bellevue, Washington 98004. If you need more information, or you wish to submit a request, you should contact us at the following:

Home Office: For all applications and Purchase Payments, please contact us at:			Symetra Life Insurance Company PO Box 674420 Houston, TX 77267-4420
For all written communications, general correspondence, and other transactional inquiries, please contact us at:			Symetra Life Insurance Company PO Box 674423 Houston, TX 77267-4423
We will not deem correspondence, including transactional inquiries including applications and Purchase Payments to be received by us until they are picked up at the addresses listed above and delivered to our processing office.

Customer Service By Phone:	1-800-796-3872 Extension 22136	For Overnight Mail:	Symetra Life Insurance Company 14710 John F Kennedy Blvd, Suite 140 Houston, TX 77032-3725
On the Internet:	www.symetra.com www.symetra.com/RILAresources www.symetra.com/ratescaps

Statement of Additional Information (SAI). The SAI provides more detailed information about Symetra Life Insurance Company and the Contracts. The current SAI is on file with the SEC, and is incorporated into this prospectus by reference and is legally considered part of this prospectus.

You can make inquiries regarding your Contract, request additional information and obtain a free copy of the SAI by contacting us at our Home Office as listed above.
To download an electronic version of this prospectus and the SAI: www.symetra.com/RILAresources
Reports and other information about Symetra Life are available on the SEC’s Web site at www.sec.gov. You can also get copies of this information, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier: C000258229

SYMETRA TREK PLUS

STATEMENT OF ADDITIONAL INFORMATION

INDIVIDUAL SINGLE PREMIUM DEFERRED INDEX-LINKED ANNUITY CONTRACT

issued by

SYMETRA LIFE INSURANCE COMPANY

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus for the Symetra Trek Plus Individual Single Premium Deferred Index-Linked Annuity Contract.
The prospectus concisely sets forth information that a prospective investor should know before investing. For a free copy of the prospectus, call 1-800-796-3872 or write to Symetra Life Insurance Company at P.O. Box 674423, Houston, TX 77267-4423. You can also download a copy by visiting www.symetra.com/RILAresources.
This SAI and the prospectus are both dated May 1, 2025.

Table of Contents - SAI

GENERAL INFORMATION AND HISTORY
Terms and phrases used in this SAI have the meaning given to them in the prospectus.
Symetra Life Insurance Company (“Symetra Life”, “we”, and “us”), is a wholly-owned subsidiary of Symetra Financial Corporation, which, in turn, is a wholly owned subsidiary of Sumitomo Life Insurance Company, a Japanese mutual life insurer (sougo kaisha) with its headquarters in Tokyo, Japan. Symetra Financial Corporation is a holding company, the subsidiaries of which are engaged primarily in insurance and financial services businesses. Symetra Life was incorporated as a stock life insurance company under Washington State law on January 23, 1957. Effective July 1, 2014, Symetra Life Insurance Company changed its state of domicile from Washington to Iowa and became an Iowa stock life insurance company. We provide individual and group life, accident and health insurance, and annuity products and are licensed to do business in the District of Columbia and all states except New York.

SERVICES
Independent Registered Public Accounting Firm: The statutory-basis financial statements of Symetra Life Insurance Company, which comprise the balance sheets as of December 31, 2024 and 2023, and the related statements of operations, changes in capital and surplus and cash flow for each of the three years in the period ended December 31, 2024, and the related notes to the financial statements are incorporated in the SAI by reference from the Form N-VPFS/A filed on April 25, 2025.
The financial statements referenced above have been audited by KPMG LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated herein by reference, in reliance upon such reports given on the authority of such firm as experts in accounting and auditing. The principal business address of KPMG LLP is 401 Union Street, Suite 2800, Seattle, WA 98101.

The statutory-basis financial statements of Symetra Life Insurance Company are prepared using statutory accounting practices prescribed or permitted by the Insurance Division, Department of Commerce of the State of Iowa (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the audit reports state that the statutory-basis financial statements are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further state that those financial statements are presented fairly, in all material respects, in accordance with the statutory accounting practices.

INTERIM VALUE
The Interim Value is the value of the Indexed Account, excluding any Indexed Account Charges, on any Business Day during the Interest Term except the first day and the last day of the Interest Term. We calculate the Interim Value at the end of each Business Day. The Interim Value may change each Business Day and this change may be either positive or negative. The Interim Value calculation is not directly based on the value of the Index. The calculation includes the Index Return from the beginning of the Interest Term to the Interim Value date, is calculated separately for each Indexed Account, and is calculated differently depending on the Crediting Method chosen.

The Interim Value may be less than the beginning Indexed Account Value even when the Index Return is positive. This is due to, among other factors, market inputs for volatilities, interest rates and dividends. The implied return for the Interim Value is expected to be less than the Index Return on any Business Day. This is due to, among other factors, the fact that there would otherwise be the possibility of a lower value or loss if the Indexed Account was naturally left to the end of the Interest Term. The Interim Value reflects the amortization of the Beginning Interim Value which represents the estimated cost of entering into the hypothetical derivatives minus the Indexed Account Charge, if any, at the beginning of the Interest Term for each type of Indexed Account. As a result, the estimated cost of entering and exiting the hypothetical derivatives results in a lower Interim Value.

The calculation we use tracks hypothetical investments in fixed instruments and derivatives. We are not required to hold actual investments corresponding to the hypothetical investments, but we may or may not choose to do so. The Interim Value calculation will not be affected by the performance of any of our investments (or lack of investments) relating to any Indexed Account.

Our Interim Value calculation methodology, including the market standard Black-Scholes or Black’s model used to value the hypothetical derivatives, may result in values that are higher or lower than the values obtained from using other methodologies, models, and input data. Our Interim Value calculation may also be higher or lower than actual market prices of similar or identical derivatives. As a result, the Interim Value you receive may be higher or lower than what other methodologies, models, and input data would produce.

The Interim Value is designed to approximate the value of the hypothetical investments whose payoff mirrors that of the relevant Indexed Account under all potential return scenarios, along with some relevant adjustments, in order to mimic the exit value of the allocation to an Indexed Account. The exit value provides us with protection from the trading risk that we will have to pay out and/or reflect in the Indexed Account Value prior to the end of the Interest Term. If we did not take into account the estimated exit values, your Interim Value would be higher. Thus, the Interim Value calculation is comprised of:

1

(i)an estimate of the value of the hypothetical investments representing the Indexed Account Crediting Method
(ii)a factor reflecting the amortization of the Beginning Interim Value
(iii)a factor reflecting a proxy for the transaction costs incurred by Symetra Life when trading the hypothetical investments in the market

Relating to (ii), the amortization factor, a fractional amount of the Beginning Interim Value is subtracted from the Interim Value to account for the potential initial value of the option packages underlying the various Indexed Accounts. Without this adjustment, the Interim Value would increase at the beginning of the Interest Term in the amount approximately equal to the value of the option package and result in a larger than intended Interim Value available for the Return Lock, lapses, etc.

The Beginning Interim Value is the Interim Value, as defined in this section, calculated as of the first day of an Interest Term, as a percentage of the Base Value as of that day. The Interim Value calculation for the Beginning Interim Value excludes Trading Costs and any Indexed Account Charge. This amount is amortized throughout the Interest Term for the purpose of calculating the Interim Value between the first and the last day of the Interest Term.

The Interim Value reflects the amortization of the Beginning Interim Value which represents the estimated cost of entering into the hypothetical derivatives minus the Indexed Account Charge, if any, at the beginning of the Interest Term for each type of Indexed Account.

Relating to (iii) the trading cost component, this adjustment is necessary to compensate Symetra Life for the additional transaction costs it is expected to incur while liquidating a package of such hypothetical options in order to monetize the contract holder’s Interim Value.

The Interim Value for any Indexed Account can be formulated by combining the elements identified above. Listed below are specific descriptions of the Interim Value components and calculation for each main type of Indexed Account. Examples for the Interim Value calculations are included for each Indexed Account type and are based on various assumptions for the time remaining in the Interest Term and other market inputs. It should be noted that different Caps, Participation Rates, Trigger and Dual Trigger Rates, market inputs and different times remaining in the Interest Term will likely result in significantly different results from those shown in these examples.

The Interim Value for an Indexed Account using a Buffer with a Cap and 100% Participation Rate is made up of the following components:

•an at-the-money call;
•an out-of-the-money call;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) – (out-of-the-money call value) – (out-of-the-money put value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

2

Interim Value Example: Buffer with a Cap and 100% Participation Rate
Interest Term		1-Year	2-Year	6-Year	6-Year
Base Value	A	$100,000	$100,000	$100,000	$100,000
Buffer		10%	10%	10%	20%
Cap		14%	32%	250%	53%
Beginning Interim Value		0.28%	0.47%	0.80%	0.81%

Interim Value Review - Positive Index Returns		1-Year	2-Year	6-Year	6-Year
Time To End of Interest Term (years)		0.25	0.50	2.00	2.00
Index Return as of Review Day		10%	20%	35%	35%
Value of ATM Call Option	B	11.58%	21.72%	38.42%	38.42%
Value of OTM Call Option	C	2.12%	1.50%	0.04%	6.28%
Value of OTM Put Option	D	0.77%	1.31%	4.36%	2.95%
Trading Cost	E	0.10%	0.10%	0.50%	0.50%
Value of Hypothetical Option Set	F	8.59%	18.81%	33.52%	28.69%
Amortization of Beginning Interim Value	G	0.07%	0.12%	0.27%	0.27%
Interim Value as of Review Day	H	$108,520	$118,690	$133,250	$128,420
F = (B - C - D - E); H = A x (1 + B - C - D - G - E)

Interim Value Review - Negative Index Returns		1-Year	2-Year	6-Year	6-Year
Time To End of Interest Term (years)		0.25	0.50%	2.00	2.00
Index Return as of Review Day		-10%	-20%	-30%	-30%
Value of ATM Call Option	J	0.31%	0.10%	0.51%	0.51%
Value of OTM Call Option	K	0.02%	0.02%	0.00%	0.04%
Value of OTM Put Option	L	3.59%	11.10%	22.49%	14.45%
Trading Cost	M	0.10%	0.10%	0.50%	0.50%
Value of Hypothetical Option Set	N	-3.40%	-11.12%	-22.48%	-14.48%
Amortization of Beginning Interim Value	P	0.07%	0.12%	0.27%	0.27%
Interim Value as of Review Day	Q	$96,530	$88,760	$77,250	$85,250
N = (J - K - L - M); Q = A x (1 + J - K - L - P - M)

The Interim Value for an Indexed Account using a 100% Buffer with a Cap and 100% Participation Rate is made up of the following components:
•an at-the-money call;
•an out-of-the-money call;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) – (out-of-the-money call value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

3

Interim Value Example: 100% Buffer with a Cap and 100% Participation Rate
Interest Term		1-Year	6-Year
Base Value	A	$100,000	$100,000
Buffer		100%	100%
Cap		7%	45%
Beginning Interim Value		4.09%	17.97%

Interim Value Review - Positive Index Returns
Time To End of Interest Term (years)		0.25	2.00
Index Return as of Review Day		10%	35%
Value of ATM Call Option	B	11.66%	43.74%
Value of OTM Call Option	C	5.60%	12.10%
Trading Cost	E	0.06%	0.06%
Value of Hypothetical Option Set	F	6.00%	31.57%
Amortization of Beginning Interim Value	G	1.02%	5.99%
Interim Value as of Review Day	H	$104,973	$125,585
F = (B - C - E); H = A x (1 + B - C - G - E)

Interim Value Review - Negative Index Returns		1-Year	6-Year
Time To End of Interest Term (years)		0.25	2.00
Index Return as of Review Day		-10%	-30%
Value of ATM Call Option	J	0.08%	0.31%
Value of OTM Call Option	K	0.01%	0.00%
Trading Cost	M	0.06%	0.06%
Value of Hypothetical Option Set	N	0.01%	0.25%
Amortization of Beginning Interim Value	P	1.02%	5.99%
Interim Value as of Review Day	Q	$98,984	$94,257
N = (J - K - M); Q = A x (1 + J - K - P - M)
The Interim Value for an Indexed Account using a Buffer with Participation Rate and no Cap upside is made up of the following components:
•an at-the-money call;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) * (Participation Rate) – (out-of-the-money put value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

4

Interim Value Example: Buffer with a Participation Rate and No Cap
Interest Term		1-Year	2-Year	6-Year	6-Year
Base Value	A	$100,000	$100,000	$100,000	$100,000
Buffer		10%	10%	10%	20%
Participation Rate		100%	100%	105%	100%
Beginning Interim Value		2.15%	1.76%	1.72%	4.94%

Interim Value Review - Positive Index Returns		1-Year	2-Year	6-Year	6-Year
Time To End of Interest Term (years)		0.25	0.50	2.00	2.00
Index Return as of Review Day		10%	20%	35%	35%
Value of ATM Call Option x Participation Rate	B	11.58%	21.72%	40.34%	38.42%
Value of OTM Put Option	C	0.77%	1.31%	4.36%	2.95%
Trading Cost	D	0.10%	0.10%	0.50%	0.50%
Value of Hypothetical Option Set	E	10.71%	20.31%	35.48%	34.97%
Amortization of Beginning Interim Value	F	0.54%	0.44%	0.57%	1.65%
Interim Value as of Review Day	G	$110,170	$119,870	$134,910	$133,320
F = (B - C - D); G = A x (1 + B - C - F - D)

Interim Value Review - Negative Index Returns		1-Year	2-Year	6-Year	6-Year
Time To End of Interest Term (years)		0.25	0.50%	2.00	2.00
Index Return as of Review Day		-10%	-20%	-30%	-30%
Value of ATM Call Option x Participation Rate	J	0.31%	0.10%	0.53%	0.51%
Value of OTM Put Option	K	3.59%	11.10%	22.49%	14.45%
Trading Cost	L	0.10%	0.10%	0.50%	0.50%
Value of Hypothetical Option Set	M	-3.38%	-11.10%	-22.46%	-14.44%
Amortization of Beginning Interim Value	N	0.54%	0.44%	0.57%	1.65%
Interim Value as of Review Day	P	$96,080	$88,460	$76,970	$83,910
M = (J - K - L); P = A x (1 + J - K - N - L)

The Interim Value for an Indexed Account using a Floor with a Cap and 100% Participation Rate is made up of the following components:

•an at-the-money call;
•an out-of-the-money call;
•an at-the-money-put;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) – (out-of-the-money call value) – (at-the-money put value) + (out-of-the-money put value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

5

Interim Value Example: Floor with a Cap and 100% Participation Rate
Interest Term		1-Year	2-Year
Base Value	A	$100,000	$100,000
Floor		-10%	-10%
Cap		7%	9%
Beginning Interim Value		0.35%	0.58%

Interim Value Review - Positive Index Returns		1-Year	2-Year
Time To End of Interest Term (years)		0.25	0.50
Index Return as of Review Day		10%	20%
Value of ATM Call Option	B	11.58%	21.72%
Value of OTM Call Option	C	6.11%	14.30%
Value of ATM Put Option	D	1.84%	2.34%
Value of OTM Put Option	E	0.77%	1.31%
Trading Cost	F	0.10%	0.10%
Value of Hypothetical Option Set	G	4.30%	6.29%
Amortization of Beginning Interim Value	H	0.09%	0.14%
Interim Value as of Review Day	J	$104,210	$106,150
G = (B - C - D + E - F); J = A x (1 + B - C - D + E - H - F)

Interim Value Review - Negative Index Returns		1-Year	2-Year
Time To End of Interest Term (years)		0.25	0.50%
Index Return as of Review Day		-10%	-20%
Value of ATM Call Option	K	0.31%	0.10%
Value of OTM Call Option	L	0.06%	0.04%
Value of ATM Put Option	M	10.51%	20.50%
Value of OTM Put Option	N	3.59%	11.10%
Trading Cost	P	0.10%	0.10%
Value of Hypothetical Option Set	Q	-6.77%	-9.44%
Amortization of Beginning Interim Value	R	0.09%	0.14%
Interim Value as of Review Day	S	$93,140	$90,420
Q = (K - L - M + N - P); S = A x (1 + K - L - M + N - R - P)

The Interim Value for an Indexed Account using a Floor with Participation Rate and no Cap upside is made up of the following components:
•an at-the-money call;
•an at-the-money-put;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) * (Participation Rate) – (at-the-money put value) + (out-of-the-money put value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

6

Interim Value Example: Floor with Participation Rate and No Cap
Interest Term		1-Year	2-Year
Base Value	A	$100,000	$100,000
Floor		-10%	-10%
Participation Rate		100%	100%
Beginning Interim Value		4.33%	6.75%

Interim Value Review - Positive Index Returns		1-Year	2-Year
Time To End of Interest Term (years)		0.25	0.50
Index Return as of Review Day		10%	20%
Value of ATM Call Option x Participation Rate	B	11.58%	21.72%
Value of ATM Put Option	C	1.84%	2.34%
Value of OTM Put Option	D	0.77%	1.31%
Trading Cost	E	0.10%	0.10%
Value of Hypothetical Option Set	F	10.41%	20.59%
Amortization of Beginning Interim Value	G	1.08%	1.69%
Interim Value as of Review Day	H	$109,330	$118,900
F = (B - C + D - E; H = A x (1 + B - C + D - G - E)

Interim Value Review - Negative Index Returns		1-Year	2-Year
Time To End of Interest Term (years)		0.25	0.50%
Index Return as of Review Day		-10%	-20%
Value of ATM Call Option x Participation Rate	J	0.31%	0.10%
Value of ATM Put Option	K	10.51%	20.50%
Value of OTM Put Option	L	3.59%	11.10%
Trading Cost	M	0.10%	0.10%
Value of Hypothetical Option Set	N	-6.71%	-9.40%
Amortization of Beginning Interim Value	P	1.08%	1.69%
Interim Value as of Review Day	Q	$92,210	$88,910
N= (J- K + L - M); Q = A x (1 + J - K + L - P - M)

7

The Interim Value for an Indexed Account using a Buffer with a Trigger Rate is made up of the following hypothetical option components:
•an at-the-money digital call;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs
The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money digital call value) – (out-of-the-money put value) – Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

Interim Value Example: Buffer with a Trigger Rate
Interest Term		1-Year	1-Year
Base Value	A	$100,000	$100,000
Buffer		10%	10%
Trigger Rate		10%	10%
Beginning Interim Value		0.49%	0.49%

Interim Value Review - Positive Index Returns		1-Year	1-Year
Time To End of Interest Term (years)		0.25	0.25
Index Return as of Review Day		5%	15%
Value of ATM Digital Call Option	B	7.88%	10.17%
Value of OTM Put Option	C	1.07%	0.58%
Trading Cost	D	0.10%	0.10%
Value of Hypothetical Option Set	E	6.71%	9.49%
Amortization of Beginning Interim Value	F	0.12%	0.12%
Interim Value as of Review Day	G	$106,590	$109,366
E = (B - C - D); G = A x (1 + B - C - F - D)

Interim Value Review - Negative Index Returns		1-Year	1-Year
Time To End of Interest Term (years)		0.25	0.25
Index Return as of Review Day		-5%	-15%
Value of ATM Digital Call Option	H	2.48%	0.14%
Value of OTM Put Option	J	2.29%	6.20%
Trading Cost	K	0.10%	0.10%
Value of Hypothetical Option Set	L	0.09%	-6.16%
Amortization of Beginning Interim Value	M	0.12%	0.12%
Interim Value as of Review Day	N	$99,970	$93,720
L = (H - J - K); N = A x (1 + H - J - M - K)

The Interim Value for an Indexed Account using a Buffer with a Dual Trigger Rate is made up of the following hypothetical option components:

•an in-the-money digital call;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(in-the-money digital call value) – (out- of-the-money put value) – Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]
8

Interim Value Example: Buffer with Dual Trigger Rate
Interest Term		1-Year	1-Year	2-Year	2-Year
Base Value	A	$100,000	$100,000	$100,000	$100,000
Buffer		10%	10%	10%	10%
Trigger Rate		8%	8%	17%	17%
Beginning Interim Value		3.95%	3.95%	7.86%	7.86%

Interim Value Review - Positive Index Returns
Time to End of Interest Term (years)		0.25	0.25	0.50	0.50
Index Return as of Review Day		5%	15%	10%	20%
Value of ITM Digital Call Option	B	7.64%	7.85%	15.67%	16.21%
Value of OTM Put Option	C	0.32%	0.18%	0.64%	0.48%
Trading Cost	D	0.06%	0.06%	0.06%	0.06%
Value of Hypothetical Option Set	E	7.26%	7.62%	14.98%	15.68%
Amortization of Beginning Interim Value	F	0.99%	0.99%	1.96%	1.96%
Interim Value as of Review Day	G	$106,276	$106,628	$113,012	$113,715
E = (B - C - D); G = A x (1 + B - C - F - D)

Interim Value Review - Negative Index Returns		1-Year	1-Year	2-Year	2-Year
Time to End of Interest Term (years)		0.25	0.25	0.50	0.50
Index Return as of Review Day		-5%	-15%	-10%	-20%
Value of ITM Digital Call Option	H	6.91%	1.59%	11.33%	1.73%
Value of OTM Put Option	J	0.84%	4.49%	2.73%	8.42%
Trading Cost	K	0.06%	0.06%	0.06%	0.06%
Value of Hypothetical Option Set	L	6.02%	-2.96%	8.54%	-6.75%
Amortization of Beginning Interim Value	M	0.99%	0.99%	1.96%	1.96%
Interim Value as of Review Day	N	$105,028	$96,051	$106,575	$91,288
L = (H - J - K); N = A x (1 + H - J - M - K)

The Interim value for an Indexed Account using a Buffer Plus with a Cap and 100% Participation Rate is made up of the following components:

•Buffer Plus payout value;
•an out-of-the-money call;
•another further out-of-the-money call;
•an at-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+((Buffer Plus payout value) + (out-of-the-money call value) – (further out-of-the- money call value) – (at-the-money put value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

9

Interim Value Example: Buffer Plus with a Cap and 100% Participation Rate
Interest Term		6-Year	6-Year
Base Value	A	$100,000	$100,000
Buffer Plus Rate		20%	20%
Cap		125%	125%
Beginning Interim Value		22.99%	22.99%

Interim Value Review - Positive Index Returns		6-Year	6-Year
Time To End of Interest Term (years)		2.00	2.00
Index Return as of Review Day		15%	35%
Value of ITM Digital Call Option (Buffer Plus payout value)	B	18.31%	18.31%
Value of OTM_1 Call Option	C	14.30%	28.91%
Value of OTM_2 Call Option	D	0.00%	0.21%
Value of ATM Put Option	E	4.41%	2.84%
Trading Cost	F	0.12%	0.12%
Value of Hypothetical Option Set	G	28.07%	44.05%
Amortization of Beginning Interim Value	H	7.66%	7.66%
Interim Value as of Review Day	I	$120,406	$136,387
G=(B + C - D - E - F); I = A x (1 + B + C - D - E - H - F)

Interim Value Review - Negative Index Returns		6-Year	6-Year
Time To End of Interest Term (years)		2.00	2.00
Index Return as of Review Day		-15%	-30%
Value of ITM Digital Call Option (Buffer Plus payout value)	J	18.31%	18.31%
Value of OTM_1 Call Option	K	1.42%	0.06%
Value of OTM_2 Call Option	L	0.00%	0.00%
Value of ATM Put Option	M	11.89%	23.17%
Trading Cost	N	0.12%	0.12%
Value of Hypothetical Option Set	O	7.75%	-4.92%
Amortization of Beginning Interim Value	P	7.66%	7.66%
Interim Value as of Review Day	Q	$100,059	87,416
O = (J + K - L - M - N); Q = A x (1 + J + K - L - M - P - N)

The Interim Value for an Indexed Account using a Buffer Plus with Participation Rate and no Cap is made up of the following hypothetical option components:

•Buffer Plus payout value;
•an out-of-the-money call;
•an at-the-money put;
•Beginning Interim Value; and
•Trading Costs

The Interim Value for such an Indexed Account = Base Value x [1+(Buffer Plus payout value) + (out-of-the-money call value) * (Participation Rate) – (at-the-money put value) - Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

10

Interim Value Example: Buffer Plus with a Participation Rate and No Cap
Interest Term		6-Year	6-Year
Base Value	A	$100,000	$100,000
Buffer Plus Rate		20%	20%
Participation Rate		110%	110%
Beginning Interim Value		24.81%	24.81%

Interim Value Review - Positive Index Returns		6-Year	6-Year
Time To End of Interest Term (years)		2.00	2.00
Index Return as of Review Day		15%	35%
Value of ITM Digital Call Option (Buffer Plus payout value)	B	18.31%	18.31%
Value of OTM Call Option w/ Participation Rate	C	15.72%	31.80%
Value of ATM Put Option	E	4.41%	2.84%
Trading Cost	F	0.12%	0.12%
Value of Hypothetical Option Set	G	29.50%	47.16%
Amortization of Beginning Interim Value	H	8.27%	8.27%
Interim Value as of Review Day	I	$121,228	$138,884
G = (B + C - E - F); I = A x (1 + B + C - E - H - F)

Interim Value Review - Negative Index Returns		6-Year	6-Year
Time To End of Interest Term (years)		2.00	2.00
Index Return as of Review Day		-15%	-30%
Value of ITM Digital Call Option (Buffer Plus payout value)	J	18.31%	18.31%
Value of OTM_Call Option w/Participation Rate	K	1.57%	0.07%
Value of ATM Put Option	M	11.89%	23.17%
Trading Cost	N	0.12%	0.12%
Value of Hypothetical Option Set	O	7.86%	-4.92%
Amortization of Beginning Interim Value	P	8.27%	8.27%
Interim Value as of Review Day	Q	$99,593	$86,813
O = (J + K - M - N); Q = A x (1 + J + K - M - P - N)

11

The Interim Value for an Indexed Account using a Barrier with a Cap and 100% Participation Rate is made up of the following hypothetical option components:
•an at-the-money call;
•an out-of-the-money call;
•an out-of-the-money digital put;
•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs
The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) – (out-of-the-money call value) – (out-of-the-money digital put value) – (out-of-the-money put value) – Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

Interim Value Example: Barrier with a Cap and 100% Participation Rate
Interest Term		1-Year	1-Year
Base Value	A	$100,000	$100,000
Barrier		-15%	-15%
Cap		40%	40%
Beginning Interim Value		-0.14%	-0.14%

Interim Value Review - Positive Index Returns		1-Year	1-Year
Time To End of Interest Term (years)		0.25	0.25
Index Return as of Review Day		10%	20%
Value of ATM Call Option	B	11.58%	20.68%
Value of OTM Call Option	C	0.03%	0.13%
Value of OTM Put Option	D	0.52%	0.33%
Value of OTM Digital Put Option	E	0.65%	0.43%
Trading Cost	F	0.15%	0.15%
Value of Hypothetical Option Set	G	10.23%	19.64%
Amortization of Beginning Interim Value	H	-0.04%	-0.04%
Interim Value as of Review Day	J	$110,270	$119,680
G = (B - C - D - E - F); J = A x (1 + B - C - D - E - H - F)

Interim Value Review - Negative Index Returns		1-Year	1-Year
Time To End of Interest Term (years)		0.25	0.25
Index Return as of Review Day		-10%	-20%
Value of ATM Call Option	K	0.31%	0.03%
Value of OTM Call Option	L	0.01%	0.01%
Value of OTM Put Option	M	2.11%	6.06%
Value of OTM Digital Put Option	N	3.15%	9.32%
Trading Cost	P	0.15%	0.15%
Value of Hypothetical Option Set	Q	-5.11%	-15.51%
Amortization of Beginning Interim Value	R	-0.04%	-0.04%
Interim Value as of Review Day	S	$94,930	$84,530
Q = (K - L - M - N - P); S = A x (1 + K - L - M - N - R - P)

The Interim Value for an Indexed Account using a Barrier with Participation Rate and no Cap upside is made up of the following hypothetical option components:
•an at-the-money call;
•an out-of-the-money digital put;
12

•an out-of-the-money put;
•Beginning Interim Value; and
•Trading Costs
The Interim Value for such an Indexed Account = Base Value x [1+(at-the-money call value) * (Participation Rate) – (out-of-the-money digital put value) – (out-of-the-money put value) – Beginning Interim Value * (number of days remaining in Interest Term / total number of days in Interest Term) – (Trading Costs)]

Interim Value Example: Barrier with Participation Rate and No Cap
Interest Term		1-Year	1-Year
Base Value	A	$100,000	$100,000
Barrier		-15%	-15%
Participation Rate		105%	105%
Beginning Interim Value		0.40%	0.40%

Interim Value Review - Positive Index Returns		1-Year	1-Year
Time To End of Interest Term (years)		0.25	0.25
Index Return as of Review Day		10%	20%
Value of ATM Call Option x Participation Rate	B	12.16%	21.72%
Value of OTM Put Option	C	0.52%	0.33%
Value of OTM Digital Put Option	D	0.65%	0.43%
Trading Cost	E	0.15%	0.15%
Value of Hypothetical Option Set	F	10.84	20.81%
Amortization of Beginning Interim Value	G	0.10%	0.10%
Interim Value as of Review Day	H	$110,740	$120,710
F = (B - C - D - E); H = A x (1 + B - C - D - G - E)

Interim Value Review - Negative Index Returns		1-Year	1-Year
Time To End of Interest Term (years)		0.25	0.25
Index Return as of Review Day		-10%	-20%
Value of ATM Call Option x Participation Rate	J	0.32%	0.03%
Value of OTM Put Option	K	2.11%	6.06%
Value of OTM Digital Put Option	L	3.15%	9.32%
Trading Cost	M	0.15%	0.15%
Value of Hypothetical Option Set	N	-5.09%	-15.50%
Amortization of Beginning Interim Value	P	0.10%	0.10%
Interim Value as of Review Day	Q	$94,810	$84,400
N = (J - K - L - M); Q = A x (1 + J - K - L - P - M)

The hypothetical call and put options defined below are used as positive values in the Interim Value calculation:

At-the-money call (AMC): This is an option to buy a position in the Index at the end of the Interest Term with the strike price set to the Index Value at the beginning of the Interest Term and where the value of the AMC option on any Business Day is measured as a percentage of the Index Value at the beginning of the Interest Term.

At-the-money put (AMP): This is an option to sell a position in the Index at the end of the Interest Term with the strike price set to the Index Value at the beginning of the Interest Term and where the value of the AMP option on any Business Day is measured as a percentage of the Index Value at the beginning of the Interest Term.

Out-of-the-money call (OMC): This is an option to buy a position in the Index at the end of the Interest Term with the strike price set to the Index Value at the beginning of the Interest Term multiplied by (one plus the Cap, one plus the
13

Buffer Plus Rate, or one plus the Cap used in the Buffer Plus Crediting Method) and where the value of the OMC option on any Business Day is measured as a percentage of the Index Value at the beginning of the Interest Term.

Out-of-the-money-put (OMP): This is an option to sell a position in the Index at the end of the Interest Term with the strike price set to the Index Value at the beginning of the Interest Term multiplied by (one minus the Buffer, one plus the Floor – assuming the Floor is a negative value, or one plus the Barrier Percentage – assuming the Barrier is a negative value, depending on the Crediting Method) and where the value of the OMP option is measured on any Business Day as a percentage of the Index Value at the beginning of the Interest Term.

At-the-money-digital call (ADC): This is a digital call option with strike price set to the Index Value at the beginning of the Interest Term that entitles the buyer to receive a specified, fixed payout (equal to the Trigger Rate) at the end of the Interest Term, provided that the Index Value at the end of the Interest Term is greater than or equal to the strike price. The value of the ADC is measured on any Business Day as a percentage of the Index Value at the beginning of the Interest Term.

Out-of-the-money-digital put (ODP): This is a digital put option with strike price set to the Index Value at the beginning of the Interest Term multiplied by one plus the Barrier Percentage (assuming a negative value for the Barrier Percentage) that requires the seller to pay a specified, fixed payout (equal to the absolute value of the Barrier Percentage) at the end of the Interest Term, provided that the Index Value at the end of the Interest Term is less than the strike price. The value of the ODP is measured on any Business Day as a percentage of the Index Value at the beginning of the Interest Term.

In-the-money-digital call (IDC): This is a digital call option with strike price set to the Index Value at the beginning of the Interest Term multiplied by (one minus the Buffer) that entitles the buyer to receive a specified, fixed payout (equal to the Dual Trigger Rate) at the end of the Interest Term, provided that the Index Value at the end of the Interest Term is greater than or equal to the strike price.

Buffer Plus payout value: This is the discount value of a payoff at maturity equal to the Buffer Plus Rate at the end of the Interest Term, regardless of the change in the Index Value. This may be determined by using an in-the-money Digital Call option or an instrument providing a payoff at maturity equal to the Buffer Plus Rate.

PROXY VALUE INPUTS

Index YTD return: The Index price at the end of the current Business Day divided by the Index Value as of the beginning of the Interest Term, minus one. The Index prices are sourced daily from Bloomberg or another market source.

Interest rates: The interest rates to the end of the Interest Term as of a Business Day where the rates are interpolated from rates commonly used in the Black-Scholes formula for projecting and discounting and sourced daily from Bloomberg or another market source.

Dividend rates: The dividend rates to the end of the Interest Term as of a Business Day where the rates are interpolated from rates or implied from market data commonly used in the Black-Scholes formula as sourced daily from Bloomberg or another market source. The dividend rates may include adjustments to reflect the cost of carry and other market-implied forward-related adjustments.

Discount rates – The rates appropriate for the financial instrumental being value for the time to the end of the Interest Term as of a Business Day where the rates are linearly interpolated as needed and as provided daily by Bloomberg or another market source.

Forward Index Values – The forward values appropriate for each index for the time to the end of the Interest Term as of a Business Day where the forward values are provided daily by Bloomberg or another market source.

Time remaining: The time remaining in the Interest Term, expressed in years, as measured by the number of calendar days from the Business Day calculation date to the end of the Interest Term and then divided by 365.

Volatility: Implied option volatilities for options with generic expirations and strike prices are sourced daily from Bloomberg or another market source. Direct sources for implied volatility are generally not available because options in the marketplace do not directly align with the time remaining in the Interest Term and strike prices for each of the hypothetical derivatives underlying the calculation of Interim Value for each Indexed Account. For each option embedded in an Indexed Account, we approximate the volatilities by interpolating between implied volatilities for similar options with the closest available time remaining and strike prices.

14

Trading Costs: The trading costs represent the additional approximate cost of exiting the set of hypothetical options in the Index Crediting Method over and above the hypothetical values as calculated above.

UNDERWRITER
Symetra Securities, Inc. (“SSI”) acts as the principal underwriter for the Contracts pursuant to an underwriter’s agreement. SSI and Symetra Life are affiliates under common control. SSI is located at 777 108th Avenue NE, Suite 1200, Bellevue, WA 98004. The Contracts issued by Symetra Life are offered on a continuous basis. For the years ended December 31, 2024, 2023, and 2022, SSI received $38,010,821, $15,664,935 and $17,344,102 in commissions for the distribution of the Contracts. SSI does not retain any portion of the commissions.

FINANCIAL STATEMENTS
The financial statements of Symetra Life Insurance Company are incorporated in this SAI by reference to the Form N-VPFS/A filed on April 25, 2025.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
None.
15

PART C: OTHER INFORMATION

Item 27. Exhibits

Exhibit		Description	Reference
a.		Not Applicable
b.		Not Applicable
c.	1	Underwriting Agreement	4
	2	Selling Agreement	2
d.	1	Form of Individual Single Premium Deferred Index-Linked Annuity Contract	5
	2	Form of Individual Single Premium Deferred Index-Linked Annuity Contract Data Page	5
	3	Form of Point to Point with Buffer, Participation Rate and Cap Indexed Account Endorsement	Filed Herewith
	4	Form of Point to Point with Buffer Plus, Participation Rate and Cap Indexed Account Endorsement	5
	5	Form of Return Lock Endorsement	5
	6	Form of Terminal Illness Waiver	5
	7	Form of Point to Point with Buffer and Trigger Indexed Account Endorsement	5
	8	Form of Hospital and Nursing Home Waiver	5
	9	Form of Point to Point with Buffer and Dual Trigger Endorsement	5
	10	Form of Fixed Account Endorsement	5
e.		Form of Index-Linked Annuity Contract Application	Filed Herewith
f.	1	Amended and Restated Articles of Incorporation of Symetra Life Insurance Company	1
	2	Bylaws of Symetra Life Insurance Company	1
g		Reinsurance Agreements	Not applicable
h		Not Applicable
i		Not Applicable
j		Not Applicable
k.		Opinion and Consent of Counsel	Filed Herewith
l		Consent of KPMG, LLP, Independent Auditors	Filed Herewith
m.		Not Applicable
n.		Not Applicable
o.		Form of Initial Summary Prospectus	Filed Herewith
p.		Not Applicable
q.		Not Applicable
r.		Historical Current Limits on Index Gains	Filed Herewith

Exhibit	Description	Reference
Reference	Description
1	Incorporated by reference as an exhibit from the initial filing on Form S-1 (333-225314), electronically filed on May 31, 2018.
2	Incorporated by reference as an exhibit from the Pre-Effective Amendment No. 1 filing on Form S-1/A (333-225314), electronically filed on August 24, 2018.
3	Incorporated by reference as an exhibit from the Pre-Effective Amendment No. 1 filing on Form S-1 (333-252144), electronically filed on March 31, 2021.
4	Incorporated by reference as an exhibit from the Post-Effective Amendment No. 3 filing on Form S-1 (333-252144), electronically filed on April 3, 2023.
5	Incorporated by reference as an exhibit from the initial filing on Form S-1 (333-276608, electronically filed on January 19, 2024.

Item 28. Directors and Officers of the Insurance Company
Set forth below is a list of each director and officer of Symetra Life who is engaged in activities relating to the indexed-linked annuity Contracts.

Name	Positions with Symetra	Principal Business Address
Ashlock, Dena S.	Senior Vice President, Chief Actuary and Chief Risk Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Balkovetz, Chantel L.	Executive Vice President and Chief Operations Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Brooks, Tommie D.	Director, Chief Financial Officer and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Diouf, Anne-Marie	Senior Vice President and Chief Human Resources Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Farrell, Andrew M.	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Fiechtner, Kelli	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Henderson, Maureen H.	Senior Vice President and Chief Compliance Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Herzberg, Keren A.	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Hunt, Mark E.	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Kiyota, Koichi	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Meister, Margaret A.	Director and President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Senior Vice President, Chief Accounting Officer and Treasurer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Parker, Trinity E.	Senior Vice President and Chief Marketing Officer	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Rabin, Kevin W.	Senior Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Severin, Wesley W.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Umehara, Shin	Director	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Name	Positions with Symetra	Principal Business Address
Veneziani, Jacqueline M.	Director, Senior Vice President, General Counsel and Secretary	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004
Work, Mindi E.	Director and Executive Vice President	777 108th Avenue NE, Suite 1200 Bellevue, WA 98004

Item 29. Persons Controlled By or Under Common Control with the Insurance Company
Symetra Life is a wholly owned subsidiary of Symetra Financial Corporation. Symetra Financial Corporation is organized under Delaware law and Symetra Life is organized under Iowa law. All subsidiaries are included in the financial statements. Following is the organizational chart of Symetra Financial Corporation.

SUMITOMO LIFE INSURANCE COMPANY
TIN #: 98-0149856 Domicile: Japan
SYMETRA FINANCIAL CORPORATION
TIN # 20-0978027 - Domicile (DE)
Symetra Life Insurance Company
***
TIN # 91-0742147
NAIC Co. # 68608*
Domicile: IA
Symetra Assigned Benefits Service Company
***
TIN # 91-1246870
Domicile: WA
Clearscape Funding Corporation
***
TIN # 20-3820455
Domicile: WA
Symetra Securities, Inc.
***
TIN # 91-0824835
Domicile: WA
Symetra Investment Management Company
***
TIN # 84-2356467
Domicile: DE
Symetra Bermuda Re Ltd.
***
TIN # 98-1691759
Domicile: Bermuda
Greenwell Springs Road, LLC
***
TIN # 33-2029689
Domicile: DE
Symetra National Life Insurance Company
***
TIN # 91-1079693
NAIC Co. # 90581*
Domicile: IA
First Symetra National Life Insurance Company of New York
***
TIN # 91-1367496
NAIC Co. #: 78417*
Domicile: NY
Symetra Reinsurance Corporation
***
TIN #47-2354842
Domicile: IA
WSF Receivables I, LLC
***
TIN # 26-1099574
Domicile: FL
Symetra Investment Management Real Estate Holdings LLC
***
TIN # 87-3534631
Domicile: DE
Symetra Investment Management Real Estate Investors LLC
***
TIN # 87-3591460
Domicile: DE

* NAIC Group # 4855
100% owned unless otherwise noted
Revised as of Nov. 18, 2024

Item 30. Indemnification
As more fully set forth in its Bylaws, Symetra Life, to the maximum extent it is empowered by the Iowa Business Corporation Act, Iowa Code Chapter 490, shall indemnify and advance expenses to any person who was or is a party to or is threatened to be made a party to any threatened, pending or completed claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (including a grand jury proceeding) and whether formal or informal, by reason of the fact that such person (a) is or was a director or officer of the corporation, or (b) while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee, agent, partner or trustee (or in a similar capacity) of another corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan, against reasonable expenses (including attorneys’ fees), judgments, fines, penalties, including an excise tax assessed with respect to an employee benefit plan, and amounts paid in settlement actually and reasonably incurred by such person in connection with such claim, action, suit or proceeding or any appeal thereof.

Under certain Director and Officer Indemnification Agreements (“Agreement(s)”) between Symetra Life’s parent company, Symetra Financial Corporation, and directors and/or certain officers of Symetra Life (“Indemnitees”), Symetra Financial Corporation indemnifies and holds harmless Indemnitees, to the full extent permitted by the laws of the State of Delaware in effect at the time the Agreement is effective or as such laws may from time to time be amended, against all Indemnifiable Losses related to, resulting from or arising out of any Claim (subject to certain exceptions) where:

•“Claim” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, arbitrative, investigative or other, in which the Indemnitee is a party or reasonably could be made a party, is threatened to be made a party or is involved by reason of the fact that (i) Indemnitee is or was a director, officer, employee or agent of the Company and/or of a subsidiary of the Company, or (ii) Indemnitee is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, non-profit organization, joint venture, trust or other enterprise. Inclusion of the Indemnitee’s role with such an enterprise (including, for example, service on the board of directors of a non-profit organization) on a list approved from time to time by the Chief Executive Officer or Chief Financial Officer of the Company shall constitute service “at the request of the Company” for purposes of clause (ii) in the preceding sentence.
•“Expenses” includes all direct and indirect costs and expenses of any type whatsoever (including without limitation all attorneys’ and experts’ fees, expenses and charges) and all other costs, expenses and obligations actually and reasonably paid or incurred by Indemnitee in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to investigate, defend, be a witness in or participate in, any Claim; and
•“Indemnifiable Losses” means any and all Expenses, damages, losses, liabilities, judgments, fines, penalties and amounts paid in settlement (including without limitation all interest, assessments and other charges paid or payable in connection with or in respect of any of the foregoing) (collectively, “Losses”) reasonably incurred by Indemnitee relating to, resulting from or arising out of any Claim.

Item 31. Principal Underwriters
a.Symetra Securities, Inc., the principal underwriter for the Contracts, also acts as the principal underwriter for: Resource Variable Account B; Symetra Separate Account SL; Symetra Deferred Variable Annuity Account; Symetra Separate Account VL; Symetra Separate Account C; Resource Variable Account A; and Separate Account D (Safeflex). These are separate accounts of Symetra Life Insurance Company.

Symetra Securities, Inc. also acts as the principal underwriter for First Symetra Separate Account S, a registered separate account of First Symetra National Life Insurance Company of New York.

b.     The following information is provided for each officer and director of the principal underwriter:

Name	Positions and Offices with Underwriter	Principal Business Address
Balkovetz, Chantel	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Dimitri, David M.	Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Dow, Shanen	Assistant Vice President and Assistant Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Ellis, Courtney L.	Chief Operating Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Farrell, Andrew M.	Chairman of the Board and President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Hanson, Colleen	Financial and Operations Principal	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Murphy, Colleen M.	Director, Chief Financial Officer, and Treasurer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Norberg, Kristin R.	Vice President	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Oberdeck, Andrew A.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Otto, Joei R.	Assistant Secretary	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Rabin, Kevin W.	Director	777 108th Ave NE, Suite 1200 Bellevue, WA 98004
Sanders, Barbara	Chief Compliance Officer	777 108th Ave NE, Suite 1200 Bellevue, WA 98004

c.    During the fiscal year ended December 31, 2024, Symetra Securities, Inc. received $38,010,821 in commissions for the distribution of the Contracts sold in which no payments were retained. Symetra Securities, Inc. did not receive any other compensation in connection with the sale of the Contracts.

Item 31A. Information on Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

a.    The following information about the Contracts is as of December 31, 2024.

Name of Contract	Number of Contracts Outstanding	Total Value Attributable to the Indexed Accounts and/or Symetra Fixed Account subject to Contract Adjustment	Number of Contracts Sold during the prior Calendar Year	Gross Premiums received During the Prior Calendar Year	Combination Contract
Symetra Trek Plus	11,179.00	$2,236,770,812.06	5,740.00	$1,146,978,893.44	No

b. See Exhibit 27(r)

Item 32. Location of Accounts and Records
Not Applicable

Item 33. Management Services
Not Applicable

Item 34. Undertakings
1.The undersigned hereby undertakes:
a.To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement to include any prospectus required by section 10(a)(3) of the Securities Act of 1933; and
b.That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Bellevue and State of Washington, on this 25th

SYMETRA LIFE INSURANCE COMPANY (Insurance Company)

By:	Margaret Meister
Name: Margaret A. Meister
Title: President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated below.

NAME	TITLE	DATE
Tommie D. Brooks Tommie D. Brooks	Director, Chief Financial Officer, Executive Vice President (Principal Accounting Officer & Principal Financial Officer)	April 24, 2025
Mark E. Hunt Mark E. Hunt	Director	April 23, 2025
Koichi Kiyota Koichi Kiyota	Director	April 23, 2025
Margaret A. Meister Margaret A. Meister	Director and President (Principal Executive Officer)	April 23, 2025
Wesley W. Severin Wesley W. Severin	Director and Executive Vice President	April 23, 2025
Shin Umehara Shin Umehara	Director	April 23, 2025
Jacqueline M. Veneziani Jacqueline M. Veneziani	Director, General Counsel, Senior Vice President and Secretary	April 23, 2025
Mindi E. Work Mindi E. Work	Director and Executive Vice President	April 25, 2025

INDEX TO EXHIBITS

Exhibit		Description
d	3	Form of Point to Point with Buffer, Participation Rate and Cap Indexed Account Endorsement
e		Form of Index Linked Annuity Contract Application
k		Opinion and Consent of Counsel
l		Consent of KPMG, LLP, Independent Auditors
o		Form of Initial Summary Prospectus
r		Historical Current Limits on Index Gains